UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

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Global Brass and Copper Holdings, Inc.

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Global Brass and Copper Holdings, Inc.

475 N. Martingale Road Suite 1050

Schaumburg, Illinois 60173

April 8, 2016

Dear Stockholder:

On behalf of the Board of Directors of Global Brass and Copper Holdings, Inc., you are cordially invited to attend the 2016 Annual Meeting of Stockholders (the “Annual Meeting”) to be held on May 26, 2016, at 10:00 a.m. (Central Time) at The Woodfield Corporate Center, 425 N. Martingale Road, Suite 90, Schaumburg, Illinois 60173.

We have included in this letter a proxy statement that provides you with detailed information about the Annual Meeting. We encourage you to read the entire proxy statement carefully. You may also obtain more information about Global Brass and Copper Holdings, Inc. from documents we have filed with the United States Securities and Exchange Commission.

You are being asked at the Annual Meeting to (i) elect directors named in this proxy statement, (ii) to ratify the appointment of PricewaterhouseCoopers LLP as our independent registered public accounting firm, (iii) to approve the amendment and restatement of our Global Brass and Copper Holdings, Inc. 2013 Omnibus Equity Incentive Plan (the “2013 Plan”), (iv) to provide an advisory vote to approve our executive compensation, and (v) to transact any other business properly brought before the meeting.

Whether or not you plan to attend the Annual Meeting, your vote is important and your prompt consideration is appreciated. You may vote your shares through one of the methods described in the enclosed proxy statement. We urge you to read the accompanying proxy statement carefully and to vote FOR the nominees proposed by the Board of Directors and in accordance with the recommendations of the Board of Directors on the other proposals by following the voting instructions contained in the proxy statement.

On behalf of the Board of Directors, I thank you in advance for your continued support of Global Brass and Copper Holdings, Inc.

Sincerely,

John J. Wasz

President and Chief Executive Officer

This proxy statement is dated April 8, 2016 and is first being distributed to stockholders on or about April 8, 2016.

GLOBAL BRASS AND COPPER HOLDINGS, INC.

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

May 26, 2016

10:00 a.m. (Central Time)

To the Stockholders of Global Brass and Copper Holdings, Inc.:

The 2016 Annual Meeting of Stockholders will be held on May 26, 2016, at 10:00 a.m. (Central Time) at The Woodfield Corporate Center, 425 N. Martingale Road, Suite 90, Schaumburg, Illinois 60173. The purpose of the meeting is to:

1.	elect seven directors;

2.	ratify the appointment of PricewaterhouseCoopers LLP as our independent registered public accounting firm for 2016;

3.	approve the amendment and restatement of our Global Brass and Copper Holdings, Inc. 2013 Omnibus Equity Incentive Plan (the “2013 Plan”);

4.	provide an advisory vote on executive compensation; and

5.	conduct any other business properly brought before the meeting or any adjournments or postponements thereof.

Voting is limited to stockholders of record at the close of business on March 28, 2016. A list of stockholders entitled to vote at the meeting, and any postponements or adjournments of the meeting, will be available for examination between the hours of 9:00 a.m. and 5:00 p.m. (Central Time) at our headquarters at 475 N. Martingale Road, Suite 1050, Schaumburg, Illinois 60173 during the ten (10) days prior to the Annual Meeting and also at the Annual Meeting.

YOUR VOTE IS IMPORTANT. WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING, PLEASE VOTE YOUR SHARES OVER THE TELEPHONE OR VIA THE INTERNET OR BY COMPLETING, DATING, SIGNING AND RETURNING A PROXY CARD, AS DESCRIBED IN THE ENCLOSED PROXY STATEMENT. YOUR PROMPT COOPERATION IS GREATLY APPRECIATED.

By Order of the Board of Directors,

Scott B. Hamilton

General Counsel and Corporate Secretary

April 8, 2016

Notice of Electronic Availability of Proxy Statement and Annual Report

As permitted by rules adopted by the United States Securities and Exchange Commission (the “SEC”), we are making this proxy statement and our annual report available to stockholders electronically via the internet. On or about April 8, 2016, we will mail to most of our stockholders a notice (the “Notice”) containing instructions on how to access this proxy statement and our annual report and how to vote via the internet, by telephone or by mail. Other stockholders, in accordance with their prior requests, will receive e-mail notification of how to access our proxy materials and how to vote via the internet or by telephone, or will be mailed paper copies of our proxy materials and a proxy card on or about April 8, 2016.

The Notice also contains instructions on how to request a printed copy of the proxy materials. In addition, you may elect to receive future proxy materials in printed form by mail or electronically by e-mail by following the instructions included in the Notice. If you have previously elected to receive our proxy materials electronically, you will continue to receive these materials via e-mail unless you elect otherwise.

i

GLOBAL BRASS AND COPPER HOLDINGS, INC.

475 N. Martingale Road, Suite 1050

Schaumburg, Illinois 60173

SUMMARY OF THE ANNUAL MEETING

This proxy statement contains information related to our 2016 Annual Meeting of Stockholders (the “Annual Meeting”) of Global Brass and Copper Holdings, Inc. (referred to herein as the “Company,” “GBC,” “we,” “us” or “our,” as the context requires) to be held at The Woodfield Corporate Center, 425 N. Martingale Road, Suite 90, Schaumburg, Illinois 60173, on May 26, 2016, at 10:00 a.m. (Central Time). This proxy statement is first being distributed to stockholders on or about April 8, 2016.

Why did you send me this proxy statement?

We sent you this proxy statement because the Board of Directors (the “Board”) of the Company is soliciting your proxy to vote at the Annual Meeting to be held on May 26, 2016, at 10:00 a.m. (Central Time) and at any postponements or adjournments of the Annual Meeting. This proxy statement summarizes information that is intended to assist you in making an informed vote on the proposals described in this proxy statement.

Who can vote at the Annual Meeting?

Only stockholders of record as of the record date are entitled to vote at the Annual Meeting. The record date to determine stockholders entitled to notice of and to vote at the Annual Meeting is the close of business on March 28, 2016. On the record date, there were 21,489,645 shares of our common stock, par value $0.01 per share, outstanding. Our common stock is the only class of voting securities outstanding.

How many shares must be present to conduct the Annual Meeting?

We must have a quorum present in person or by proxy to conduct the Annual Meeting. A quorum is established when a majority of shares entitled to vote is present in person or represented by proxy at the Annual Meeting. Abstentions and broker non-votes (as described below) are counted for purposes of determining whether a quorum is present.

What matters are to be voted on at the Annual Meeting?

The agenda for the Annual Meeting is to:

1.	elect seven (7) directors;

2.	ratify the appointment of PricewaterhouseCoopers LLP as our independent registered public accounting firm for 2016;

3.	approve the amendment and restatement the 2013 Plan;

4.	provide an advisory vote on executive compensation; and

5.	conduct any other business properly brought before the meeting or any adjournments or postponements thereof.

As of the date of this proxy statement, we do not know of any other matters to be presented at the Annual Meeting. If any other matters properly come before the Annual Meeting, however, the persons named in your proxy will be authorized to vote or otherwise act in accordance with their judgment.

How does the Board recommend that I vote?

The Board recommends that you vote:

1.	FOR the election of each of the Company’s director nominees named in this proxy statement;

2.	FOR the ratification of the appointment of PricewaterhouseCoopers LLP as our independent registered public accounting firm for 2016;

3.	FOR the amendment and restatement of the 2013 Plan; and

4.	FOR the approval, on an advisory basis, of our executive compensation.

How do I vote at the Annual Meeting?

You may vote in person at the Annual Meeting or by proxy. There are three ways to vote by proxy:

•	By Telephone—You can vote by telephone by following the instructions on your proxy card. You will need to use the control number appearing on your Notice or proxy card to vote by telephone;

•	By Internet—You can vote via the internet by following the instructions on your proxy card. You will need to use the control number appearing on your Notice or proxy card to vote via the internet; or

•	By Mail—You can vote by completing, dating, signing and returning the proxy card in the enclosed postage-paid envelope.

Telephone and internet voting facilities for stockholders of record will be available 24 hours a day. You may vote over the telephone or via the internet until 10:59 p.m. (Central Time) on May 25, 2016. Even if you plan to attend the Annual Meeting in person, we recommend that you also submit your proxy or voting instructions as described above so that your vote will be counted if you later decide not to attend the Annual Meeting in person.

Your proxy will be voted in accordance with your instructions, so long as, in the case of a proxy card returned by mail, such card has been signed and dated. If you vote your shares via the internet, by telephone or by executing and returning a proxy card by mail but you do not provide specific instructions with respect to the proposals, your shares will be voted FOR the director nominees named in this proxy statement, FOR the ratification of the appointment of our independent registered public accounting firm, FOR the approval of the amendment and restatement of the 2013 Plan, and FOR the advisory approval of executive compensation described in this proxy statement.

As of the date of this proxy statement, we do not know of any other matters to be presented at the Annual Meeting except those described in this proxy statement. If any other matters properly come before the Annual Meeting, however, the persons named in the enclosed proxy will be authorized to vote or otherwise act in accordance with their judgment.

What should I do if I receive more than one set of proxy materials from the Company?

If you hold your shares in multiple accounts or registrations, or in both registered and street name, you may receive proxy materials for each account. Please vote by telephone or via the internet for each Notice and set of proxy materials that you receive, or vote by mail by signing, dating and returning all proxy cards you receive from the Company. Only the latest dated proxy that you submit for each account will be voted and counted.

May I change my vote?

Yes. You may revoke your proxy at any time before it is voted at the Annual Meeting. To change your vote, if you are a stockholder of record, you may submit another later dated proxy by telephone, internet or mail or by voting your shares in person at the Annual Meeting (your attendance at the Annual Meeting will not, by itself, revoke your proxy; you must vote in person at the Annual Meeting to revoke your proxy). If you are a beneficial owner and your shares are held in street name, you may change your vote by submitting new voting instructions to your bank, broker, trustee or nominee, or if you have obtained a legal proxy from such entity giving you the right to vote your shares, you may change your vote by attending the Annual Meeting and voting in person.

What vote is required to elect directors and approve the other matters described in this proxy statement?

In an effort to continually strengthen our corporate governance policies, the Board amended the Company’s bylaws (“Bylaws”) prior to the Company’s 2015 Annual Meeting to adopt majority voting in uncontested elections. Because this is an uncontested election, the director nominees must receive the affirmative vote of a majority of the votes cast to be elected (i.e., the number of shares voted “for” a director nominee must exceed the number of votes cast “against” that nominee) (Proposal No. 1). Abstentions and broker non-votes will have no effect on the outcome of the election of directors.

For the ratification of the appointment of PricewaterhouseCoopers LLP as our independent registered public accounting firm (Proposal No. 2), the approval of the amendment and restatement of the 2013 Plan (Proposal No. 3), and the advisory approval of our executive compensation (Proposal No. 4), the affirmative vote of the holders of a majority of the shares represented in person or by proxy and entitled to vote on the proposal will be required for approval. Abstentions will not be voted but will be counted for purposes of determining whether there is a quorum. Accordingly, abstentions will have the effect of a negative vote on Proposals No. 2, 3 and 4. Broker non-votes will have no effect on Proposal No. 4.

What is the difference between holding shares as a stockholder of record and as a beneficial owner?

If your shares are registered in your name on the Company’s books and records or with our transfer agent, you are the “stockholder of record” of those shares, and this proxy statement and accompanying materials have been provided directly to you by the Company. On the other hand, if you purchased your shares through a brokerage or other financial intermediary, the brokerage or other financial intermediary will automatically put your shares into “street name” which means that the brokerage or other financial intermediary will hold your shares in its name or another nominee’s name and not in your name, but will keep records showing you as the “beneficial owner.” If you hold shares beneficially in street name, this proxy statement and accompanying materials have been forwarded to you by your broker, bank or other holder of record.

How do I vote if my bank or broker holds my shares in “street name”?

If you hold your shares in “street name” through a bank, broker or other nominee, such bank, broker or nominee will vote those shares in accordance with your instructions. To so instruct your bank, broker or nominee, you should refer to the information provided to you by such entity. Without instructions from you, a bank, broker or nominee will be permitted to exercise its own voting discretion with respect to so-called routine matters but will not be permitted to exercise voting discretion with respect to non-routine matters. The only routine matter on our agenda for the Annual Meeting is Proposal No. 2 (ratification of auditors). Proposals No. 1 (director elections), 3 (approval of amended and restated 2013 Plan), and 4 (advisory vote on executive compensation) are each non-routine matters. Thus, if you do not give your bank, broker or nominee specific instructions with respect to Proposal No. 2, your shares will be voted in such entity’s discretion. If you do not give your bank, broker or nominee specific instructions with respect to the remaining proposals, your shares will not be voted on such proposals. This is called a “broker non-vote.” Shares represented by such broker non-votes will be counted in determining whether there is a quorum and will have the effect described above on each of the non-routine proposals. We urge you to provide your bank, broker or nominee with appropriate voting instructions so that all your shares may be voted at the Annual Meeting.

How many votes do I have?

Each share of common stock that you hold as of the record date entitles you to one vote, without cumulation, on each matter to be voted upon at the Annual Meeting.

How will the votes be counted at the Annual Meeting?

The votes will be counted by the inspector of election appointed for the Annual Meeting.

How will the Company announce the voting results?

The Company will report the final results of the voting at the Annual Meeting in a filing with the SEC on a Current Report on Form 8-K.

Who pays for the Company’s solicitation of proxies?

The Board is soliciting your proxy to vote your shares of common stock at our Annual Meeting. We will bear the cost of soliciting proxies on behalf of the Company, including preparing, printing and mailing this proxy statement. Proxies may be solicited personally, by mail, email or by telephone by certain of our directors, officers, employees or representatives. Our directors and employees will not be paid any additional compensation for soliciting proxies. We will reimburse brokerage houses, banks, custodians, and other nominees and fiduciaries for out-of-pocket expenses incurred in forwarding our proxy solicitation materials.

What is “householding” and how does it work?

Under the rules adopted by the SEC, we may deliver a single set of proxy materials to one address shared by two or more of our stockholders. This delivery method is referred to as “householding” and can result in significant cost savings. To take advantage of this opportunity, we have delivered only one set of proxy materials to multiple stockholders who share an address, unless we received contrary instructions from the impacted stockholders prior to the mailing date. We agree to deliver promptly, upon written or oral request, a separate copy of the proxy materials, as requested, to any stockholder at the shared address to which a single copy of these documents was delivered. If you prefer to receive separate copies of the proxy statement or annual report, contact Broadridge Financial Solutions, Inc. by calling 1-866-540-7095 or in writing at 51 Mercedes Way, Edgewood, New York 11717, Attention: Householding Department.

In addition, if you currently are a stockholder who shares an address with another stockholder and would like to receive only one copy of future notices and proxy materials for your household, you may notify your broker if your shares are held in a brokerage account or you may notify us if you hold registered shares. Registered stockholders may notify us by contacting Broadridge Financial Solutions, Inc. at the above telephone number or address.

What do I need for admission to the Annual Meeting?

Attendance at the Annual Meeting or any adjournment or postponement thereof will be limited to record and beneficial stockholders as of the record date (March 28, 2016), individuals holding a valid proxy from a record holder, and other persons authorized by the Company. If you are a stockholder of record your name will be verified against the list of stockholders of record prior to your admittance to the Annual Meeting or any adjournment or postponement thereof. You should be prepared to present photo identification for admission. If you hold your shares in a street name, you will need to provide proof of beneficial ownership on the record date, such as a brokerage account statement showing that you owned stock as of the record date, a copy of a voting instruction form provided by your broker, bank or other nominee, or other similar evidence of ownership as of the record date, as well as your photo identification, for admission. If you do not provide photo identification or comply with the other procedures described above, you will not be admitted to the Annual Meeting or any adjournment or postponement thereof. For security reasons, you and your bags may be subject to search prior to your admittance to the Annual Meeting.

ELECTION OF DIRECTORS

(PROPOSAL NO. 1)

Upon the recommendation of our Nominating and Governance Committee (the “Nominating and Governance Committee”), the Board has nominated the seven individuals listed below to stand for election to the Board for a one-year term ending at the annual meeting of stockholders in 2017 or until their successors, if any, are elected or appointed prior thereto.

All of the director nominees listed below have consented to being named in this proxy statement and to serve if elected. However, if any nominee becomes unable to serve, proxy holders will have discretion and authority to vote for another nominee proposed by our Board. Alternatively, our Board may reduce the number of directors to be elected at the Annual Meeting.

Vicki L. Avril	Age: 61	GBC Committees: • Audit, Compensation and Nominating and Governance

Biography

Ms. Avril has served as a director of the Company since February 2014. Ms. Avril previously served as the Chief Executive Officer of IPSCO Tubulars, Inc., a large North American producer of oil and gas welded pipe, seamless pipe and premium connections and provider of oil field services, from 2008 until 2013. Prior to that, Ms. Avril held various positions, including Senior Vice President and Chief Financial Officer at IPSCO Tubulars, Inc. and Senior Vice President and Chief Financial Officer at Wallace Computer Services, Inc. Ms. Avril currently serves on the boards of directors of Greif, Inc., an industrial packaging and services company, for which she has served as the chair of the audit committee since 2009 and Commercial Metals Company, a global metals recycling, manufacturing, fabricating, and trading company, for which she has served on their audit committee and nominating & corporate governance committee. Ms. Avril graduated with a B.S. in accounting from the University of Illinois at Urbana-Champaign and obtained a M.B.A. from the University of Chicago. Ms. Avril brings to the Board extensive management and leadership experience, including in the manufacturing industry, and extensive knowledge of accounting and finance matters through her experience as a chief financial officer for various public companies. For these reasons, we believe she is well qualified to serve on the Board.

Donald L. Marsh	Age: 69	GBC Committees: • Nominating and Governance (Chair) • Audit, Compensation

Biography

Mr. Marsh has served as a director of the Company since January 2014. Mr. Marsh was President, Principal Executive Officer and Chief Operating Officer of Castle Brands, Inc., a publicly traded distillery company, from November 2007 to October 2008. Prior to that, he was a consultant to Castle Brands, Inc. from March 2007. Mr. Marsh was chief financial officer and head of corporate development for Commonwealth Industries, Inc., previously a publicly traded aluminum manufacturer, from 1996 to 2005. Additionally, Mr. Marsh served as an executive vice president and managing director of commercial and investment banking at J.P. Morgan Chase. Mr. Marsh holds a B.S. in engineering from Princeton University and an M.B.A. from Harvard University School of Business. Mr. Marsh brings to the Board senior level management and leadership experience, including as the principal executive officer and chief operating officer of a public company, and financial and accounting expertise. For these reasons, we believe he is well qualified to serve on the Board.

Bradford T. Ray	Age: 58	GBC Committees: • Audit, Compensation and Nominating and Governance

Biography

Mr. Ray has served as a director of Global Brass and Copper Holdings, Inc. since December 2014. Mr. Ray served as Chairman of the Board and Chief Executive Officer from 2002 to 2010 of Steel Technologies, Inc., one of the leading steel processors in North America, and continued to serve as an advisor to Steel Technologies, Inc. until 2012. Prior to 2002, Mr. Ray held various positions at Steel Technologies, Inc., including Director, President and Vice President of Manufacturing. In addition, as of December 31, 2014, Mr. Ray was appointed to the boards of directors of Porter Bancorp, Inc. and PBI Bank, Inc. We believe he is well qualified to serve on the Board of Directors.

John H. Walker	Age: 58	GBC Committees: • Executive

Biography

Mr. Walker has served as our Non-Executive Chairman since March 17, 2014, following his retirement as Chief Executive Officer of the Company. Mr. Walker previously served as Executive Chairman since November 2013 and Chief Executive Officer of Global Brass and Copper Holdings, Inc. and as a director of Global Brass and Copper Holdings, Inc. since 2007. From 2003 to 2006, he served as chief executive officer and president of The Boler Company, a major transportation manufacturer. Additionally, he currently serves as a director of Nucor Corporation, a major steel manufacturer, and of United Continental Holdings, Inc., a global airline. Mr. Walker served as a director of Delphi Corporation, an auto parts manufacturer, from 2005 to 2009 and of The Boler Company from 2003 to 2006. Mr. Walker provides valuable business expertise and extensive management knowledge to the Board, having served as our chief executive officer and in key management and operational oversight roles in various other corporations. He also brings consulting and strategy expertise from his early career with McKinsey & Company, a global management consulting firm. Mr. Walker brings audit and financial experience to the Board through his service on the audit committees of United Continental Holdings, Inc., Delphi Corporation and Nucor Corporation, and knowledge of director and executive compensation through his service on the compensation committees of United Continental Holdings, Inc. and Nucor Corporation. Further, Mr. Walker serves on the nominating and governance committee of Nucor Corporation as well as the public responsibility committee of United Continental Holdings, Inc. For the foregoing reasons, we believe Mr. Walker is well qualified to serve as the Non-Executive Chairman of the Board.

John J. Wasz	Age: 55	GBC Committees: • None

Biography

Mr. Wasz was elected as the Chief Executive Officer and as a director of Global Brass and Copper Holdings, Inc. on March 17, 2014. Mr. Wasz serves on no outside boards of directors. Mr. Wasz has served as the President of Global Brass and Copper Holdings, Inc. since September 6, 2013 and as the Chief Operating Officer of Global Brass and Copper Holdings, Inc. since January 9, 2012. Mr. Wasz served as President of GBC Metals, LLC, (d/b/a Olin Brass) until December, 2014. From 2008 to 2009, he was the special advisor to the chief executive officer of Aleris International, Inc. From 2004 to 2008, Mr. Wasz served as executive vice president and president of Aleris Rolled Products North America, an aluminum manufacturer. Prior to that time, from 1999 to 2001, he served as executive vice president and president of Alflex, a manufacturer of electrical armored cable, and prior to that Mr. Wasz held the position of vice president of operations of Alflex. Additionally, Mr. Wasz has served in several other management capacities. Mr. Wasz holds a B.A. in economics from Depauw University, and he attended the advanced management program at the Harvard Business School. We believe Mr. Wasz’s management and leadership experience with the Company, his service as our Chief Executive Officer and his manufacturing industry experience makes him well qualified to serve on the Board.

Martin E. Welch, III	Age: 67	GBC Committees: • Audit (Chair) • Compensation and Nominating and Governance

Biography

Mr. Welch has served as a director of Global Brass and Copper Holdings, Inc. since July 2011. Mr. Welch served as executive vice president and chief financial officer of Visteon Corporation, a global automotive parts supplier, from 2011 to 2012. Mr. Welch served as executive vice president and chief financial officer of United Rentals, Inc., an industrial and construction equipment rental company, from 2005 to 2009, and concurrently from 2002 to 2008, he served as business advisor to the private equity firm York Management Services. Mr. Welch served on the board of directors and chaired the audit committee of Delphi Corporation from 2006 to 2009. Mr. Welch served as chief financial officer of Kmart Corporation, a major retailer, from 1995 to 2001. From 1991 until 1995, Mr. Welch served as chief financial officer for Federal-Mogul Corporation, an automotive parts supplier. Mr. Welch serves on the board of Allegion PLC where he chairs the audit committee. Mr. Welch holds a B.S. degree in accounting and an MBA from the University of Detroit Mercy where he is a trustee. Mr. Welch is a certified public accountant. Mr. Welch has acquired important business leadership, financial and accounting skills from his career in the retail, business services, and automotive industries, including through his tenure as chief financial officer of Visteon Corporation, United Rentals, Inc., Kmart Corporation and Federal-Mogul Corporation. We believe these skills make him well suited to serve on the Board.

Ronald C. Whitaker	Age: 68	Lead Independent Director GBC Committees: • Compensation (Chair) • Audit, Nominating and Governance, and Executive

Biography

Mr. Whitaker is our lead independent director and has served as a director of Global Brass and Copper Holdings, Inc. since July 2011. Mr. Whitaker served as the president and chief executive officer of Hyco International Inc., a major manufacturer of hydraulic cylinders, from 2003 to 2011. From 1995 to 2003, he served as chief executive officer or chairman of the board of directors of various manufacturing companies, including Strategic Distributions, Inc., a distributor of items to industrial customers, Johnson Outdoors, a sporting goods manufacturer, and EWI (Studebaker) Inc., an automotive tier-1 stampings supplier. Mr. Whitaker served on the boards of directors of Sturm Ruger & Co., a firearms manufacturer, Pangborn Corp., an industrial surfacing company, Payne & Dolan Inc., a road and bridge construction company, and The Savannah Music Festival. Mr. Whitaker graduated from the College of Wooster in 1969 with a degree in economics and from Dartmouth’s Tuck School of Business in 1971. We believe Mr. Whitaker’s extensive background in turnaround leadership, corporate strategy, operations and marketing make him well qualified to serve on the Board.

THE BOARD UNANIMOUSLY RECOMMENDS A VOTE “FOR” THE ELECTION OF EACH

OF THE DIRECTOR NOMINEES NAMED IN THIS PROXY STATEMENT.

PROXIES SOLICITED BY THE BOARD WILL BE VOTED FOR THE ELECTION OF EACH

OF THE DIRECTOR NOMINEES NAMED IN THIS PROXY STATEMENT UNLESS STOCKHOLDERS SPECIFY A CONTRARY VOTE.

DIRECTORS, EXECUTIVE OFFICERS AND CORPORATE GOVERNANCE

Management

Our executive officers as of the date of this proxy statement are as follows. Each is a citizen of the U.S. unless otherwise indicated.

Name	Age	Position
John J. Wasz	55	Chief Executive Officer, President, Chief Operating Officer and Director
Robert T. Micchelli	60	Chief Financial Officer
Scott B. Hamilton	57	General Counsel and Secretary
Kevin W. Bense	49	President—A.J. Oster, LLC
Devin K. Denner	59	President—Chase Brass, LLC
William G. Toler	59	President—GBC Metals, LLC (d/b/a Olin Brass)
Christopher J. Kodosky	43	Vice President—Finance

John J. Wasz—Mr. Wasz was elected as the Chief Executive Officer and President and as a director of Global Brass and Copper Holdings on March 17, 2014. Mr. Wasz previously served as the President of Global Brass and Copper Holdings since September 6, 2013, as the Chief Operating Officer of Global Brass and Copper Holdings since January 9, 2012 and as the president of Olin Brass since 2010. From 2008 to 2009, he was the special advisor to the chief executive officer of Aleris International, Inc. From 2004 to 2008, Mr. Wasz served as executive vice president and president of Aleris Rolled Products North America, an aluminum manufacturer. Prior to that time, from 1999 to 2001, he served as executive vice president and president of Aflex, a manufacturer of electrical armored cable, and prior to that Mr. Wasz held several other management capacities at Commonwealth Industries. Mr. Wasz holds a bachelor’s degree in economics from Depauw University, and he attended the advanced management program at the Harvard Business School.

Robert T. Micchelli—Mr. Micchelli has served as the chief financial officer of Global Brass and Copper Holdings since 2008. Prior to joining Global Brass and Copper Holdings, from 2007 to 2008 Mr. Micchelli served as executive vice president and chief financial officer of Wilbert Plastics, Inc., a plastics design and processing company, vice president of finance of The Boler Company from 2001 to 2006, and vice president of finance of Marconi Medical Systems, Inc., a medical diagnostics equipment manufacturer. Mr. Micchelli brings to us 30 years of diverse financial management experience in the fields of manufacturing, plastics processing, transportation equipment, medical imaging and specialty chemicals. He holds a bachelor’s degree from Rutgers University and an MBA from the University of Chicago Booth School of Business.

Scott B. Hamilton—Mr. Hamilton has served as General Counsel of Global Brass and Copper Holdings since May 2011. From 2007 to 2011, Mr. Hamilton served as the general counsel and chief restructuring officer of Basin Water, Inc., a designer and manufacturer of water treatment systems that filed for bankruptcy in July of 2009. From 1999 to 2007, Mr. Hamilton served as associate general counsel of Veolia Water North America, a leading wastewater services provider, and from 1998 to 1999 he served as vice president and general counsel of USFilter Operating Services, Inc., a wastewater services provider. Mr. Hamilton also served at the SEC from 1992 to 1998, where he held the position of branch chief. Mr. Hamilton holds a degree in history from Duke University and a degree in law from the University of Illinois College of Law.

Kevin W. Bense—Mr. Bense has been president of A.J. Oster since October 1, 2013. Mr. Bense joined Global Brass and Copper Holdings in August 2011 and initially served as the vice president and general manager of our Somers Thin Strip division. From 2007 to 2011, Mr. Bense served as a global business leader for Honeywell International, Inc.’s specialty additives business unit. Prior to that, Mr. Bense served in various domestic and international executive, marketing and management positions of increasing responsibility in the chemicals industry. From 1998 to 2007 he worked for Ciba Specialty Chemicals, a global manufacturer of plastic additives that was later acquired by BASF, and from 1989 to 1998 he served in various capacities at Mallinckrodt Incorporated, a pharmaceuticals manufacturer. Mr. Bense holds a degree in chemistry from the University of Illinois at Urbana-Champaign and an MBA from Southern Illinois University at Edwardsville.

Devin K. Denner—Mr. Denner has served as the president of Chase Brass since 2007. Prior to this role, he was vice president and general manager of Chase Brass from 2006 to 2007 and before that held executive positions of increasing responsibility with Olin Corporation. He has led multiple business acquisition integration efforts during his career. He is well respected in the metals industry having recently served as the Chairman of the Copper and Brass Fabricators Council. Mr. Denner holds a bachelor of science degree in mechanical engineering from the Missouri University of Science and Technology and an MBA in finance from Saint Louis University.

William G. Toler—Mr. Toler has served as President of Olin Brass since December 19, 2014. Mr. Toler previously served as President of the Olin Brass Mill Products division since January 2013, and as Vice President of Finance and Information Technology at Olin Brass since March 2011. From 2005 to 2011, Mr. Toler was the President and Chief Executive Officer of Smelter Service Corporation, an aluminum recycler. From 2002 to 2004, Mr. Toler was Vice President of Materials and Corporate Development with Commonwealth Industries, an aluminum manufacturer. Mr. Toler brings an additional 29 years of executive management experience in a variety of fields. He holds a bachelor’s degree in Business Administration from Campbellsville University and attended Harvard Business School’s Advanced Management Program.

Christopher J. Kodosky—Mr. Kodosky joined Global Brass and Copper in December 2014 as Vice President of Finance. For the preceding ten years, Mr. Kodosky was employed in various capacities within AMCOL International Corporation, most recently as Chief Financial Officer of its Performance Materials segment. AMCOL provided specialty products and services to the metalcasting, fabric care, cat litter, drilling fluids, building materials, transportation and oilfield services industries. From 2000 to 2004, Mr. Kodosky was employed with GVW Holdings, a private equity backed assembler of automotive chassis and industrial vehicles, where he last served as its VP Finance & Corporate Controller. From 1995 to 2000, Mr. Kodosky provided merger and acquisition services as an employee of PricewaterhouseCoopers. Mr. Kodosky holds a degree in accountancy from the University of Illinois at Urbana-Champaign and an MBA from the Northwestern University Kellogg School of Management.

Criteria for Selection of Directors

In accordance with our Corporate Governance Guidelines, the Nominating and Governance Committee is responsible for identifying, screening and recommending to the entire Board candidates for Board membership. The Nominating and Governance Committee is responsible for reviewing the qualifications and independence of the members of the Board and its various committees on a periodic basis as well as the Board’s composition as a whole. This assessment will include members’ independence, as well as consideration of diversity, age, skills and experience in the context of the needs of the Board. The following are general criteria that the Nominating and Governance Committee could use in evaluating candidates for Board membership. None of the following should be construed as minimum qualifications for director selection:

•	background, experiences and record of achievement, including, without limitation, in the manufacturing and raw materials industries;

•	diversity with respect to viewpoints, background, experience, skill, education, national origin, gender, race, age, culture and current affiliations;

•	personal and professional ethics and integrity, collegiality, objective perspective and practical judgment;

•	ability and willingness to devote sufficient time to carry out duties and responsibilities effectively;

•	commitment to maximizing intrinsic stockholder value; and

•	finance and accounting expertise.

Our Corporate Governance Guidelines provide guidelines with respect to the consideration of director candidates. Based on these guidelines, the Nominating and Governance Committee will review annually the relationships that each director has with the Company either directly or as a partner, member, stockholder, director or officer of an entity or organization that has a relationship with the Company. The Nominating and Governance Committee will review with the Board, on a periodic basis, the skills and characteristics required of the Board members in the context of the current director candidates in accordance with its charter. The Board itself will be ultimately responsible for selecting its own members and nominating them for election by stockholders.

The Nominating and Governance Committee will consider director candidates who are proposed by the Company’s stockholders in accordance with the Bylaws, the Nominating and Governance Guidelines and any other policies and procedures established from time to time by the Nominating and Governance Committee.

Recommendation of Directors by Stockholders

In accordance with the Corporate Governance Guidelines, the Nominating and Governance Committee will consider candidates for election as a director of the Company recommended by any stockholder, provided that the recommending stockholder follows the procedures set forth in Section 3.3 of the Bylaws for nominations by stockholders of persons to serve as directors. The Nominating and Governance Committee would evaluate such candidates in the same manner by which it evaluates other director candidates considered by the Nominating and Governance Committee, as described above.

Pursuant to Section 3.3 of the Bylaws, all nominations of stockholder nominees must be made by timely written notice given by a stockholder of record of the Company. To be timely, the notice must be delivered personally or mailed to and received at the Company’s office, addressed to the attention of the secretary. In the case of the nomination at an annual meeting of stockholders, no earlier than 120 days and no later than 90 days before the first anniversary of the date of the prior year’s annual meeting of stockholders; provided, however, that if the annual meeting of stockholders is more than 30 days earlier or 60 days later than the first anniversary of the prior year’s annual meeting of stockholders, no annual meeting was held during the prior year, the notice by the stockholder must be received no earlier than 120 days before such annual meeting and no later than the later of 90 days before such annual meeting or the tenth day after the day on which the notice of such annual meeting was made by mail or was otherwise publicly disclosed.

The stockholder’s notice or recommendation is required to contain certain prescribed information about each person whom the stockholder proposes to recommend for election as a director, the stockholder giving notice and the beneficial owner, if any, on whose behalf notice is given. The stockholder’s notice must also include the consent of the person proposed to be nominated and to serve as a director if elected. Recommendations or notices relating to director nominations should be sent to Global Brass and Copper Holdings, Inc., 475 N. Martingale Road Suite 1050, Schaumburg, Illinois 60173; Attention: Scott B. Hamilton, General Counsel and Corporate Secretary.

A copy of our Bylaws, as amended and restated, has been filed as an exhibit to our Form 8-K filed on March 10, 2015.

Independence of Directors

Our common stock is listed on the New York Stock Exchange (the “NYSE”). The NYSE rules require that a majority of the members of our Board and each of the members of our Compensation and Nominating and Governance Committees be independent. As of the date of this proxy statement, we have satisfied such NYSE requirements.

The Board has determined that Ms. Avril and Messrs. Marsh, Ray, Welch and Whitaker are “independent directors” as such term is defined by the applicable rules and regulations of the NYSE. Messrs. Walker and Wasz do not qualify as independent directors because Mr. Walker served as the Chief Executive Officer of the Company until March 2014, and Mr. Wasz is our current Chief Executive Officer and President.

Board’s Role in Risk Oversight

The Board has an oversight role, as a whole and also at the committee level, in overseeing management of our risks. Our Board focuses on our general risk management strategy, the most significant risks facing us, and oversees the implementation of risk mitigation strategies by management. The Board regularly reviews information regarding our credit, liquidity and operations, as well as the risks associated with each. The Compensation Committee of the Board is responsible for overseeing the management of risks relating to our employee compensation plans and arrangements, and the Audit Committee of the Board oversees the management of financial risks. The Nominating and Governance Committee of the Board is responsible for overseeing the management of risks relating to corporate governance matters. While each committee is responsible for evaluating certain risks and overseeing the management of such risks, the entire Board is regularly informed through committee reports about such risks.

Corporate Governance

The Board has approved Corporate Governance Guidelines and a Code of Conduct and Ethics. All of our corporate governance documents, including the Corporate Governance Guidelines, the Code of Business Conduct and Ethics and committee charters, are available on our website at www.gbcholdings.com or in printed form upon request by contacting Global Brass and Copper Holdings, Inc. at 475 N. Martingale Road Suite 1050, Schaumburg, Illinois 60173, Attention: Investor Relations. The Board regularly reviews corporate governance developments and will modify these documents as warranted. Any modifications will be reflected on our website. The information on our website is not part of this proxy statement and is not deemed to be incorporated by reference herein.

Other Board Information

Leadership Structure of the Board

The Board has determined that the appropriate leadership structure for the Board at this time is for Mr. Walker, our former Chief Executive Officer, to serve as Non-Executive Chairman of the Board, while also selecting an independent, non-management director to serve as a lead director (“Lead Independent Director”) to provide independent leadership. Mr. Walker possesses detailed and in-depth knowledge of the issues, opportunities, and challenges facing the Company and its businesses and is thus best positioned to develop agendas that ensure that the Board’s time and attention are focused on the most critical matters. We believe that this structure is appropriate for the Company because it allows our Non-Executive Chairman to lead the Board in its fundamental role of managing the Company and providing advice to management, while also providing for effective oversight by a majority of independent directors and allowing our Chief Executive Officer and President to focus on the execution of our business strategy, growth and development.

We do not have a formal policy that requires the positions of Chairman and Chief Executive Officer to be separate, and the Board, in its discretion, may subsequently decide to change the leadership structure. Currently, the Chairman of our Board is our former Chief Executive Officer, and he is not an independent director. The Board does not believe that introducing an independent Chairman of the Board at this time would provide appreciably better direction for and performance of the Company, and instead may cause uncertainty, confusion and inefficiency in board and management function and relations. The Board has, however, appointed a Lead Independent Director as described below. In addition, five of the seven members of our Board are independent and provide independent and thoughtful leadership to the Board.

Lead Independent Director

In an effort to strengthen independent oversight of management and to strengthen communication, the Company has chosen to appoint a Lead Independent Director to coordinate the activities of the other non-management directors, and to perform such other duties and responsibilities described below and as the Board may from time to time determine. Currently, the Lead Independent Director is Ronald C. Whitaker. The role of the Lead Independent Director includes:

•	Conducting and presiding at executive sessions of the Board;

•	Serving as a liaison to and acting as a regular communication channel between the non-employee members of the Board and the Chief Executive Officer of the Company;

•	In the event of the unavailability or incapacity of the Chairman of the Board, calling and conducting special meetings of the Board; and

•	Consulting with the Chairman and Chief Executive Officer about the concerns of the Board.

While serving as Lead Independent Director, Mr. Whitaker has followed governance practices established by the Board that support effective communication and effective Board performance. The Lead Independent Director role fosters a Board culture of open discussion and deliberation, with thoughtful evaluation of risk to support sound decision-making.

Board Meetings

In 2015, our Board held eight (8) meetings. In addition to our Board meetings, our directors attend meetings of committees established by our Board. Each of our director nominees attended at least 75% of the meetings of our Board and the committees on which he or she served during 2015 that were held when he or she was a director. Our directors are encouraged to attend all annual and special meetings of our stockholders. The Lead Independent Director presides over non-management sessions.

Committees of the Board

The Board has four standing committees: the Audit Committee, the Compensation Committee, the Executive Committee and the Nominating and Governance Committee. The following chart sets forth the directors who currently serve as members of each of the Board committees.

Directors	Audit Committee	Compensation Committee	Executive Committee	Nominating and Governance Committee
Vicki L. Avril	X	X		X
Donald L. Marsh	X	X		C
Bradford T. Ray	X	X		X
John H. Walker*			X
John J. Wasz
Martin E. Welch, III	C	X		X
Ronald C. Whitaker**	X	C	X	X

*	Non-Executive Chairman of the Board
**	Lead Independent Director
“C”	Denotes member and chairman of committee
“X”	Denotes member

Audit Committee

In 2015, the Audit Committee held seven (7) meetings. Each of the members of the Audit Committee is a non-employee director. In addition, the Board has determined that all of the members of the Audit Committee are independent as defined in the listing standards of the NYSE and under Rule 10A-3 of the Exchange Act and that all such members are financially literate. The Board also has determined that all members of the Audit Committee are audit committee financial experts, as defined in Item 407(d) of Regulation S-K under the Exchange Act and have accounting or related financial management expertise. Our Corporate Governance Guidelines limit the number of public company audit committees on which an Audit Committee member can serve to three or fewer audit committees (including the Company’s Audit Committee) without approval of the Board. None of our Audit Committee members serves on more than three public company audit committees (including the Company’s Audit Committee).

The principal duties and responsibilities of our audit committee are to prepare the report required by the rules of the SEC to be included in our annual proxy statement or annual report and oversee and monitor the following:

•	the integrity of our financial statements;

•	the independence, qualifications and performance of our independent registered public accounting firm;

•	compliance by our personnel with our code of ethics and related-person transactions policies;

•	the performance of our internal audit function; and

•	compliance by us with legal and regulatory requirements.

For a further discussion of the Audit Committee’s responsibilities and findings, see “Audit Committee Report.” The Audit Committee operates under a written charter setting forth its functions and responsibilities. A copy of the current charter is available on our website at www.gbcholdings.com or in printed form upon request.

Compensation Committee

In 2015, the Compensation Committee held six (6) meetings. Each of the current members of the Compensation Committee is a non-employee director. In addition, the Board has determined that all of the members of the Compensation Committee are independent as defined in the listing standards of the NYSE, including the specific independence requirements for compensation committee members.

The principal duties and responsibilities of the Compensation Committee are as follows:

•	developing and monitoring our overall compensation policies, including, without limitation, determining the appropriate balance among base salary, annual bonus and long-term incentive awards, and establishing performance based incentives that support and reinforce our long-term strategic goals, organizational objectives and stockholder interests;

•	annually reviewing and approving corporate goals and objectives relevant to Chief Executive Officer compensation, evaluating the Chief Executive Officer’s performance and determining and approving the Chief Executive Officer’s compensation level;

•	reviewing and approving the annual base salaries and annual incentive opportunities of other members of our senior management;

•	reviewing and approving employment agreements, change-in-control agreements and all other incentive awards and opportunities, including both cash-based and equity-based awards and opportunities, retirement benefits, perquisites and other compensation and benefits for the members of our senior management both during and after employment;

•	monitoring and reviewing our incentive compensation plans and equity-based compensation plans and making recommendations to the Board with respect to those plans;

•	reviewing and approving our Compensation Discussion and Analysis and other reports and disclosures to be included in our various public filings;

•	reviewing our employee compensation programs as they relate to risk management and risk-taking incentives;

•	overseeing compliance with NYSE rules with respect to equity compensation plans; and

•	providing regular reports to the Board and any Compensation Committee reports required by the SEC to be included in our proxy statement and annual report.

The Compensation Committee has engaged Willis Towers Watson (f/k/a Towers Watson) as its independent compensation consultant. Willis Towers Watson reports directly to the Compensation Committee and assists in the review and design of our executive compensation program. The Compensation Committee has reviewed and confirmed the independence of Willis Towers Watson and concluded that their work for the Compensation Committee does not raise any conflict of interest.

Nominating and Governance Committee

In 2015, the Nominating and Governance Committee held four (4) meetings. Each of the current members of our Nominating and Governance Committee is a non-employee director. In addition, the Board has determined that all of the current members of the Nominating and Governance Committee are independent as defined in the listing standards of the NYSE.

The principal duties and responsibilities of the Nominating and Governance Committee are as follows:

•	to establish criteria for Board and committee membership and recommend to the Board proposed nominees for election to the Board and for membership on committees of the Board;

•	to make recommendations to the Board regarding board governance matters and practices;

•	to develop and recommend to the Board sound corporate governance practices and principles;

•	to oversee the implementation of processes and procedures for the annual review of corporate management, members of the Board and its committees, including succession planning;

•	to consider and report to the Board on all matters relating to the selection and qualification of the candidates nominated to the Board;

•	to assist the Board by identifying individuals believed qualified to become members of the Board, consistent with criteria approved by the Board, and to recommend to the Board the director nominees for the next annual meeting of stockholders;

•	to recommend to the Board director nominees for each committee; and

•	to perform such other functions as the Board may from time to time assign to the nominating and governance committee. In performing its duties, the Nominating and Governance Committee shall seek to maintain an effective working relationship with the Board and our management.

Communications to the Board

Stockholders and interested parties can contact the Board or our non-employee directors through written communication sent to Global Brass and Copper Holdings, Inc., 475 N. Martingale Road Suite 1050, Schaumburg, Illinois 60173, Attention: Scott B. Hamilton, General Counsel and Corporate Secretary. Our General Counsel reviews all written communications and forwards to the Board or our non-employee directors, as applicable, a summary and/or copies of any such correspondence that is directed to the Board or our non-employee directors, as applicable, or that, in the opinion of the General Counsel, deals with the functions of the Board, Board committees or our non-employee directors, as applicable, or that he otherwise determines require their attention. Concerns relating to accounting, internal accounting controls or auditing matters are immediately brought to the attention of our internal audit department and handled in accordance with procedures established by the Audit Committee with respect to such matters.

Communications of a confidential nature can be made directly to the Chairman of the Audit Committee regarding any accounting, internal accounting control or auditing matter, by submitting such concerns to the Audit Committee. Any submissions to the Audit Committee should be marked confidential and addressed to the Chairman of the Audit Committee, as the case may be, c/o Global Brass and Copper Holdings, Inc., 475 N. Martingale Road Suite 1050, Schaumburg, Illinois 60173. Any submission should contain, to the extent possible, a full and complete description of the matter, the parties involved, the date of the occurrence or, if the matter is ongoing, the date the matter was initiated and any other information that the reporting party believes would assist the Audit Committee in the investigation of such matter.

Director Compensation

The objectives for our non-employee director compensation program are to attract highly-qualified individuals to serve on our Board and align their interests with those of our stockholders. Our Compensation Committee reviews our director compensation program annually to confirm that the program remains appropriate and competitive and recommends any changes to our full Board for consideration and approval. The Compensation Committee engaged Willis Towers Watson, an independent compensation consultant firm, to provide a comprehensive review of compensation for non-employee directors and to make recommendations with regard to director compensation matters. Pursuant to this engagement, Willis Towers Watson found our director compensation to be at the median of the Company’s peer group.

The following table shows the director fees earned by the directors for 2015. In addition, we reimbursed the directors for expenses incurred in attending Board meetings.

Director Compensation in 2015

Name	Fees Earned or Paid in Cash ($)	Stock Awards (1)($)	Total ($)
Vicki L. Avril	70,000	100,000	170,000
Donald L. Marsh	75,000	100,000	175,000
Bradford T. Ray	70,000	100,000	170,000
John J. Wasz(2)	—	—	—
Martin E. Welch III	85,000	100,000	185,000
Ronald C. Whitaker	82,500	100,000	182,500
John H. Walker	261,000	—	261,000

(1)	Each independent director serving on the Board as of May 21, 2015 received a grant of 5,824 shares of restricted stock.
(2)	Mr. Wasz’s compensation related to his service as a director is included in the Summary Compensation Table below.

Our independent directors are eligible for an annual cash retainer of $70,000, with the chair of the Audit Committee receiving an additional annual retainer of $15,000. The chair of the Compensation Committee receives an additional annual retainer of $15,000 as of May 21, 2015. The chair of the Nominating and Governance Committee receives an additional $5,000 cash retainer.

Our directors stock ownership guidelines are summarized under the Equity-Based Compensation section in this proxy statement.

Security Ownership of Certain Beneficial Owners, Directors and Management

The following table sets forth, as of March 28, 2016 (except as indicated below), beneficial ownership, as defined by SEC rules, of our common stock by the persons or groups specified. Each of the persons listed below has sole voting and investment power with respect to the beneficially owned shares listed unless otherwise indicated. The percentage calculations set forth in the table are based on 21,489,645 shares of common stock outstanding on March 28, 2016 rather than based on the percentages set forth in stockholders’ Schedules 13G or 13D, as applicable, filed with the SEC.

	Number of Shares of Common Stock Owned Beneficially	Percentage of Common Stock Owned Beneficially
5% Beneficial Owners:
BlackRock, Inc.(1)	1,707,271	7.9%
The Vanguard Group(2)	1,621,671	7.5%
FMR, LLC(3)	1,485,748	6.9%
Executive Officers and Directors:
John J. Wasz(4)	215,305	1.0%
Robert T. Micchelli(5)	135,187	*
Devin K. Denner(6)	49,078	*
Scott B. Hamilton(7)	45,002	*
William G. Toler(8)	52,317	*
John H. Walker	20,000	*
Vicki L. Avril	22,526	*
Donald L. Marsh	17,526	*
Bradford T. Ray	10,824	*
Martin E. Welch, III	21,276	*
Ronald C. Whitaker	19,776	*
Total Executive Officers and Directors as a Group (13 individuals)(9)	608,817	2.8%

*	Less than 1%
(1)	Based solely on the information in a Schedule 13G filed with the SEC on January 22, 2016, BlackRock, Inc. holds sole voting power as to 1,631,668 shares of common stock and sole dispositive power over 1,707,271 shares of common stock. The reporting persons’ principal business address is 55 East 52nd Street, New York, NY 10055.
(2)	Based solely on the information in a Schedule 13G filed with the SEC on February 10, 2016, The Vanguard Group holds sole voting power as to 44,227 shares of common stock and sole dispositive power as to 1,572,244 shares of common stock. The reporting persons’ principal business address is 100 Vanguard Blvd., Malvern, PA 19355.
(3)	Based solely on the information in a Schedule 13G/A filed with the SEC on February 12, 2016, FMR, LLC holds sole voting power as to 600,363 shares of common stock and sole dispositive power as to 1,485,748 shares of common stock. The reporting persons’ principal business address of FMR, LLC is 245 Summer Street, Boston, MA 02210.
(4)	The total includes 29,168 shares resulting from the vesting of restricted stock awards, performance share awards and stock option awards on April 3, 2016 and 10, 570 restricted stock awards and stock option awards on May 29, 2016.

(5)	The total includes 9,435 shares resulting from the vesting of restricted stock awards, performance share awards and stock option awards on April 3, 2016 and 10,570 restricted stock awards and stock option awards on May 29, 2016.
(6)	The total includes 7,779 shares resulting from the vesting of restricted stock awards, performance share awards and stock option awards on April 3, 2016 and 7,318 restricted stock awards and stock option awards on May 29, 2016.
(7)	The total includes 6,443 shares resulting from the vesting of restricted stock awards, performance share awards and stock option awards on April 3, 2016 and 5,692 restricted stock awards and stock option awards on May 29, 2016.
(8)	The total includes 6,765 shares resulting from the vesting of restricted stock awards, performance share awards and stock option awards on April 3, 2016 and 5,692 restricted stock awards and stock option awards on May 29, 2016.
(9)	The total includes 65,224 shares resulting from the vesting of restricted stock awards, performance share awards and stock option awards on April 3, 2016 and 39,842 restricted stock awards and stock option awards on May 29, 2016.

Section 16(a) Beneficial Ownership Reporting Compliance

Based upon our review of reports filed with the SEC and written representations that no other reports were required, we believe that all of our directors and executive officers complied with the reporting requirements of Section 16(a) of the Exchange Act during 2015, with the following exceptions: the withholding by the Company of shares to satisfy minimum tax withholding requirements upon the vesting of restricted stock on behalf of Scott B. Hamilton on September 15, 2015 was inadvertently reported late on a Form 4 filed on October 2, 2015.

COMPENSATION DISCUSSION AND ANALYSIS

The following Compensation Discussion and Analysis provides information regarding the objectives and elements of our compensation philosophy, policies and practices with respect to the compensation of our named executive officers. The following discussion and analysis of compensation arrangements of our named executive officers for 2015 should be read together with the compensation tables and related disclosures set forth below. This discussion is based on our current plans, considerations and expectations regarding our compensation programs. Compensation policies that we adopt in the future may differ materially from the policies summarized in this discussion.

Our named executive officers for the fiscal year ended December 31, 2015 were:

•	John J. Wasz, President and Chief Executive Officer

•	Robert T. Micchelli, Chief Financial Officer

•	William G. Toler, President—GBC Metals, LLC (d/b/a Olin Brass)

•	Devin K. Denner, President—Chase Brass, LLC

•	Scott B. Hamilton, General Counsel and Secretary

Objectives of Our Executive Compensation Program

Our executive compensation philosophy is based on the principle of pay-for-performance. Accordingly, our executive compensation programs are designed to achieve the following objectives:

•	Align the interests of our named executive officers with those of our stockholders. We provide a meaningful portion of compensation in performance-based long-term equity compensation.

•	Retain management. Compensation is designed to retain our named executive officers by having significant long-term equity compensation and overlapping vesting schedules.

•	Motivate through ownership. We believe that the best way to inspire leadership and performance is by distributing ownership in the form of equity-based compensation and requiring executive management to retain meaningful exposure to our stock.

Setting Executive Compensation

Our current executive compensation program is informed by input received from our compensation consultant, Willis Towers Watson, and prevailing market practices.

Role of Compensation Committee

We comply with the NYSE corporate governance rules, as all of the Compensation Committee members are independent, including under the specific independence standards for compensation committee members. See “Management—Board Structure—Committees of the Board—Compensation Committee.” The Compensation Committee consists of Ronald C. Whitaker (Chairman), Vicki L. Avril, Donald L. Marsh, Bradford T. Ray and Martin E. Welch, III.

Role of Compensation Consultant

We have engaged Willis Towers Watson in order to benchmark compensation and make recommendations for future compensation (including cash, annual bonus and equity-based compensation) for our named executive officers. The Compensation Committee reviews and evaluates the results of Willis Towers Watson’s work and uses its judgment and best practices with respect to the Company’s executive compensation arrangements. Since 2012, Willis Towers Watson has reviewed the executive compensation programs that we had in place, including salary, bonus and long-term incentive awards.

In 2015, Willis Towers Watson again benchmarked the named executive officer compensation against a peer group of seventeen companies. Willis Towers Watson benchmarked the components of base salary, and target bonuses, and long-term incentives against the 25th percentile, median and 75th percentile of its peer group. The Board and Compensation Committee did not determine to target total compensation at any specific percentage but has concluded that the compensation for the named executive officers is at (or slightly above or below) the median of the peer group. The companies in the peer group used to determine compensation in 2015 were:

• A.M. Castle & Co.	• OM Group, Inc.

• Briggs & Stratton Corporation	• Olin Corp.

• Carpenter Technology Corporation	• Ryerson Holding Corporation

• Century Aluminum Co.	• Schnitzer Steel Industries Inc.

• Gibraltar Industries, Inc.	• Titan International, Inc.

• Harsco Corporation	• Valmont Industries, Inc.

• Kaiser Aluminum Corporation	• Watts Water Technologies, Inc.

• Materion Corporation	• Worthington Industries, Inc.

• Mueller Industries, Inc.

At Willis Towers Watson’s recommendation, for 2015 benchmarking, we removed RTI International Metals, Inc. because it was acquired by Alcoa, Inc. In its place, we added Ryerson Holding Corporation to our peer group. Ryerson Holding Corporation is of the same appropriate size and complexity as the Company and is used by proxy advisory firms for analyzing executive compensation programs.

2015 Advisory Vote on Executive Compensation

The Compensation Committee reviewed the results of the 2015 stockholder advisory vote on named executive officer compensation and considered the results as one of the many factors considered in connection with the discharge of its responsibilities. Since a substantial majority (over 93%) of our stockholders at the annual meeting approved the compensation program described in our 2015 proxy statement, the Compensation Committee did not implement changes to our executive compensation program as a direct result of the stockholders’ advisory vote.

The Company is in regular contact with investors concerning compensation and other issues.

Principal Components of Compensation of Our Named Executive Officers

The allocation between different elements of compensation with respect to our named executive officers is based on a review of comparable practices within our peer group. The compensation package offered to our named executive officers consists of: base salary, annual cash bonuses, and long-term equity-based compensation.

We have entered into an employment agreement with Mr. Wasz, as well as severance protection agreements with each of our other named executive officers. For additional information regarding Mr. Wasz’s employment agreement and the severance protection agreements of Messrs. Micchelli, Denner, Hamilton and Toler see “—Employment Arrangements with Named Executive Officers” and “—Potential Payments Upon Termination or Change in Control”.

Base Salary

We provide our named executive officers with base salary to compensate them for services rendered during the year. We believe that base salary should compensate the executives for their service and performance but that superior contributions and performance should be rewarded by other forms of compensation, including long-term equity-based compensation. The following table shows the base salaries of our named executive officers as of certain dates during the past three years.

Base Salaries

Name	Base Salary January 1, 2014 ($)	Base Salary January 1, 2015 ($)	Base Salary April 6, 2015 ($)	Base Salary January 1, 2016 ($)
John J. Wasz	600,000	725,000	725,000	825,000
Robert T. Micchelli	401,700	413,751	427,000	427,000
William G. Toler	280,000	375,000	375,000	375,000
Devin K. Denner	321,360	327,787	340,000	340,000
Scott B. Hamilton	283,868	304,384	314,000	314,000

Annual Cash Bonuses

During 2015, the Board approved an annual bonus plan with performance targets based on Company performance and individual performance. The Compensation Committee set a target annual incentive for each named executive officer based on the scope of each executive’s duties and respective individual capacity to affect our overall performance as follows 100% of base salary for Mr. Wasz, 70% of base salary for Mr. Micchelli, 55% of base salary for Mr. Toler, 60% of base salary for Mr. Denner, and 50% of base salary for Mr. Hamilton with potential maximum bonuses of two times each executive’s respective target bonus amount.

For 2015, for each named executive officer, other than Messrs. Denner and Toler, 70% of the annual bonus was based on the achievement of a financial metric of Adjusted Diluted Earnings per Common Share (defined below) (the “Financial Metric”) and 30% was based on the achievement of specific individual key measurable initiatives (the “Individual Bonus”). To be eligible for any portion of the Financial Metric, the Company was required to achieve a minimum of 85% of its Adjusted Diluted Earnings per Common Share target of $1.92. “Adjusted Diluted Earnings per Common Share” is a non-GAAP measure and is defined in our Annual Report on Form 10-K for the year ended December 31, 2015 in Item 7, “Management’s Discussion and Analysis of Financial Condition and Results of Operations—Changes in Certain GAAP and Non-GAAP Measures.” For Messrs. Denner and Toler, 50% of their annual bonus was based on achievement of segment Adjusted EBITDA (defined below) at Chase Brass for Mr. Denner and at Olin Brass for Mr. Toler (the “Segment EBITDA Bonus”), 25% was based on budgeted consolidated Adjusted EBITDA of the Company (the “Company EBITDA Bonus”) and 25% was based on the achievement of specific individual key measurable initiatives. “Adjusted EBITDA” is a non-GAAP measure and is defined in our Annual Report on Form 10-K for the year ended December 31, 2015 in Item 7, “Management’s Discussion and Analysis of Financial Condition and Results of Operations—Changes in Certain GAAP and Non-GAAP Measures.”

Set forth below is a chart showing the sliding scale on which the named executive officer’s incentive compensation was based in terms of percentage of the budgeted Financial Metric and budgeted Adjusted EBITDA component achieved and the payout as a percentage of his base salary. Linear interpolation of the Financial Metric, Company EBITDA Bonus and Segment EBITDA Bonus payout occurs between 85% and 100% achievement of the respective target and separately between 100% and 107.5% achievement of the respective target, with a maximum payout of 200% of the component based on the level of achievement the respective target.

Level of Achievement of Financial Performance Target	% of Bonus Based on Financial Performance Achievement
Less than 85%	—
85%	50
92.5%	75
100%	100
103.75%	150
107.5% (maximum)	200

For 2015, the target Financial Metric was $1.92. We actually achieved Adjusted Diluted Earnings per Common Share of $2.20 resulting in a payout of 200% for the Financial Metric component.

The chart below sets forth the Financial Metric bonus that Messrs. Wasz, Micchelli and Hamilton achieved:

Name	Target Payout as a % of Salary	Actual Award ($)
John J. Wasz	70.0	1,015,000
Robert T. Micchelli	49.0	418,460
Scott B. Hamilton	35.0	219,800

For 2015, we budgeted consolidated Adjusted EBITDA of $117.2 million. We actually achieved consolidated Adjusted EBITDA of $121.1 million. Based on the results, Messrs. Denner and Toler received 144.3% of the Company EBITDA Bonus.

The chart below sets forth the Company EBITDA Bonus that Messrs. Denner and Toler received.

Name	Target Payout as a % of Salary	Actual Award ($)
William G. Toler	13.75	74,414
Devin K. Denner	15.0	73,602

For 2015, the budgeted segment Adjusted EBITDA target for Chase Brass was $70.6 million. Chase Brass actually achieved segment Adjusted EBITDA of $68.9 million resulting in Mr. Denner achieving 92.0% of the Segment EBITDA Bonus. The budgeted segment Adjusted EBITDA target for Olin Brass was $44.7 million. Olin Brass actually achieved segment Adjusted EBITDA of $54.6 million resulting in Mr. Toler achieving 200% of the Segment EBITDA Bonus.

The chart below sets forth the Segment EBITDA Bonus that Messrs. Denner and Toler each received.

Name	Target Payout as a % of Salary	Actual Award ($)
William G. Toler	27.5	206,250
Devin K. Denner	30.0	93,821

Each named executive officer’s Individual Bonus relates to the criteria necessary for such named executive officer to obtain any amount of the Individual Bonus from 0% to 200% of target. Messrs. Wasz, Micchelli and Hamilton were assessed on the progress they achieved in the efficiency, improvement, and sustainability of strategic, refinancing and growth initiatives both for the Company and for the individual business units, and improving investor awareness. Messrs. Denner and Toler were also assessed on the progress they achieved in supporting such growth initiatives, improving key strategies in the business units, and personnel initiatives, including developing improved human resources processes.

Overall, with respect to the aggregate assessment of the individual performance measures, the Compensation Committee determined that Mr. Wasz achieved 110% of his Individual Bonus goals, Messrs. Micchelli and Hamilton achieved 110% of their respective Individual Bonus goals, Mr. Denner achieved 125% of his Individual Bonus performance goals, and Mr. Toler achieved 170% of his Individual Bonus performance goals. The payouts based on the individual performance metrics are shown in the chart below.

Name	Target Payout as a % of Salary	Actual Award ($)
John J. Wasz	30.0	239,250
Robert T. Micchelli	21.0	98,637
William G. Toler	13.75	87,656
Devin K. Denner	15.0	63,750
Scott B. Hamilton	15.0	51,810

Set forth below is a chart showing the total incentive bonus payments (and as a percentage of base salary) made to each named executive officer for 2015, which includes the Financial Metric, Company EBITDA Bonus, Segment EBITDA Bonus, and the Individual Bonus.

Name	Actual Award ($)	% of Base Salary
John J. Wasz	1,254,250	173.0
Robert T. Micchelli	517,097	121.1
William G. Toler	368,320	98.2
Devin K. Denner	231,173	68.0
Scott B. Hamilton	271,610	86.5

In October 2015, the Company paid Mr. Micchelli $400,000, after he attained age 60, which it had negotiated (i) in consideration for his agreement to relinquish his right under his prior severance protection agreement) to terminate employment and collect full severance upon the retirement of Mr. Walker as chief executive officer, (ii) to retain him until at least age 60, and (iii) to incentivize him to identify and prepare his successor.

Equity-Based Compensation

Stock Options and Other Equity and Equity-Based Awards

Prior to the 2013 Initial Public Offering (“IPO”), we had not granted any stock options or other equity or equity-based awards. We granted performance share, stock option, and restricted stock awards to our named executive officers in 2015 under the 2013 Plan described below, as set forth in the table below. Our long-term incentive opportunities directly connect executive compensation to Company performance. The long-term incentive opportunity is determined based on specific performance measures that drive achievement of our business strategy while ensuring sharp focus on critical results and also on the passage of time. The amount awarded to each individual was based on the individual’s experience, competitive considerations, and input from our independent consultant who benchmarked our equity practices to ensure that we remain competitive with our peer companies. The Compensation Committee approved a total long-term incentive opportunity for each named executive officer expressed as a percentage of such named executive officer’s base salary, as set forth in the table below. Total grant date award value was allocated 50% in the form of performance share awards, 25% in stock options, and 25% in restricted stock. The Compensation Committee chose this allocation based on input from Willis Towers Watson regarding prevailing market practice and the Compensation Committee’s desire to have a significant majority of the opportunity to be performance based. Total long-term incentive opportunities for our named executive officers approximated the median for comparable positions within our peer group.

Stock Awards Granted in 2015

Executive	Options #	Restricted Stock #	Performance Shares #	Total Grant Date Value of Equity Award ($)	Total Grant Date Value as Percentage of Base Salary (%)
John J. Wasz	73,844	31,409	62,819	1,725,000	238
Robert T. Micchelli	25,685	10,925	21,850	600,001	141
William G. Toler	18,193	7,739	15,477	425,002	113
Devin K. Denner	18,193	7,739	15,477	425,002	125
Scott B. Hamilton	13,913	5,918	11,835	325,001	104

The options and restricted stock will generally vest in three equal installments on each of the first, second and third anniversary of the date of grant, subject to continued employment on the applicable vesting date and shall otherwise be on terms consistent with the Global Brass and Copper Holdings, Inc. 2013 Omnibus Equity Incentive Plan (the “2013 Plan”) described below. The exercise price of the options is equal to $13.73. The performance shares vest (in an amount ranging from 0% to 200% of the target share number) based on the Company’s satisfaction in meeting the target levels during the 2015-2016 performance period.

Stock Ownership Guidelines

We maintain stock ownership guidelines for directors and members of senior management who participate in our equity compensation programs, to require those directors and members of senior management who participate in our equity compensation programs to meet the following minimum stock ownership guidelines. We enhanced the stock ownership guidelines in 2014 to require the following:

Chief Executive Officer	4	Times Annual Base Salary
Chief Financial Officer, Chief Operating Officer, General Counsel and Business Unit Presidents	2	Times Annual Base Salary
Non-Executive Directors	4	Times Annual Retainer

To ease the financial burden of achieving these levels of stock ownership while ensuring that they will be met over time, it is expected that our directors and senior management will utilize their grants under our 2013 Plan to reach the level of stock ownership required by the guidelines. In this regard, until the levels of ownership outlined above are achieved, directors and senior management are expected to retain 75% of all shares (net of payment of options exercise prices, taxes and transaction costs) acquired pursuant to an award under the 2013 Plan. As of December 31, 2015, five (5) of our directors and one (1) member of senior management satisfied the Stock Ownership Guidelines.

Incentive Compensation Recoupment Policy

We maintain a formal clawback policy, the Global Brass and Copper Holdings, Inc. Incentive Compensation Recoupment Policy (the “Policy”). The Policy applies to all incentive based cash and equity compensation awards granted on or after the effective date (“Incentive Compensation”) to any current or former executive officer of the Company (collectively, the “Covered Recipients”). In the event that the Company is required by applicable U.S. federal securities laws to prepare an accounting restatement due to the material noncompliance of the Company with any financial reporting requirement under such securities laws where such accounting restatement was caused or substantially caused by the intentional misconduct of the Covered Recipient, the Company will recover from such Covered Recipient who received Incentive Compensation during the three-year period preceding the date on which the Company is required to prepare an accounting restatement, based on the erroneous data, the amount, if any, in excess of what would have been paid to the Covered Recipient under the accounting restatement.

The Policy is administered by the Compensation Committee, which has the sole discretion in making all determinations under the Policy. The Policy will be interpreted and administered (and, as necessary, amended to be) consistent with the applicable requirements of Section 10D of the Exchange Act, as added by Section 954 of the Dodd-Frank Wall Street Reform and Consumer Protection Act, and any official guidance issued thereunder.

Anti-Hedging and Anti-Pledging Policy

Pursuant to the Company’s securities trading policy, directors, executive officers and other employees are prohibited from pledging any shares of stock or engaging in any hedging transactions involving or referencing Company securities.

Actions After Close of the Fiscal Year

On February 11, 2016, the Compensation Committee made grants of performance share awards, restricted stock, and stock options that are contingent on the Company’s stockholders approving at the Annual Meeting an amendment and restatement of the 2013 Plan. The amendment of the Equity Incentive Plan will authorize the Company to issue additional stock awards. Stockholder approval for additional authorized shares is required before the 2013 Plan can make awards in 2016. Without stockholder approval of the additional authorized shares, the 2013 Plan does not have enough shares to make awards in 2016 and beyond. See “Proposal No. 3, and the “New Plan Benefits” in that proposal for additional information. These grants made in February were of the same type, and generally in the same amounts, as grants in prior years.

Additionally, based on the recommendation of our independent compensation consultant Willis Towers Watson, for benchmarking in 2016, we removed RTI International Metals, Inc. from our peer group list as it was acquired in 2015 by Alcoa Inc., and added Ryerson Holding Corporation, which is a metals processor and distributor that became publicly traded in 2014.

Tax and Accounting Considerations

Deductibility of Executive Compensation

Section 162(m) of the U.S. Internal Revenue Code of 1986, as amended, which we refer to as the “Code,” limits the amount that we may deduct from our Federal income taxes for remuneration paid to our named executive officers (other than the chief financial officer) to one million dollars per named executive officer per year, unless certain requirements are met. Section 162(m) provides an exception from this deduction limitation for certain forms of “performance-based compensation”, as well as for the gain recognized by named executive officers upon the exercise of qualifying compensatory stock options. Our Compensation Committee generally seeks to structure performance-based, equity and equity-based compensation for the named executive officers in a manner that complies with Section 162(m) in order to provide for the deductibility of such compensation. At the same time, there may be circumstances in which the Compensation Committee determines, in its judgment, that it is in our best interest to provide for compensation that may not be deductible.

Taxation of “Parachute” Payments and Deferred Compensation

We did not provide any named executive officer with a “gross-up” or other reimbursement payment for any tax liability that he might owe as a result of the application of Sections 280G, 4999, or 409A of the Code during 2013, 2014 or 2015, and we have not agreed and are not otherwise obligated to provide any named executive officers with such a gross-up or other reimbursement. Sections 280G and 4999 of the Code provide that executive officers, certain highly compensated employees, directors who hold significant equity interests and certain other service providers may be subject to an excise tax if they receive payments or benefits in connection with a change in control that exceeds certain prescribed limits, and that we, or a successor, may forfeit a deduction on the amounts subject to this additional tax. Section 409A of the Code also imposes additional significant taxes on the individual in the event that an executive officer, director or other service provider receives “deferred compensation” that does not meet the requirements of Section 409A of the Code.

EXECUTIVE COMPENSATION

Summary Compensation Table

The following summary compensation table sets forth the total compensation paid or accrued for the years ended December 31, 2015, 2014 and 2013 to our named executive officers. Mr. Toler was not a named executive officer in 2013 and, accordingly, only his compensation for 2015 and 2014 is reported.

Name and Principal Position	Year	Salary ($)	Bonus ($)(1)	Stock Awards ($)(2)	Option Awards ($)(3)	Non-Equity Incentive Plan Compensation ($)(4)	All Other Compensation ($)(5)	Total ($)
John J. Wasz, President and Chief Executive Officer	2015	725,000	—	1,293,751	431,249	1,254,250	38,175	3,742,425
	2014	691,346	—	1,295,994	432,004	535,301	1,825,310	4,779,955
	2013	537,404	—	335,159	109,208	478,398	2,538,584	3,998,753

Robert T. Micchelli, Chief Financial Officer	2015	423,433	400,000	450,001	150,000	517,097	33,075	1,973,606
	2014	410,507	—	376,495	125,502	235,755	1,771,676	2,919,935
	2013	398,775	—	335,159	109,208	263,766	2,467,280	3,547,188

William G. Toler, President—GBC Metals, LLC (d/b/a Olin Brass)	2015	375,000	—	318,755	106,247	368,320	19,875	1,188,197
	2014	292,100	—	281,243	93,750	91,688	28,250	787,031

Devin K. Denner, President—Chase Brass	2015	336,712	—	318,755	106,247	231,173	30,355	1,023,242
	2014	326,057	—	318,759	106,249	171,106	926,969	1,849,140
	2013	319,020	—	232,034	75,603	136,154	1,283,819	2,046,630

Scott B. Hamilton, General Counsel	2015	311,411	—	243,749	81,252	271,610	19,875	927,897
	2014	293,553	—	306,232	88,746	123,884	28,250	840,665
	2013	281,801	—	180,477	58,805	133,139	19,890	674,112

(1)	Represents a discretionary bonus paid to Mr. Micchelli in October, 2015 of $400,000, after he attained age 60, which it had negotiated (i) in consideration for his agreement to relinquish his right to terminate employment and collect full cash severance upon the retirement of Mr. Walker as chief executive officer, (ii) to retain him until at least age 60, and (iii) to incentivize him to identify and prepare his successor.
(2)	Includes restricted stock and performance share awards based on the grant date fair value of such awards as calculated under Financial Accounting Standards Board (“FASB”) Accounting Standard Codification (“ASC”) Topic 718. Assumptions in the valuation of the performance share awards can be found in Note 17 to the Company’s consolidated financial statements in the Annual Report on Form 10-K filed for the fiscal year ended December 31, 2015. The following table shows the grant date fair values of these awards (for performance shares, based on the probable outcome of the performance conditions as of the grant date) and the fair value of the performance share awards if the highest level of performance conditions will be achieved.

Executive	Restricted Stock Grant Date Fair Value ($)	Performance Shares Grant Date Fair Value ($)	Maximum Fair Value of Performance Shares ($)
John J. Wasz	431,246	862,505	1,725,010
Robert T. Micchelli	150,000	300,001	600,002
William G. Toler	106,256	212,499	424,998
Devin K. Denner	106,256	212,499	424,998
Scott B. Hamilton	81,254	162,495	324,990

(3)	Represents the grant date fair value of options as calculated under FASB ASC Topic 718. Assumptions in the valuation of the options can be found in Note 17 to the Company’s consolidated financial statements in the Annual Report on Form 10-K filed for the fiscal year ended December 31, 2015.

(4)	The table below sets forth the amount of non-discretionary annual bonus earned that was earned for 2015 based on achievement of Financial Metric and EBITDA objectives and the amount that was earned based on individual objectives. The 2015 bonuses were paid on March 18, 2016.

Executive	Achievement of Financial Metric Criteria ($)	Achievement of Company Adjusted EBITDA & Segment Adjusted EBITDA Criteria ($)	Individual Objectives ($)	Total ($)
John J. Wasz	1,015,000	—	239,250	1,254,250
Robert T. Micchelli	418,460	—	98,637	517,097
William G. Toler	—	280,664	87,656	368,320
Devin K. Denner	—	167,423	63,750	231,173
Scott B. Hamilton	219,800	—	51,810	271,610

(5)	Amounts in the “All Other Compensation” column for 2015 consist of:

Name	Employer Matching Contribution ($)(a)	Non-Elective Company Contribution ($)(b)	Life Insurance Premiums ($)(c)	Total ($)
John J. Wasz	7,950	11,925	18,300	38,175
Robert T. Micchelli	7,950	11,925	13,200	33,075
William G. Toler	7,950	11,925	—	19,875
Devin K. Denner	7,950	11,925	10,480	30,355
Scott B. Hamilton	7,950	11,925	—	19,875

(a)	Represents a matching contribution of 50% of the first 6% of eligible compensation the named executive officer defers into our 401(k) Plan (the “Retirement Savings Plan”).
(b)	Represents a Company-provided non-elective contribution of 7.5% of eligible compensation into the Retirement Savings Plan.
(c)	Represents the annual life insurance premium paid for the fiscal year. We provide life insurance coverage equal to two times base salary for each named executive officer other than Messrs. Hamilton and Toler.

2015 Grants of Plan-Based Awards

The following Grants of Plan-Based Awards table provides information concerning awards granted in Fiscal 2015 to our named executive officers.

		Estimated Possible Payouts Under Non- Equity Incentive Plan Awards(1)		Estimated Possible Payouts Under Equity Incentive Plan Awards(2)		All Other Stock Awards: Number of Shares or Units(2)	All Other Option Awards: Number of Securities Underlying Options(2)	Exercise Price of Options ($/sh)	Grant Date Fair Value of Stock and Option Awards ($)
Name	Grant Date	Target ($)	Maximum ($)	Target (#)	Maximum (#)
John J. Wasz		725,000	1,450,000
	2/12/2015			62,819	125,638				862,505
	2/12/2015					31,409			431,246
	2/12/2015						73,844	13.73	431,249

Robert T. Micchelli		298,900	597,800
	2/12/2015			21,850	43,700				300,001
	2/12/2015					10,925			150,000
	2/12/2015						25,685	13.73	150,000

William G. Toler		206,250	412,500
	2/12/2015			15,477	30,954				212,499
	2/12/2015					7,739			106,256
	2/12/2015						18,193	13.73	106,247

Devin K. Denner		204,000	408,000
	2/12/2015			15,477	30,954				212,499
	2/12/2015					7,739			106,256
	2/12/2015						18,193	13.73	106,247

Scott B. Hamilton		157,000	314,000
	2/12/2015			11,835	23,670				162,495
	2/12/2015					5,918			81,254
	2/12/2015						13,913	13.73	81,252

(1)	Represents possible cash awards for 2015 under the annual bonus plan. Cash awards paid to named executive officers under the bonus plan are dependent on the achievement of certain Company performance targets (referred to as the Company EBITDA Bonus) and for Mr. Denner, certain performance targets for their respective business units (referred to as the Segment EBITDA Bonus), and individual targets (referred to as the Individual Bonus), as well as the level of achievement. For additional information, see “Compensation Discussion and Analysis—Annual Cash Bonuses” section of this proxy statement. The amounts listed under the “Target” column represent the cash awards payable for 2015 assuming 100% achievement of all goals. The amounts listed under the “Maximum” column represent the maximum cash awards payable, which for each named executive officer equal two times target bonus. Actual cash awards paid to the named executive officers for 2015 are reported in the Summary Compensation Table under the “Non-Equity Incentive Plan Compensation” column.
(2)	Terms of the grants of restricted stock, performance shares and options are described below in the footnotes to the “Outstanding Equity Award Table”. The annual equity incentive plan does not have threshold awards because the awards may be paid out anywhere from 0% to 200% of the total potential amount.

Employment Arrangements with Named Executive Officers

Mr. Wasz has an employment agreement with the Company. Messrs. Micchelli, Denner, Toler, and Hamilton are each party to a severance protection agreement. For a description of severance payments and benefits made available under the employment arrangements in effect as of December 31, 2015, see “Potential Payments upon Termination or Change in Control”.

2015 Outstanding Equity at Fiscal Year-End

	Option Awards				Stock Awards
Name	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable (1)	Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#)(1)	Market Value of Shares or Units of Stock That Have Not Vested ($)(2)	Equity Incentive Plan Awards: number of unearned shares, units or other rights that have not vested (#)(1)	Equity incentive plan awards: market or payout value of unearned shares, units or other rights that have not vested ($)(2)
John J. Wasz	14,368	7,184	11.00	5/29/2023	4,740	100,966	—	—
	18,848	37,697	16.06	4/3/2024	17,933	381,973	—	—
		73,844	13.73	2/12/2025	31,409	699,012	125,638	2,676,089

Robert T. Micchelli	14,368	7,184	11.00	5/29/2023	4,740	100,966	—	—
	5,476	10,951	16.06	4/3/2024	5,209	110,952	—	—
		25,685	13.73	2/12/2025	10,925	232,703	43,700	930,810

William G. Toler	7,736	3,869	11.00	5/29/2023	2,552	54,362	—	—
	4,090	8,181	16.06	4/3/2024	3,892	82,900	—	—
		18,193	13.73	2/12/2025	7,739	164,841	30,954	659,320

Devin K. Denner	9,946	4,974	11.00	5/29/2023	3,282	69,897	—	—
	4,635	9,272	16.06	4/3/2024	4,411	93,954	—	—
		18,193	13.73	2/12/2025	7,739	164,841	30,954	659,320

Scott B. Hamilton	7,736	3,869	11.00	5/29/2023	2,552	54,362	—	—
	3,872	7,744	16.06	4/3/2024	3,684	78,469	—	—
		13,913	13.73	2/12/2025	5,918	126,053	23,670	504,171

(1)	These amounts represent nonqualified stock options, restricted stock, and performance shares granted to our named executive officers under the 2013 Plan. The nonqualified stock options were granted on May 29, 2013, April 3, 2014, and February 12, 2015. The options have and shall become vested and exercisable with respect to 1/3 of the shares on each of the first three anniversaries of the grant date. The restricted stock awards were granted on May 29, 2013, April 3, 2014, and February 12, 2015, and have and shall become vested with respect to 1/3 of the shares on each of the first three anniversaries of grant date. Performance shares were granted on May 29, 2013, with 1/3 of the shares vested on April 3, 2014 and the remaining 2/3 shall vest in equal installments on April 3, 2015 and April 3, 2016 if the executive remains employed through that date. No performance shares granted in 2014 were earned or paid out. Performance shares were granted on April 3, 2015, with 1/2 of the shares vesting based on the performance period ending December 31, 2016, and if such performance criteria are satisfied, the remaining 1/2 vesting 1 year after such determination of the performance criteria is made if the executive remains employed through that date.
(2)	This amount represents the value of restricted stock and performance shares using the closing price of Company stock on December 31, 2015 (the last trading day of the fiscal year), which was $21.30. Based on performance through December 31, 2015, amounts of equity incentive plan awards (performance shares) are reported at their maximum levels.

2015 Option Exercises and Stock Vested

	Stock Awards
Name	Number of Shares Acquired on Vesting (#)(1)	Value Realized on Vesting ($)(2)
John J. Wasz	12,351	263,076
Robert T. Micchelli	5,990	127,587
William G. Toler	3,768	80,258
Devin K. Denner	4,548	96,872
Scott B. Hamilton	6,367	135,617

(1)	This amount represents the vested number of restricted stock.
(2)	This amount represents the value of the vested shares using the closing price of Company stock on December 31, 2015, which was $21.30.

2015 Pension Benefits

We do not offer any defined benefit pension plans.

2015 Nonqualified Deferred Compensation

We do not offer any nonqualified deferred compensation plans.

Potential Payments Upon Termination or Change in Control

Employment Agreement with John J. Wasz

Mr. Wasz, our president and chief executive officer, is party to an employment agreement, dated as of May 8, 2014. Mr. Wasz’s employment agreement provides him with severance benefits upon certain terminations of employment. Mr. Wasz’s employment can be terminated at any time and for any reason. If Mr. Wasz’s employment is terminated by us for “cause” (as defined below) then he is only entitled to receive any base salary that had been earned but not paid through the date of termination. If his employment is terminated due to his death or disability, he is entitled to (a) the base salary accrued through the date of termination, (b) pay for any vacation time earned but not taken, (c) any earned but unpaid bonus for the year prior to termination, and (d) any business expenses incurred by him but unreimbursed on the date of termination, provided that such expenses and required substantiation and documentation thereof are submitted within thirty (30) calendar days of termination and that such expenses are reimbursable under our policy (collectively, “Final Compensation”).

Mr. Wasz’s employment can be terminated by us without “cause” or by him for “good reason”. Upon such a termination, he is entitled to receive: (a) two years of base salary, (b) his target annual bonus, (c) health, dental, and life insurance coverage for a period of one year.

“Cause” under Mr. Wasz’s employment agreement generally means any of the following:

•	the failure or refusal to perform the duties of his position after written notice from the Board;

•	willful misconduct or gross negligence in the performance of his duties that has an adverse effect on our operations after receipt of at least one warning from us;

•	intentional breach by the executive of a written covenant with us or of a written policy, in each case relating to the use and preservation of intellectual property and/or confidentiality;

•	being impaired by or under the influence of alcohol, illegal drugs or controlled substances while working or while on our property;

•	conviction of or plea of nolo contendere to a felony; or

•	dishonest, disloyal or illegal conduct or gross misconduct that materially and adversely affects his performance or our reputation or business (it being agreed that a petty offense or a violation of the motor vehicle code shall not constitute “cause”).

Prior to the determination that “cause” has occurred with respect to any of the grounds listed above other than a conviction of or plea of nolo contendere to a felony, Mr. Wasz will have a 30-day cure period to remedy such breach, unless, in the Board’s discretion, the “cause” event is incapable of reasonably prompt cure or if the Board determines that its fiduciary duty requires such termination.

“Good reason” under Mr. Wasz’s employment agreement generally means any of the following events occurring without his consent:

•	our failure to continue Mr. Wasz in the position of President and Chief Executive Officer;

•	our requiring that Mr. Wasz report to an individual or body other than the Board;

•	a material diminution in Mr. Wasz’s position with us or the duties and responsibilities associated with such position; or

•	a material reduction of Mr. Wasz’s base salary, annual target bonus opportunity, benefits, and annual equity incentive awards in the aggregate, excluding any reduction in Mr. Wasz’s annual equity incentive awards that (a) is applicable to all similarly situated executives or (b) is 10% or less and results from adjustments to the allocation of a fixed pool among similarly situated executives.

Mr. Wasz is required to provide written notice of any event claimed to constitute “good reason” within 30 days after the initial occurrence of such event and to provide us with an opportunity to cure the applicable circumstance within 30 days following such written notice. If we fail to cure such circumstance, Mr. Wasz’s resignation for “good reason” must be tendered, if at all, within 60 days after our failure to cure.

Mr. Wasz is subject to non-competition and non-solicitation covenants for 24 months post-termination, which applies to the 24 month period following his resignation. In addition, he is subject to perpetual confidentiality covenants.

Severance Protection Agreement with Robert T. Micchelli

Mr. Micchelli, our chief financial officer, is party to a severance protection agreement, dated as of March 24, 2009, which was amended and restated effective October 20, 2011 and then again on March 17, 2014. If Mr. Micchelli’s employment is terminated by us without “cause” or if he resigns for “good reason,” he would be entitled to a severance payment in a cash lump sum, equal to (i) one year of base pay at the highest rate of base salary during the one-year period immediately prior to the termination and (ii) the higher of (x) the target annual bonus amount for the year preceding the termination, (y) the average annual bonus over the three years immediately prior to his termination, and (z) 70% of one year of base pay at the highest rate of base salary during the one-year period immediately prior to the termination. Mr. Micchelli will also be entitled to continued health and welfare participation for one year following such termination, unless he obtains coverage from a new employer and COBRA coverage at the end of such one-year period if he has not obtained new coverage and reimbursement in an amount not to exceed $25,000 for up to 12 months of senior executive-level career transition assistance.

Mr. Micchelli’s amended and restated severance protection agreement generally uses the same definitions of “cause” and “good reason” as Mr. Wasz’s employment agreement, except that, under Mr. Micchelli’s amended and restated severance protection agreement “good reason” includes any change in his title or reporting relationship that does not reasonably constitute a promotion, assignment of duties materially and adversely inconsistent with his position which results in a material diminution of position, authorities, duties or responsibilities, any requirement that Mr. Micchelli relocate his principal residence, and any change in his principal place of business that results in a one-way commute of greater than 40 miles from his principal residence.

Under the March 2014 amendment of Mr. Micchelli’s severance protection agreement, the Company promised to pay Mr. Micchelli $400,000, in consideration for his agreement to relinquish his right under his prior severance protection agreement to terminate employment and collect full severance upon the retirement of Mr. Walker as chief executive officer, to retain him until at least age 60, and to incentivize him to identify and prepare his successor. Mr. Micchelli attained age 60 in October 2015, and the Company paid $400,000 to him.

Severance Protection Agreement with Devin K. Denner

Mr. Denner entered into a severance protection agreement with us on July 29, 2011. Mr. Denner’s employment may be terminated by us at any time for any reason. If Mr. Denner’s employment is terminated by us without “cause” or if he resigns for “good reason,” he will be entitled to a lump sum severance payment equal to his annual base salary plus the highest of (x) his target bonus amount for the year in which the last date of employment occurs, (y) the amount of the average of his annual bonus over the three years immediately prior to the year in which the last day of employment occurs and (z) an amount set forth on an exhibit to the severance protection agreement (which is currently zero). In addition, he will be entitled to continued health and welfare participation and participation for his dependents for a one-year period, unless he obtains coverage from a new employer, and he will be entitled to COBRA coverage at the end of such one-year period if he has not obtained new coverage.

Mr. Denner’s severance protection agreement generally uses the same definitions of “cause” and “good reason” as Mr. Wasz’s employment agreement, except that, under Mr. Denner’s severance protection agreement “good reason” includes any change in his title or reporting relationship that does not reasonably constitute a promotion and any assignment of duties materially and adversely inconsistent with his position, which results in a material diminution of position, authorities, duties or responsibilities.

Mr. Denner is subject to a non-competition covenant which extends for 12 months following his termination of employment for any reason, a nonsolicitation covenant applicable to employees, vendors, customers and other parties that extends for 24 months following any such termination, and a confidentiality covenant extending for five years following any termination of the severance protection agreement.

Severance Protection Agreement with Scott B. Hamilton

Mr. Hamilton is party to a severance protection agreement, dated as of October 10, 2011, which was amended and restated effective August 5, 2013. The severance protection agreement is substantially similar to Mr. Denner’s severance protection agreement.

Mr. Hamilton’s employment may be terminated by us at any time for any reason. If Mr. Hamilton’s employment is terminated by us without “cause” or if he resigns for “good reason” (each as defined below), he will be entitled to a lump sum severance payment equal to his highest annual base salary plus the highest of (x) his target bonus amount for the year in which the last date of employment occurs, (y) the amount of the average of his annual bonus over the three years immediately prior to the year in which the last day of employment occurs and (z) an amount set forth on an exhibit to the severance protection agreement (which is currently zero for Mr. Hamilton). In addition, he will be entitled to continued health and welfare participation and participation for his dependents for a one-year period, unless he obtains coverage from a new employer, and he will be entitled to COBRA coverage at the end of such one-year period if he has not obtained new coverage.

Mr. Hamilton’s amended and restated severance protection agreement generally uses the same definitions of “cause” and “good reason” as Mr. Denner’s severance protection agreement except that, under Mr. Hamilton’s severance protection agreement the definition of “good reason” includes any requirement that Mr. Hamilton relocate his principal residence.

Mr. Hamilton is subject to a non-competition covenant that extends for 12 months following his termination of employment for any reason, a nondisparagement covenant, and a confidentiality covenant extending for five years following any termination of the severance protection agreement.

Severance Protection Agreement with William G. Toler

Mr. Toler entered into a severance protection agreement with us on September 9, 2013. The severance protection agreement is substantially similar to Mr. Denner’s severance protection agreement. Mr. Toler’s employment may be terminated by us at any time for any reason. If Mr. Toler’s employment is terminated by us without “cause” or if he resigns for “good reason” (each as defined below), he will be entitled to a lump sum severance payment equal to his annual base salary plus the highest of (x) his target bonus amount for the year in which the last date of employment occurs, (y) the amount of the average of his annual bonus over the three years immediately prior to the year in which the last day of employment occurs and (z) an amount set forth on an exhibit to the severance protection agreement (which is currently zero for Mr. Toler). In addition, he will be entitled to continued health and welfare participation and participation for his dependents for a one-year period, unless he obtains coverage from a new employer, and he will be entitled to COBRA coverage at the end of such one-year period if he has not obtained new coverage.

Mr. Toler’s severance protection agreement generally uses the same definitions of “cause” and “good reason” as Mr. Denner’s severance protection agreement.

Mr. Toler is subject to a non-competition covenant that extends for 12 months following his termination of employment for any reason, a nondisparagement covenant, and a confidentiality covenant extending for five years following any termination of the severance protection agreement.

Summary of Potential Payments Upon Termination or Change in Control

The following table summarizes the preceding discussion regarding additional unearned potential payments and benefits payable to each of our named executive officers assuming termination occurred on December 31, 2015. We do not provide enhanced severance payments or benefits solely upon a change of control.

Name	Cash Severance ($)(1)	Health and Welfare Benefits Continuation ($)(2)	Acceleration of Equity Awards ($)(3)(4)	Total ($)
John J. Wasz	2,175,000	13,192	2,874,503	5,062,695
Robert T. Micchelli	725,900	13,750	1,080,700	1,820,350
William G. Toler	581,250	10,279	742,301	1,333,830
Devin K. Denner	544,000	15,829	785,998	1,345,827
Scott B. Hamilton	471,000	5,316	612,678	1,088,994

(1)	If a named executive officer’s employment is terminated by us without “cause” or the named executive officer terminates employment for “good reason,” the following details the cash severance each respective named executive officer is entitled to: (i) for Mr. Wasz, the cash severance is equal to two times his base salary of $725,000 plus his target bonus of $725,000; (ii) for Mr. Micchelli, the cash severance is equal to his base salary of $427,000 plus his target bonus of $298,900; (iii) for Mr. Toler, the cash severance is equal to his base salary of $375,000 plus his target bonus of $206,250; (iv) for Mr. Denner, the cash severance is equal to his base salary of $340,000 plus his target bonus of $204,000; (v) and for Mr. Hamilton, the cash severance is equal to his base salary of $314,000 plus his target bonus of $157,000.

(2)	Amounts disclosed are health and welfare benefits provided to each named executive officer if the named executive officer’s employment is terminated by us without “cause” or the named executive officer terminates employment for “good reason.” Additionally, Mr. Micchelli is entitled to up to $25,000 in outplacement reimbursement, if is terminated by us without “cause” or the named executive officer terminates employment for “good reason,” which is not included in the schedule above.
(3)	If a named executive officer’s employment is terminated by us without “cause” or if the named executive officer terminates employment for “good reason,” in each case after a change in control, all unvested options and restricted stock will become vested within 30 days of such termination and a payment will be received with respect to his performance shares based on (1) actual performance through the date of termination as determined by the Compensation Committee or (2) if the Compensation Committee determines that measurement of actual performance cannot be reasonably assessed, the assumed achievement of target performance as determined by the Compensation Committee, in each case prorated based on the time elapsed from the date of grant to the date of termination of employment or service.
(4)	If Messers. Wasz, Micchelli, Toler, Denner, and Hamilton died or became disabled all unvested options and restricted stock will become vested within 30 days of such termination. Additionally, a payment will be received with respect to performance shares based on actual performance for the entire performance period, prorated based on the time elapsed from the date of grant to the date employment terminated. Based on a death or disability occurring on December 31, 2015, the same accelerated vesting amounts determined under footnote three (3) apply to footnote four (4).

EQUITY COMPENSATION PLAN INFORMATION TABLE

The following table provides information as of December 31, 2015 regarding the number of shares of Global Brass and Copper Holdings, Inc. common stock that may be issued under Global Brass and Copper Holdings, Inc.’s equity compensation plans.

Plan Category	(a) Number of securities to be issued upon exercise of outstanding options, warrants and rights		(b) Weighted-average exercise price of outstanding options, warrants and rights		(c) Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a))
Equity compensation plans approved by security holders(1)	816,302	(2)	13.90	(3)	120,374	(4)
Equity compensation plans not approved by security holders	—		—		—
Total	816,302		13.90		120,374

(1)	Consists of the 2013 Plan.
(2)	Total number of securities to be issued consists of 374,685 outstanding non-qualified stock options, 218,840 outstanding non-vested performance shares, 203,258 non-vested restricted shares and 19,519 shares of outstanding restricted stock awards that vested, but remain restricted until a future date.
(3)	The weighted-average exercise price relates to 374,685 outstanding non-qualified stock options.
(4)	The total amount reported consists of shares available for future issuance under the 2013 Plan, which may be issued in the form of stock options, stock appreciation rights, restricted stock, restricted stock units, deferred stock units, performance stock and performance stock units.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

The following persons served on our Compensation Committee during 2015: Ms. Avril and Messrs. Marsh, Ray, Welch and Whitaker. No member of the Compensation Committee was, during the fiscal year ended December 31, 2015, an officer, former officer or employee of the Company or any of our subsidiaries. None of our executive officers served as a member of:

•	the compensation committee of another entity in which one of the executive officers of such entity served on our Compensation Committee;

•	the board of directors of another entity, one of whose executive officers served on our Compensation Committee; or

•	the compensation committee of another entity in which one of the executive officers of such entity served as a member of our Board.

COMPENSATION COMMITTEE REPORT

The information contained in this Report shall not be deemed to be “soliciting material” or to be “filed” with the SEC or subject to Regulation 14A or 14C other than as set forth in Item 407 of Regulation S-K, or subject to the liabilities of Section 18 of the Exchange Act, except to the extent that we specifically request that the information contained in this Report be treated as soliciting material, nor shall such information be incorporated by reference into any past or future filing under the Securities Act of 1933, as amended (the “Securities Act”), or the Exchange Act, except to the extent that we specifically incorporate it by reference in such filing.

The Compensation Committee of the Board has reviewed and discussed the Compensation Discussion and Analysis required by Item 402(b) of Regulation S-K with management and, based on such review and discussions, the Compensation Committee recommended to the Board that the Compensation Discussion and Analysis be included in this proxy statement and the Annual Report on Form 10-K for the year ended December 31, 2015.

This Report is submitted by Ms. Avril and Messrs. Marsh, Ray, Welch and Whitaker, being all of the current members of the Compensation Committee.

Ronald C. Whitaker, Chairman

Vicki L. Avril

Donald L. Marsh

Bradford T. Ray

Martin E. Welch, III

AUDIT COMMITTEE REPORT

The Audit Committee of the Board is responsible for evaluating audit performance, appointing, compensating, retaining and overseeing the work of our independent registered public accounting firm and evaluating policies and procedures relating to internal accounting functions and controls. The Audit Committee is currently comprised of Ms. Avril and Messrs. Marsh, Ray, Welch and Whitaker, each a non-employee and independent director, and operates under a written charter which was last amended by our Board in September 2015.

The Audit Committee members are neither professional accountants nor auditors, and their functions are not intended to duplicate or to certify the activities of management and the independent auditor, nor can the Audit Committee certify that the independent auditor is “independent” under applicable rules. The Audit Committee serves a board-level oversight role in which it provides advice, counsel and direction to management and the auditors on the basis of the information it receives, discussions with management and the auditors and the experience of the Audit Committee’s members in business, financial and accounting matters. Our management has the primary responsibility for the financial statements and reporting process, including our systems of internal controls. In fulfilling its oversight responsibilities, the Audit Committee reviewed and discussed with management the audited consolidated financial statements included in the Annual Report on Form 10-K for the fiscal year ended December 31, 2015, as well as the report of management and the opinion thereon of PricewaterhouseCoopers LLP, the Company’s independent registered public accounting firm, for the year ended December 31, 2015, regarding the Company’s internal control over financial reporting required by Section 404 of the Sarbanes-Oxley Act.

The Audit Committee has discussed with PricewaterhouseCoopers LLP the matters required to be discussed by the standards of the Public Company Accounting Oversight Board (“PCAOB”) which include, among other items, matters related to the conduct of the audit of the Company’s financial statements and the matters described in Statement on Auditing Standards No. 114. The Audit Committee has also received written disclosures and the letter from PricewaterhouseCoopers LLP required by applicable requirements of the PCAOB regarding PricewaterhouseCoopers LLP’s communications with the Audit Committee concerning independence and has discussed with PricewaterhouseCoopers LLP its independence from the Company.

Based on the review and discussions referred to above, the Audit Committee recommended to the Board that the Company’s audited consolidated financial statements be included in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2015, filed with the SEC on March 9, 2016.

The information contained in this Report shall not be deemed to be “soliciting material” or to be “filed” with the SEC or subject to Regulation 14A or 14C, other than as set forth in Item 407 of Regulation S-K, or subject to the liabilities of Section 18 of the Exchange Act, except to the extent that we specifically request that the information contained in this Report be treated as soliciting material, nor shall such information be incorporated by reference into any past or future filing under the Securities Act or the Exchange Act, except to the extent that we specifically incorporate it by reference in such filing.

This Report is submitted by Ms. Avril and Messrs. Marsh, Ray, Welch and Whitaker, being all of the members of the Audit Committee.

Martin E. Welch, III, Chairman

Vicki L. Avril

Donald L. Marsh

Bradford T. Ray

Ronald C. Whitaker

FEES OF INDEPENDENT ACCOUNTANTS

In addition to retaining PricewaterhouseCoopers LLP to audit our consolidated financial statements for 2015, we retained PricewaterhouseCoopers LLP, as well as other accounting firms, to provide tax and other advisory services in 2015. We understand the need for PricewaterhouseCoopers LLP to maintain objectivity and independence in its audit of our consolidated financial statements.

In order to assure that the provision of audit and permitted non-audit services provided by PricewaterhouseCoopers LLP, our independent registered public accounting firm, does not impair its independence, the Audit Committee is required to pre-approve the audit and permitted non-audit services to be performed by PricewaterhouseCoopers LLP, other than de minimis services that satisfy the requirements pertaining to de minimis exceptions for non-audit services described in Section 10A of the Exchange Act. The Audit Committee has adopted policies and procedures for pre-approving all audit and permitted non-audit work performed by PricewaterhouseCoopers LLP. Any pre-approval must also set forth in detail the particular service or category of services approved and is generally subject to a specific cost limit. All of the fees for audit, audit-related, tax and other services performed by PricewaterhouseCoopers LLP were pre-approved by the Audit Committee in accordance with the pre-approval policies and procedures described in this paragraph.

The Audit Committee has adopted policies regarding our ability to hire employees, former employees and certain relatives of employees of the Company’s independent registered public accounting firm.

During 2015 and 2014, we retained PricewaterhouseCoopers LLP to provide services in the following categories and amounts:

	2015	2014
Audit fees(1)	$2,778,800	$3,252,000
Audit-related fees	—	—
Tax fees	—	—
All other fees	—	—
Total	$2,778,800	$3,252,000

(1)	Audit fees consist of fees incurred for the audit of our annual consolidated financial statements and review of our quarterly consolidated financial statements that are normally provided by PricewaterhouseCoopers LLP in connection with consents and reviewing documents to be filed with the SEC.

CERTAIN RELATIONSHIPS AND RELATED PARTY TRANSACTIONS

We maintain and enforce a Related Person Transaction Policy, which sets forth our policy with respect to the review, approval, ratification and disclosure of all related person transactions by our Audit Committee. In accordance with our Related Person Transaction Policy, our Audit Committee has overall responsibility for the implementation and compliance with this policy.

For the purposes of our Related Person Transaction Policy, a “related person transaction” is a transaction, arrangement or relationship (or any series of similar transactions, arrangements or relationships) in which we were, are or will be a participant and in which any related person (as defined in our Related Person Transaction Policy) had, has or will have a direct or indirect material interest in excess of $10,000. A “related person transaction” does not include any employment relationship or transaction involving an executive officer and any related compensation resulting solely from that employment relationship which has been reviewed and approved by the Board or Compensation Committee.

Our Related Person Transaction Policy requires that notice of a proposed related person transaction be provided to our legal department prior to entering into such transaction. If our legal department determines that such transaction is a related person transaction, the proposed transaction will be submitted to our Audit Committee for consideration at its next meeting. Under our Related Person Transaction Policy, our Audit Committee will only be permitted to approve those related person transactions that are in, or not inconsistent with, our best interests. In the event we become aware of a related person transaction that has not been previously reviewed, approved or ratified under our Related Person Transaction Policy and that is ongoing or is completed, the transaction will be submitted to the Audit Committee so that it may determine whether to ratify, rescind or terminate the related person transaction.

Our Related Person Transaction Policy also provides that the Audit Committee will review certain previously approved or ratified related person transactions that are ongoing to determine whether the related person transaction remains in our best interests and the best interests of our stockholders.

In addition, our Code of Business Conduct and Ethics prohibits activities that conflict with, or have the appearance of conflicting with, the best interests of the Company and its stockholders. Such conflicts of interest may arise when an employee, or a member of the employee’s family, receives improper personal benefits as a result of such individual’s position in the Company.

Certain Transactions

There were no related party transactions in 2015.

RATIFICATION OF APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC

ACCOUNTING FIRM

(PROPOSAL NO. 2)

Our Audit Committee has appointed PricewaterhouseCoopers LLP as our independent registered public accounting firm for the year ending December 31, 2016. A proposal will be presented at the Annual Meeting to ratify this appointment. Ratification of the appointment of our independent registered public accounting firm requires the affirmative vote of the majority of shares present in person or represented by proxy at the Annual Meeting and entitled to vote. If the stockholders fail to ratify such selection, another independent registered public accounting firm will be considered by our Audit Committee, but the Audit Committee may nonetheless choose to engage PricewaterhouseCoopers LLP. Even if the appointment of PricewaterhouseCoopers LLP is ratified, the Audit Committee in its discretion may select a different independent registered public accounting firm at any time during the year if it determines that such a change would be in the best interests of the Company and its stockholders. We have been advised that a representative of PricewaterhouseCoopers LLP will be present at the Annual Meeting and will be available to respond to appropriate questions and, if such person chooses to do so, make a statement.

THE BOARD UNANIMOUSLY RECOMMENDS A VOTE “FOR” RATIFICATION OF THE APPOINTMENT OF PRICEWATERHOUSECOOPERS LLP AS OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR 2016.

PROXIES SOLICITED BY THE BOARD WILL BE VOTED FOR THE PROPOSAL UNLESS STOCKHOLDERS SPECIFY A CONTRARY VOTE.

APPROVAL OF THE AMENDMENT AND RESTATEMENT TO THE GLOBAL BRASS AND COPPER HOLDINGS, INC. 2013 OMNIBUS EQUITY INCENTIVE PLAN

(PROPOSAL NO. 3)

The Board is submitting to the stockholders for approval at the Annual Meeting an amendment and restatement of the Global Brass and Copper Holdings, Inc. 2013 Omnibus Equity Incentive Plan (the “Current Plan”). The Board has adopted the amendment and restatement of the Current Plan, effective May 26, 2016 “the Amended Plan,” subject to approval by the stockholders. The Current Plan was adopted by the Board, and approved by the Company’s stockholders on April 10, 2013.

The Amended Plan provides for the grant of the same types of awards as those available under the Current Plan. The Company is requesting stockholders to authorize the increase of the Company’s common stock reserved for awards under the Amended Plan by 2,250,000 shares. As of April 30, 2016, 147,703 shares remained available for issuance under the Current Plan. It is also necessary to submit the Amended Plan to stockholders for approval at this time to approve certain other amendments and in order to satisfy the stockholder approval requirements of Section 162(m) of the Internal Revenue Code of 1986, as amended (the “Code”).

The Amended Plan is substantially identical to the Current Plan, with the following exceptions:

•	The term of the Amended Plan is extended to May 26, 2026

•	The Plan now provides for “double-trigger” vesting of awards that are (i) granted after the effective date of the amendment and restatement of the Plan and (ii) assumed or replaced with economically equivalent awards by a successor entity upon a change in control. Such awards will only receive accelerated vesting if, within 24 months following the change in control, the successor entity terminates the participant without cause or the participant terminates employment for good reason.

•	The Amended Plan provides that a non-employee director may not receive in any calendar year stock awards under the Plan with an aggregate grant date fair market value greater than $300,000, whether such awards are settled in cash or in stock

•	The Amended Plan limits grants of options or SARs to no more than 1,000,000 shares compared to the previous limit of 1,111,053 shares

•	The Amended Plan provides that no award agreement may provide for vesting sooner than 12 months from the grant date or a performance period that is less than 12 months, except with respect to a maximum of 5% of the authorized shares.

•	The Amended Plan eliminates references to KPS Capital Partners, LP.

On February 11, 2016, the Company made grants of performance share awards, restricted stock, and options that are contingent on stockholder approval. See the “New Plan Benefits” table below for additional information.

The Amended Plan enables the Company to make stock-based and non-stock awards to its eligible employees, non-employee directors and consultants or advisors. The Amended Plan provides for the grant of: (i) non-qualified stock options, (ii) incentive (qualified) stock options, (iii) stock appreciation rights (“SARs”), (iv) restricted stock awards, (v) restricted stock units, (vi) other stock-based awards and (vi) performance compensation awards or (vii) any combination of the foregoing. The purpose of the Amended Plan is to provide a means through which the Company and its affiliates may attract and retain key personnel, including the services of experienced and knowledgeable non-employee directors, and to provide a means to strengthen their commitment to the welfare of the Company and its affiliates as well as aligning their interests with those of the Company’s stockholders.

Public companies are generally prohibited from taking a federal income tax deduction for compensation paid to their named executive officers in excess of $1 million per year, unless the compensation meets an exception under Code Section 162(m), such as the exception for qualified performance-based compensation. In order to qualify for that exception, compensation must, among other things, be paid under a plan that has been approved by the stockholders of the Company. No awards may be granted under the Amended Plan subsequent to May 26, 2026, which is the ten (10) year anniversary of the Company’s Annual Meeting.

The Board expects that the Amended Plan will be an important factor in attracting, retaining and rewarding high caliber employees, non-employee directors and independent contractors essential to the Company’s success and in providing incentives to these individuals to promote the success of the Company. If stockholders do not approve the Amended Plan, we would soon be unable to continue making grants under the Current Plan and the grants made on February 11, 2016 would be cancelled. This would make it difficult for the Company to attract and retain talent.

The following discussion of the principal features of the Amended Plan is qualified in its entirety by reference to the full text of the Amended Plan as set forth in Appendix A attached hereto. The Amended Plan will become effective at the Annual Meeting only if it is approved by the Company’s stockholders at the Annual Meeting.

Plan Summary

Shares Subject to the Amended Plan. The Amended Plan increases the number of shares of the Company’s common stock reserved for awards under the Amended Plan by 2,250,000 shares. The maximum number of shares of common stock reserved for issuance and deliverable in the aggregate pursuant to awards granted under the Amended Plan shall be equal to the sum of: (i) 2,250,000 shares of common stock, plus (ii) shares of common stock approved under the Current Plan prior to the effective date, but not issued or delivered prior to the effective date, plus (iii) any shares of common stock that are subject to outstanding equity awards under the Current Plan, which are canceled, expired, forfeited, settled in cash or otherwise terminated without delivery of shares of common stock thereunder. No participant may be granted awards of options and stock appreciation rights with respect to more than 200,000 shares of our common stock in any one fiscal year. No more than 1,000,000 shares of common stock may be subject to grants of Options or SARs under the Amended Plan. No more than 100,000 shares of common stock may be issued with respect to incentive stock options under the Amended Plan. No more than 300,000 shares of our common stock may be granted under the Amended Plan to any participant with respect to performance compensation awards in any fiscal year or, in the event a performance compensation award is paid in cash, other securities, other awards or other property, no more than the fair market value of 350,000 shares of common stock on the last day of the performance period to which such award relates. The maximum amount payable for an individual participant under the Amended Plan for any one performance period (or with respect to each fiscal year in the event a performance period extends beyond a single fiscal year) is $10,000,000 (with respect to each year if the performance period is more than one year). Notwithstanding the foregoing, non-employee directors may not receive in any calendar year, any common stock-denominated awards allowed under the Amended Plan with an aggregate grant date fair market value greater than $300,000 whether such awards allowed under the Amended Plan are settled in cash or in shares of common stock; provided, however, that the foregoing limit shall not apply to any equity awards allowed under the Amended Plan a non-employee director elects to receive at fair market value in lieu of all or a portion of such non-employee director’s compensation.

Generally, any shares underlying an award under the Amended Plan that expire without being exercised, or are forfeited, cancelled or otherwise terminated without a distribution to a participant of shares, cash, or other benefit in lieu of shares will again be available for issuance under the Amended Plan.

Except with respect to a maximum of five percent (5%) of the authorized shares, no award agreement may provide for vesting sooner than twelve (12) months from the grant date or, with respect to performance awards, may be subject to a performance period that is less than twelve (12) months.

If there is a change in the Company’s corporate capitalization in the event of a stock or extraordinary cash dividend, recapitalization, stock split, reverse stock split, reorganization, merger, consolidation, split up, split-off, spin-off, consolidation, or other relevant change in capitalization or unusual and/or infrequent events or applicable law or circumstances, such that the Compensation Committee determines that an adjustment is necessary or appropriate, then the Compensation Committee may make adjustments in a manner that it deems equitable.

Administration. Just as with the Current Plan, our Compensation Committee (or a subcommittee thereof, if necessary to comply with Section 162(m) of the Code) administers the Amended Plan. The Compensation Committee has the authority to determine the terms and conditions of any agreements evidencing any awards granted under the Amended Plan and to adopt, alter and repeal rules, guidelines and practices relating to the Amended Plan. The Compensation Committee has full discretion to administer and interpret the Amended Plan and to adopt such rules, regulations and procedures as it deems necessary or advisable and to determine, among other things, the time or times at which the awards may be exercised and whether and under what circumstances an award may be exercised.

Eligibility in the Amended Plan. As is the case under the Current Plan, any of our employees, directors, officers, consultants or advisors (or prospective employees, directors, officers, consultants or advisors), or any of the employees, directors, officers, consultants or advisors (or prospective employees, directors, officers, consultants or advisors) of our subsidiaries or their respective affiliates will be eligible for awards under the Amended Plan. The Compensation Committee has the sole and complete authority to determine who will be granted an award under the Amended Plan. Employees of certain of our designated foreign subsidiaries are also eligible under separate “Sub Plans”.

Awards

Awards Available for Grant. As is the case under the Current Plan, the Compensation Committee may grant awards of non-qualified stock options, incentive (qualified) stock options, SARs, restricted stock awards, restricted stock units, other stock-based awards, performance compensation awards (including cash bonus awards), other cash-based awards or any combination of the foregoing. Awards may be granted under the Amended Plan and in assumption of, or in substitution for, outstanding awards previously granted by an entity acquired by us or with which we combine (the “Substitute Awards”).

Stock Options. As is the case under the Current Plan, the Compensation Committee is authorized to grant options to purchase shares of our common stock that are either “qualified”, meaning they are intended to satisfy the requirements of Section 422 of the Code for incentive stock options, or “non-qualified”, meaning they are not intended to satisfy the requirements of Section 422 of the Code. All options granted under the Amended Plan shall be non-qualified unless the applicable award agreement expressly states that the option is intended to be an “incentive stock option”. Options granted under the Amended Plan will be subject to the terms and conditions established by the Compensation Committee. Under the terms of the Amended Plan, the exercise price of the options will not be less than the fair market value of common stock at the time of grant (except with respect to Substitute Awards). Options granted under the Amended Plan will be subject to such terms, including the exercise price and the conditions and timing of exercise, as may be determined by the Compensation Committee and specified in the applicable award agreement. The maximum term of an option granted under the Amended Plan will be ten years from the date of grant (or five years in the case of a qualified option granted to a 10% stockholder); provided, that, if the term of a non-qualified option would expire at a time when trading in the shares of common stock is prohibited by our insider trading policy, the option’s term shall be automatically extended until the 30th day following the expiration of such prohibition. Payment in respect of the exercise of an option may be made in cash, by check, by cash equivalent and/or shares of our common stock valued at the fair market value at the time the option is exercised (provided that such shares are not subject to any pledge or other security interest), or by such other method as the Compensation Committee may permit in its sole discretion, including:

•	by surrendering the minimum number of shares of our common stock otherwise deliverable in respect of an option that are needed to pay the exercise price and all applicable required withholding taxes;

•	if there is a public market for the shares of our common stock at such time, by means of a broker-assisted cashless exercise mechanism; or

•	by means of a “net exercise” procedure effected by withholding the minimum number of shares otherwise deliverable in respect of an option that are needed to pay the exercise price and all applicable required withholding taxes.

The Compensation Committee may, in its sole discretion, at any time buy out for a payment in cash, or the delivery of shares of our common stock, or other property, an option previously granted to a participant. Any fractional shares of our common stock will be settled in cash.

Stock Appreciation Rights. As is the case under the Current Plan, the Compensation Committee will be authorized to award SARs under the Amended Plan. SARs will be subject to the terms and conditions established by the Compensation Committee. A SAR is a contractual right that allows a participant to receive, either in the form of cash, shares or any combination of cash and shares, the appreciation, if any, in the value of a share over a certain period of time. An option granted under the Amended Plan may include SARs, and SARs may also be awarded to a participant independent of the grant of an option. SARs granted in connection with an option shall be subject to terms similar to the option corresponding to such SARs, including with respect to vesting and expiration. Except as otherwise provided by the Compensation Committee (in the case of Substitute Awards or SARs granted in tandem with previously granted options), the exercise price per share of common stock for each SAR shall not be less than 100% of the fair market value of such share, determined as of the date of grant. The remaining terms of the SARs shall be subject to terms established by the Compensation Committee and reflected in the award agreement.

Restricted Stock. As is the case under the Current Plan, the Compensation Committee is authorized to award restricted stock under the Amended Plan. Awards of restricted stock will be subject to the terms and conditions established by the Compensation Committee. Restricted stock is common stock that generally is non-transferable and is subject to other restrictions determined by the Compensation Committee for a specified period.

Restricted Stock Unit Awards. As is the case under the Current Plan, the Compensation Committee is authorized to award restricted stock unit awards. Restricted stock unit awards will be subject to the terms and conditions established by the Compensation Committee. Unless the Compensation Committee determines otherwise, or specifies otherwise in an award agreement, if the participant terminates employment or services during the period of time over which all or a portion of the units are to be earned, then any unvested units will be forfeited. At the election of the Compensation Committee, the participant will receive a number of shares of our common stock equal to the number of units earned or an amount in cash equal to the fair market value of that number of shares at the expiration of the period over which the units are to be earned or at a later date selected by the Compensation Committee, less an amount equal to any taxes required to be withheld. To the extent provided in an award agreement, the holder of outstanding restricted stock units shall be entitled to be credited with dividend equivalent payments upon the payment by the Company of dividends on shares of our common stock, either in cash or (at the sole discretion of the Compensation Committee) in shares of our common stock having a fair market value equal to the amount of such dividends, and interest may, at the sole discretion of the Compensation Committee, be credited on the amount of cash dividend equivalents at a rate and subject to such terms as determined by the Compensation Committee, which accumulated dividend equivalents (and interest thereon, if applicable) shall be payable at the same time as the underlying restricted stock units are settled.

Other Stock-Based Awards. As is the case under the Current Plan, the Compensation Committee is authorized to grant awards of unrestricted shares of our common stock, rights to receive grants of awards at a future date, or other awards denominated in shares of our common stock or which provide for cash payments based in whole or in part on the value or future value of shares of our common stock under the Amended Plan under such terms and conditions as the Compensation Committee may determine and as set forth in the applicable award agreement.

Performance Compensation Awards. As is the case under the Current Plan, the Compensation Committee may grant any award under the Amended Plan in the form of a performance compensation award by conditioning the number of shares earned or vested under the award on the satisfaction of certain performance goals. The Compensation Committee may establish these performance goals with reference to one or more of the following:

•	net earnings or net income (before or after taxes);

•	basic or diluted earnings per share (before or after taxes);

•	net revenue or net revenue growth;

•	gross revenue or gross revenue growth, gross profit or gross profit growth;

•	net operating income or profit (before or after taxes);

•	return measures (including, but not limited to, return on investment or net investment, assets or net assets, capital, gross revenue or gross revenue growth, invested capital, equity, or sales);

•	cash flow (including, but not limited to, operating cash flow, free cash flow, and cash flow return on capital), which may but are not required to be measured on a per share basis;

•	earnings before or after taxes, interest, depreciation and/or amortization (including EBIT and EBITDA);

•	gross or net operating margins;

•	productivity and/or utilization ratios;

•	share price (including, but not limited to, growth measures and total shareholder return);

•	expense targets or cost reduction goals, general and administrative expense savings;

•	margins;

•	operating efficiency;

•	objective measures of customer satisfaction;

•	working capital ratios and/or targets;

•	measures of economic value added or other ‘value creation’ metrics;

•	inventory control;

•	enterprise or equity value;

•	sales;

•	shareholder return;

•	client retention;

•	competitive market metrics;

•	employee retention;

•	timely completion of new product rollouts;

•	timely launch of new facilities;

•	objective measures of personal targets, goals or completion of projects (including but not limited to succession and hiring projects, completion of specific acquisitions, reorganizations or other corporate transactions or capital-raising transactions, expansions of specific business operations and meeting divisional or project budgets);

•	system-wide revenues;

•	royalty income;

•	cost of capital, debt leverage year-end cash position or book value;

•	strategic objectives, development of new product lines and related revenue, sales and margin targets, or international operations; or

•	any combination of the foregoing.

Any of the above performance goal elements can be stated as a percentage of another performance goal or a percentage of a prior period’s performance goal, calculated by GAAP or non-GAAP financial measures, or used on an absolute, relative or, adjusted and/or per pound basis to measure our performance or the performance of our affiliates or any segments, divisions, operations or business units, product lines, brands, operating segments, administrative departments or combination thereof, as the Compensation Committee deems appropriate. Performance goals may be compared to the performance of a group of comparator companies or a published or special index that the Compensation Committee deems appropriate or, stock market indices. The Compensation Committee also may provide for accelerated vesting of any award based on the achievement of performance goals. Any award that is intended to be “qualified performance-based compensation” (under Section 162(m) of the Code) will be granted, and performance goals for such an award will be established, by the Compensation Committee in writing not later than 90 days after the commencement of the performance period to which the performance goals relate, or such other period required under Section 162(m) of the Code; provided that the outcome is substantially uncertain at the time the Compensation Committee establishes the performance goal; and provided further that in no event will a performance goal be considered to be pre-established if it is established after 25% of the performance period (as scheduled in good faith at the time the performance goal is established) has elapsed. Before any payment is made in connection with any award intended to qualify as qualified performance-based compensation under Section 162(m) of the Code, the Compensation Committee must certify in writing that the performance goals established with respect to such award have been achieved. In determining the actual amount of an individual participant’s performance compensation award for a performance period, the Compensation Committee may reduce or eliminate the amount of the performance compensation award earned through the use of negative discretion consistent with Section 162(m) of the Code, if, in its sole judgment, such reduction or elimination is appropriate.

The Compensation Committee may also specify adjustments or modifications (to the extent it would not result in adverse results under Section 162(m) of the Code) to be made to the calculation of a performance goal for such performance period, based on and in order to appropriately reflect the following events:

•	Asset write-downs;

•	Litigation or claim judgments or settlements;

•	The effect of changes in tax laws, accounting principles, or other laws or regulatory rules affecting reported results;

•	Any reorganization and restructuring programs;

•	Unusual and/or infrequently occurring items, as well as any other types of nonrecurring items as described in Accounting Standards Codification Topic 225-20 (or any successor pronouncement thereto) and/or in management’s discussion and analysis of financial condition and results of operations appearing in the Company’s annual report to stockholders for the applicable year;

•	Acquisitions or divestitures;

•	Any other specific, unusual and/or infrequent events or nonrecurring events, or objectively determinable category thereof;

•	Foreign exchange gains and losses;

•	Discontinued operations and nonrecurring charges; and

•	A change in the Company’s fiscal year.

Unless otherwise provided in the applicable award agreement, a participant shall be eligible to receive payment in respect of a performance compensation award only to the extent that the performance goals for such period are achieved and all or some of the portion of such participant’s performance compensation award has been earned for the performance period based on the application of the “performance formula” (as defined in the Amended Plan) to such performance goals.

Change in Control in the Company

Under the Amended Plan, with respect to awards granted on or after the effective date (for the avoidance of doubt, awards granted prior to the effective date shall be governed by the terms of the Current Plan in effect prior to the effective date), except to the extent otherwise provided, by the Compensation Committee in its discretion, in an award agreement, or any applicable employment, consulting, change in control, severance or other agreement between a participant and the Company or an affiliate , or at any time prior to, coincident with, or after the effective time of a change in control, then

•	A successor company may assume or replace each outstanding award with an award that preserves the existing value of the award at the time of the change in control and shall provide for subsequent payout in accordance with the same vesting schedule applicable to the original award; provided, however, that with respect to any awards that are assumed or replaced, such assumed or replacement awards shall (i) be subject to “double-trigger” vesting as follows: if a Participant’s employment or service is terminated without Cause, by the participant for good reason (as defined in the participant’s employment, severance protection agreement or similar agreement, provided that if no such agreement exists or no definition of good reason is provided therein, then good reason shall not exist) within 24 months following the change in control, such assumed or replacement awards shall immediately vest upon such termination, and (ii) if assumed or replaced in relation to a performance compensation award, be subject to vesting as follows: if a participant’s employment or service is terminated without cause, by the participant for good reason (as defined in the participant’s employment, severance protection agreement or similar agreement, provided that if no such agreement exists or no definition of good reason is provided therein, then good reason shall not exist), or due to the participant’s death or disability, any requirement that the participant remain in the employ of the Company or its affiliates shall be waived and the participant shall receive a payment in respect of the performance compensation award following employment termination, as determined by the Compensation Committee.

If the applicable award agreement does not provide for full or partial vesting upon a Change in Control, then

•	Each outstanding option will immediately become vested and exercisable in full,

•	The vesting conditions on each share of restricted stock, restricted stock unit, performance compensation award, and any other awards held by a participant will lapse upon the Change in Control, and

•	Each outstanding SAR will immediately become vested and exercisable in full,

unless, (i) the Company is the surviving entity and any adjustments necessary to preserve the value of the awards have been made or (ii) the Company’s successor at the time of the change in control irrevocably assumes the Company’s obligations under the Amended Plan or replaces each participant’s outstanding award with at least an economically equivalent award.

Transferability

Each award may be exercised during the participant’s lifetime by the participant or, if permissible under applicable law, by the participant’s guardian or legal representative. In addition, during the participant’s lifetime, the award may be transferred, without consideration, to one or more immediate family members of the participant (within the meaning of the instructions to Form S-8 under the Securities Act), to a trust established exclusively for the participant or one or more of his or her immediate family members, a partnership or limited liability company whose only partners or shareholders are the participant and his or her immediate family members, or any other transferee as may be approved either:

•	by the Board or the Compensation Committee in its sole discretion; or

•	as provided in the applicable award agreement, in each case subject to such rules as the Compensation Committee may adopt consistent with any applicable award agreement to preserve the purposes of the Amended Plan.

The terms applicable to the assigned portion shall generally be the same as those in effect for the award immediately prior to such assignment. Other than as described above, awards may not be transferred or encumbered by a participant other than by will or by the laws of descent and distribution.

Amendment

As is the case under the Current Plan, the Amended Plan has a term of ten years. The Board may amend, suspend or terminate the Amended Plan at any time; however, stockholder approval to amend the Amended Plan may be necessary if required by law or by NYSE rules. No amendment, suspension or termination will impair the rights of any participant or recipient of any award without the consent of the participant or recipient.

The Compensation Committee may, to the extent consistent with the terms of any applicable award agreement, waive any conditions or rights under, amend any terms of, or alter, suspend, discontinue, cancel or terminate, any award theretofore granted or the associated award agreement, prospectively or retroactively. Any such waiver, amendment, alteration, suspension, discontinuance, cancellation or termination that would materially and adversely affect the rights of any participant or any holder or beneficiary of any option theretofore granted will not to that extent be effective without the consent of the affected participant, holder or beneficiary. Further, without stockholder approval:

•	no amendment or modification may reduce the option price of any option or the exercise price of any SAR;

•	the Compensation Committee may not cancel any outstanding option and replace it with a new option (with a lower option price) or cancel any SAR and replace it with a new SAR (with a lower strike price); and

•	no option or SAR may be exchanged for cash or another award.

However, stockholder approval is not required with respect to any of the preceding three bullets with respect to certain adjustments on changes in capitalization.

U.S. Federal Income Tax Consequences

The following is a general summary of the material U.S. Federal income tax consequences of the grant and exercise and vesting of awards under the Amended Plan and the disposition of shares acquired pursuant to the exercise or settlement of such awards and is intended to reflect the current provisions of the Code and the regulations thereunder. This summary is not intended to be a complete statement of applicable law, nor does it address foreign, state, local and payroll tax considerations. Moreover, the U.S. Federal income tax consequences to any particular participant may differ from those described herein by reason of, among other things, the particular circumstances of such participant.

Stock Options. The Code requires that, for treatment of an option as an incentive stock option, shares of common stock acquired through the exercise of an incentive stock option cannot be disposed of before the later of two years from the date of grant of the option, or one year from the date of exercise. Holders of incentive stock options will generally incur no Federal income tax liability at the time of grant or upon exercise of those options. However, the spread at exercise will be an “item of tax preference”, which may give rise to “alternative minimum tax” liability for the taxable year in which the exercise occurs. If the holder does not dispose of the shares before two years following the date of grant and one year following the date of exercise, the difference between the exercise price and the amount realized upon disposition of the shares will constitute long-term capital gain or loss, as the case may be. Assuming both holding periods are satisfied, no deduction will be allowed to us for Federal income tax purposes in connection with the grant or exercise of the incentive stock option. If, within two years following the date of grant or within one year following the date of exercise, the holder of shares acquired through the exercise of an incentive stock option disposes of those shares, the participant will generally realize taxable compensation at the time of such disposition equal to the difference between the exercise price and the lesser of the fair market value of the share on the date of exercise or the amount realized on the subsequent disposition of the shares, and that amount will generally be deductible by us for Federal income tax purposes, subject to the possible limitations on deductibility under Sections 280G and 162(m) of the Code for compensation paid to executives designated in those Sections. Finally, if an incentive stock option becomes first exercisable in any one year for shares having an aggregate value in excess of $100,000 (based on the grant date value), the portion of the incentive stock option in respect of those excess shares will be treated as a non-qualified stock option for Federal income tax purposes. No income will be realized by a participant upon grant of an option that does not qualify as an incentive stock option (“a non-qualified stock option”). Upon the exercise of a non-qualified stock option, the participant will recognize ordinary compensation income in an amount equal to the excess, if any, of the fair market value of the underlying exercised shares over the option exercise price paid at the time of exercise, and the participant’s tax basis will equal the sum of the compensation income recognized and the exercise price. We will be able to deduct this same amount for U.S. Federal income tax purposes, but such deduction may be limited under Sections 280G and 162(m) of the Code for compensation paid to certain executives designated in those Sections. In the event of a sale of shares received upon the exercise of a non-qualified stock option, any appreciation or depreciation after the exercise date generally will be taxed as capital gain or loss and will be long-term gain or loss if the holding period for such shares is more than one year.

SARs. No income will be realized by a participant upon grant of a SAR. Upon the exercise of a SAR, the participant will recognize ordinary compensation income in an amount equal to the fair market value of the payment received in respect of the SAR. We will be able to deduct this same amount for U.S. Federal income tax purposes, but such deduction may be limited under Sections 280G and 162(m) of the Code for compensation paid to certain executives designated in those Sections.

Restricted Stock. A participant will not be subject to tax upon the grant of an award of restricted stock unless the participant otherwise elects to be taxed at the time of grant pursuant to Section 83(b) of the Code. On the date an award of restricted stock becomes transferable or is no longer subject to a substantial risk of forfeiture, the participant will have taxable compensation equal to the difference between the fair market value of the shares on that date over the amount the participant paid for such shares, if any, unless the participant made an election under Section 83(b) of the Code to be taxed at the time of grant. If the participant made an election under Section 83(b), the participant will have taxable compensation at the time of grant equal to the difference between the fair market value of the shares on the date of grant over the amount the participant paid for such shares, if any. If the election is made, the participant will not be allowed a deduction for amounts subsequently required to be returned to us. Special rules apply to the receipt and disposition of restricted shares received by officers and directors who are subject to Section 16(b) of the Exchange Act. We will be able to deduct, at the same time as it is recognized by the participant, the amount of taxable compensation to the participant for U.S. Federal income tax purposes, but such deduction may be limited under Sections 280G and 162(m) of the Code for compensation paid to certain executives designated in those Sections.

Restricted Stock Units. A participant will not be subject to tax upon the grant of a restricted stock unit award. Rather, upon the delivery of shares or cash pursuant to a restricted stock unit award, the participant will have taxable compensation equal to the fair market value of the number of shares (or the amount of cash) the participant actually receives with respect to the award. We will be able to deduct the amount of taxable compensation to the participant for U.S. Federal income tax purposes, but the deduction may be limited under Sections 280G and 162(m) of the Code for compensation paid to certain executives designated in those Sections.

Performance Shares Awards. Performance shares and performance units generally are subject to tax at the time of vesting or payment. The Company will generally have (at the time the participant recognizes income) a corresponding deduction.

Compliance with Code Section 409A. To the extent applicable, it is intended that the Amended Plan and any grants made under the Amended Plan either be exempt from, or, in the alternative, comply with the provisions of Code Section 409A, including the exceptions for stock rights and short- term deferrals. The Board intends to administer the Amended Plan and any grants made thereunder in a manner consistent with the requirements of Code Section 409A. If any provision of the Amended Plan or an award agreement needs to be revised to satisfy the requirements of Code Section 409A, then such provision will be modified or restricted to the extent necessary to be in compliance with the requirements of Code Section 409A, while attempting to maintain the same economic results as were intended under the Amended Plan and the award agreement. Further, to the extent necessary to avoid subjecting participants to interest and additional taxes under Code Section 409A, a change in control will not be deemed to occur unless and until Code Section 409A is satisfied. Any reference to Code Section 409A includes any proposed temporary or final regulations, or any other guidance, promulgated with respect to such section by the Internal Revenue Service.

Section 162(m). In general, Section 162(m) of the Code denies a publicly held corporation a deduction for U.S. Federal income tax purposes for compensation in excess of $1,000,000 per year per person to its chief executive officer and the three other officers whose compensation is required to be disclosed in its proxy statement (excluding the chief financial officer), subject to certain exceptions. The Amended Plan is intended to satisfy an exception with respect to grants of options and SARs to covered employees. In addition, the Amended Plan is designed to permit certain awards of restricted stock, restricted stock units and other awards (including cash bonus awards) to be awarded as performance compensation awards intended to qualify under the “qualified performance-based compensation” exception to Section 162(m) of the Code.

New Plan Benefits. Because the grant of awards under the Amended Plan is within the discretion of the Compensation Committee, the Company cannot determine the dollar value or number of shares of common stock that will in the future be received by or allocated to any participant in the Amended Plan. Accordingly, in lieu of providing information regarding benefits that will be received under the Amended Plan, the following table provides information concerning the benefits that were received by the following persons and groups during 2016: each named executive officer; all current executive officers, as a group; all current directors who are not executive officers, as a group; and all employees who are not executive officers, as a group.

NEW PLAN BENEFITS

Global Brass and Copper Holdings, Inc. 2013 Omnibus Equity Incentive Plan

Name and Position	Dollar Value of Performance Share Awards and Restricted Stock Awards ($)	Number of Performance Share Awards and Restricted Stock Awards	Options(1)
John J. Wasz	1,472,250	69,413	61,963
Robert T. Micchelli	374,993	17,680	15,783
William G. Toler	318,744	15,028	13,415
Devin K. Denner	329,985	15,558	13,889
Scott B. Hamilton	243,746	11,492	10,259
Executive Group	434,996	20,509	18,308
Non-Executive Director Group	—	—	—
Non-Executive Officer Employee Group	2,090,972	98,584	—

(1)	The options vest in three equal installments on each of the first, second and third anniversary of the date of grant, subject to continued employment on the applicable vesting date and shall otherwise be on terms consistent with the Amended Plan. The exercise price of the options will be equal to the closing price of the underlying share on the date the Amended Plan is approved by stockholders, which was not determinable as of when this document was filed. These options expire ten years after the respective grant date. The tax consequences of the options are detailed under the “U.S. Federal Income Tax Consequences—Options” of this proposal.

THE BOARD UNANIMOUSLY RECOMMENDS A VOTE “FOR” APPROVAL OF THE AMENDMENT AND RESTATEMENT TO THE GLOBAL BRASS AND COPPER HOLDINGS, INC. 2013 OMNIBUS EQUITY INCENTIVE PLAN.

PROXIES SOLICITED BY THE BOARD WILL BE VOTED FOR THE PROPOSAL UNLESS STOCKHOLDERS SPECIFY A CONTRARY VOTE.

ADVISORY VOTE TO APPROVE EXECUTIVE COMPENSATION SET FORTH IN THIS PROXY STATEMENT

(PROPOSAL NO. 4)

Pursuant to Section 14A of the Exchange Act, we are seeking the advisory approval by stockholders of the Company’s executive compensation program and practices as disclosed in this proxy statement. While this vote is advisory, and not binding on the Board, it will provide information to the Board and Compensation Committee regarding investor sentiment about our executive compensation programs and practices, which the Compensation Committee will carefully review when evaluating our executive compensation program. In 2014, our stockholders approved a non-binding resolution to require an advisory vote on executive compensation every year, and accordingly we have elected to provide this vote annually.

Stockholders are being asked to vote on the following advisory resolution:

“RESOLVED, that the Company’s stockholders approve, on an advisory basis, the compensation of the Company’s named executive officers, as disclosed in the 2016 proxy statement pursuant to the compensation disclosure rules of the SEC, including the Compensation Discussion and Analysis, the 2015 Summary Compensation Table and the other related tables and disclosures.”

The Company is committed to maintaining executive compensation programs and practices that are aligned with the Company’s business strategy.

We urge our stockholders to read the “Compensation Discussion and Analysis” section above, which describes in detail how our executive compensation program and practices operate and are designed to achieve our compensation objectives, as well as the accompanying compensation tables, which provide detailed information on the compensation of our named executive officers.

The affirmative vote of a majority of the shares of common stock present in person or represented by proxy and entitled to be voted on the proposal at the Annual Meeting is required for approval of this advisory resolution.

THE BOARD RECOMMENDS A VOTE “FOR” THE APPROVAL OF THE EXECUTIVE COMPENSATION SET FORTH IN THIS PROXY STATEMENT.

PROXIES SOLICITED BY THE BOARD WILL BE VOTED FOR THE APPROVAL OF EXECUTIVE COMPENSATION SET FORTH IN THIS PROXY STATEMENT UNLESS STOCKHOLDERS SPECIFY A CONTRARY VOTE.

STOCKHOLDER PROPOSALS FOR 2017 ANNUAL MEETING OF STOCKHOLDERS

Stockholders who intend to present proposals at the Company’s annual meeting of stockholders in 2017 pursuant to Rule 14a-8 under the Exchange Act must send notice of their proposal to us so that we receive it no later than December 9, 2016. Stockholders who intend to present proposals at the annual meeting of stockholders in 2017 other than pursuant to Rule 14a-8 must comply with the notice provisions in our Bylaws. The notice provisions in our Bylaws require that, for a proposal to be properly brought before the annual meeting of stockholders in 2017, proper notice of the proposal be received by us not less than 90 days nor more than 120 days prior to the first anniversary of the preceding year’s annual meeting; provided, however that in the event next year’s annual meeting is more than 30 days before or less than 70 days after such anniversary date, notice must be delivered not less than the later of 90 days prior to next year’s annual meeting or the 10th day following the day the Company first publicly announces next year’s annual meeting date. Stockholder proposals should be addressed to Global Brass and Copper Holdings, Inc., 475 N. Martingale Road Suite 1050, Schaumburg, Illinois 60173, Attention: Scott B. Hamilton, General Counsel and Corporate Secretary.

OTHER MATTERS

We know of no other matters to be submitted to the stockholders at the Annual Meeting. If any other matters properly come before the Annual Meeting, persons named in the proxy intend to vote the shares they represent in accordance with their own judgments.

Upon written request by any stockholder entitled to vote at the Annual Meeting, we will promptly furnish, without charge, a copy of the Annual Report on Form 10-K for the fiscal year ended December 31, 2015 which we filed with the SEC, including the financial statements and schedule. If the person requesting the report was not a stockholder of record on March 28, 2016, the request must contain a good faith representation that he or she was a beneficial owner of our common stock at the close of business on that date. Requests should be addressed to Global Brass and Copper Holdings, Inc., 475 N. Martingale Road Suite 1050, Schaumburg, Illinois 60173, Attention: Scott B. Hamilton, General Counsel.

YOUR VOTE IS IMPORTANT. WE URGE YOU TO VOTE TODAY BY TELEPHONE, VIA THE INTERNET OR BY SIGNING AND RETURNING A PROXY CARD BY MAIL.

By Order of the Board of Directors,

Scott B. Hamilton

General Counsel and Corporate Secretary

APPENDIX A

GLOBAL BRASS AND COPPER HOLDINGS, INC.

2013 OMNIBUS EQUITY INCENTIVE PLAN

(As Amended and Restated Effective May 26, 2016)

1. Purpose. The Global Brass and Copper Holdings, Inc. 2013 Omnibus Equity Incentive Plan (the “Plan”) was adopted by the Board of Directors of the Company and approved by the Company’s shareholders on April 10, 2013. This Plan is hereby Amended and Restated effective May 26, 2016, provided that the Company’s shareholders approve the amended and restated Plan on such date. The purpose of the Plan is to provide a means through which the Company and its Affiliates may attract and retain key personnel, including the services of experienced and knowledgeable non-executive directors, and to provide a means whereby directors, officers, employees, consultants and advisors (and prospective directors, officers, employees, consultants and advisors) of the Company and its Affiliates can acquire and maintain an equity interest in the Company, or be paid incentive compensation, including, but not limited to incentive compensation measured by reference to the value of Common Stock or the results of operations of the Company, thereby strengthening their commitment to the welfare of the Company and its Affiliates and aligning their interests with those of the Company’s shareholders. The Plan document is an omnibus document that includes, in addition to the Plan, separate sub-plans (“Sub Plans”) that permit offerings of grants to employees of certain Designated Foreign Subsidiaries. Offerings under the Sub Plans may be made in particular locations outside the United States of America and shall comply with local laws applicable to offerings in such foreign jurisdictions. The Plan shall be a separate and independent plan from the Sub Plans, but the total number of shares of Common Stock authorized to be issued under the Plan applies in the aggregate to both the Plan and the Sub Plans.

2. Definitions. The following definitions shall be applicable throughout the Plan.

(a) “Affiliate” means (i) any Person or entity that directly or indirectly controls, is controlled by or is under common control with the Company and/or (ii) to the extent provided by the Committee, any Person or entity in which the Company has a significant interest. The term “control” (including, with correlative meaning, the terms “controlled by” and “under common control with”), as applied to any Person or entity, means the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of such Person or entity, whether through the ownership of voting or other securities, by contract or otherwise.

(b) “Award” means, individually or collectively, any Incentive Stock Option, Nonqualified Stock Option, Stock Appreciation Right, Restricted Stock, Restricted Stock Unit, Other Stock-Based Award, and Performance Compensation Award granted under the Plan.

(c) “Award Agreement” means any documentation of an Award, including, without limitation, an employment agreement, notice, certificate, letter or a Board or Committee resolution, in any event, in such form (written or electronic) as determined by the Committee.

(d) “Beneficial Owner” has the meaning set forth in Rule 13d-3 promulgated under Section 13 of the Exchange Act.

(e) “Board” means the Board of Directors of the Company.

(f) “Cause” means, in the case of a particular Award, unless the applicable Award Agreement states otherwise, (i) the Company or an Affiliate having “cause” to terminate a Participant’s employment or service, as defined in any employment, consulting, change in control, severance or any other agreement between the Participant and the Company or an Affiliate in effect at the time of such termination or (ii) in the absence of any such employment, consulting, change in control, severance or other agreement (or the absence of any definition of “cause” or term of similar import therein), (A) the Participant has failed to reasonably perform his or her duties to the Company, or has failed to follow the lawful instructions of the Board or his or her direct superiors, in each case, other than as a result of his or her incapacity due to physical or mental illness or injury, and such failure has resulted in, or could reasonably be expected to result in, harm (whether financially, reputationally or otherwise) to the Company or an Affiliate, (B) the Participant has engaged in conduct harmful (whether financially, reputationally or otherwise) to the Company or an Affiliate, (C) the Participant having been convicted of, or plead guilty or no contest to, a felony or any crime involving as a material element fraud or dishonesty or moral turpitude, (D) the willful misconduct or gross neglect of the Participant that has resulted in or could reasonably be expected to result in harm (whether financially, reputationally or otherwise) to the Company or an Affiliate, (E) the willful violation by the Participant of the written policies of the Company or any of its Affiliates, that has resulted in or could reasonably be expected to result in harm (whether financially, reputationally or otherwise) to the Company or an Affiliate, (F) the Participant’s fraud or misappropriation, embezzlement or misuse of funds or property belonging to the Company (other than good faith expense account disputes), (G) the Participant’s act of personal dishonesty which involves personal profit in connection with the Participant’s employment or service with the Company or an Affiliate, or (H) the willful breach by the Participant of fiduciary duty owed to the Company or an Affiliate; provided, however, that the Participant shall be provided a ten (10) business day period to cure any of the events or occurrences described in the immediately preceding clause (A) hereof, to the extent capable of cure during such ten (10) business day period. Any determination of whether “Cause” exists shall be made by the Committee in its sole discretion.

(g) “Change in Control” shall, in the case of a particular Award, unless the applicable Award Agreement (or any employment, consulting, change in control, severance or other agreement between a Participant and the Company or an Affiliate) states otherwise, be deemed to occur upon:

(i) the acquisition by any Person of beneficial ownership (within the meaning of Rule 13d-3 promulgated under the Exchange Act) of fifty percent (50%) or more (on a fully diluted basis) of either (A) the then-outstanding shares of Common Stock, taking into account as outstanding, for this purpose, such Common Stock issuable upon the exercise of options or warrants, the conversion of convertible stock or debt, and the exercise of any similar right to acquire such Common Stock (the “Outstanding Company Common Stock”) or (B) the combined voting power of the then outstanding voting securities of the Company entitled to vote generally in the election of directors (the “Outstanding Company Voting Securities”); provided, however, that for purposes of the Plan, the following acquisitions shall not constitute a Change in Control: (I) any acquisition by the Company, or (II) any acquisition by any employee benefit plan sponsored or maintained by the Company;

(ii) individuals who, during any consecutive twelve (12) month period, constitute the Board (the “Incumbent Directors”) cease for any reason to constitute at least a majority of the Board, provided, that any person becoming a director subsequent to the date hereof, whose election or nomination for election was approved by a vote of at least two-thirds (2/3) of the Incumbent Directors then on the Board (either by a specific vote or by approval of the proxy statement of the Company in which such person is named as a nominee for director, without written objection to such nomination) shall be an Incumbent Director; provided, however, that no individual initially elected or nominated as a director of the Company as a result of an actual or threatened election contest, as such terms are used in Rule 14a-12 of Regulation 14A promulgated under the Exchange Act, with respect to directors or as a result of any other actual or threatened solicitation of proxies or consents by or on behalf of any person other than the Board shall be deemed to be an Incumbent Director;

(iii) the approval by the shareholders of the Company of a plan of complete dissolution or liquidation of the Company; or

(iv) the consummation of a reorganization, recapitalization, merger, consolidation, statutory share exchange or similar form of corporate transaction involving the Company (a “Business Combination”), or sale, transfer or other disposition of all or substantially all of the business or assets of the Company to an entity that is not an Affiliate of the Company (a “Sale”), that in each case requires the approval of the Company’s shareholders (whether for such Business Combination or Sale or the issuance of securities in such Business Combination or Sale), unless immediately following such Business Combination or Sale: (A) more than fifty percent (50%) of the total voting power of (x) the entity resulting from such Business

Combination or the entity which has acquired all or substantially all of the business or assets of the Company in a Sale (in either case, the “Surviving Company”), or (y) if applicable, the ultimate parent entity that directly or indirectly has beneficial ownership of sufficient voting securities eligible to elect a majority of the board of directors (or the analogous governing body) of the Surviving Company (the “Parent Company”), is represented by the Outstanding Company Voting Securities that were outstanding immediately prior to such Business Combination or Sale (or, if applicable, is represented by shares into which the Outstanding Company Voting Securities were converted pursuant to such Business Combination or Sale), and such voting power among the holders thereof is in substantially the same proportion as the voting power of the Outstanding Company Voting Securities among the holders thereof immediately prior to the Business Combination or Sale, (B) no Person (other than any employee benefit plan sponsored or maintained by the Surviving Company or the Parent Company), is or becomes the beneficial owner, directly or indirectly, of fifty percent (50%) or more of the total voting power of the outstanding voting securities eligible to elect members of the board of directors (or the analogous governing body) of the Parent Company (or, if there is no Parent Company, the Surviving Company) and (C) at least a majority of the members of the board of directors (or the analogous governing body) of the Parent Company (or, if there is no Parent Company, the Surviving Company) following the consummation of the Business Combination or Sale were Board members at the time of the Board’s approval of the execution of the initial agreement providing for such Business Combination or Sale.

Notwithstanding the foregoing, a “Change in Control” shall not be deemed to have occurred if, immediately after the occurrence of any of the events described in clauses (i) – (iv) above, the record holders of the Common Stock of the Company immediately prior to such event or series of events continue to have substantially the same proportionate ownership in an entity which owns all or substantially all of the assets of the Company immediately following such event or series of events.

(h) “Code” means the Internal Revenue Code of 1986, as amended, and any successor thereto. Reference in the Plan to any section of the Code shall be deemed to include any regulations or other interpretative guidance under such section, and any amendments or successor provisions to such section, regulations or guidance.

(i) “Committee” means the Compensation Committee of the Board or subcommittee thereof if required with respect to actions taken to obtain the exception for “qualified performance-based compensation” under Section 162(m) of the Code or to comply with Rule 16b-3 of the Exchange Act in respect of Awards or, if no such Compensation Committee or subcommittee thereof exists, the Board.

(j) “Common Stock” means the common stock, par value $0.01 per share, of the Company (and any stock or other securities into which such common stock may be converted or into which it may be exchanged).

(k) “Company” means Global Brass and Copper Holdings, Inc., a Delaware corporation, and any successor thereto.

(l) “Date of Grant” means the date on which the granting of an Award is authorized by the Board or the Committee, or such other date as may be specified in such authorization or, if there is no such date, the date indicated on the applicable Award Agreement, provided that such date will not be earlier than the date of the Board or Committee authorization.

(m) “Designated Foreign Subsidiaries” means all Affiliates organized under the laws of any jurisdiction or country other than the United States of America that may be designated by the Board or the Committee from time to time.

(n) “Disability” means, unless an Award Agreement states otherwise, the Company or an Affiliate having cause to terminate a Participant’s employment or service on account of “disability,” as defined in any then-existing employment, consulting, change in control, severance or other agreement between the Participant and the Company or an Affiliate or, in the absence of such an employment, consulting, change in control, severance or other agreement (or in the absence of any definition of “disability” or term of similar import therein), a Participant’s total disability as defined below and (to the extent required by Section 409A of the Code) determined in a manner consistent with Section 409A of the Code and the regulations thereunder:

(i) The Participant is unable to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment that can be expected to result in death or can be expected to last for a continuous period of not less than 12 months.

(ii) A Participant will be deemed to have suffered a Disability if determined to be “totally disabled” by the Social Security Administration. In addition, the Participant will be deemed to have suffered a Disability if determined to be “disabled” in accordance with a disability insurance program maintained by the Company.

(o) “Effective Date” means May 26, 2016, provided that the Company’s shareholders approve the amended and restated Plan on such date.

(p) “Eligible Director” means a person who is (i) a “non-employee director” within the meaning of Rule 16b-3 under the Exchange Act; (ii) an “outside director” within the meaning of Section 162(m) of the Code; and (iii) an “independent director” under the rules of the NYSE or any other securities exchange or inter-dealer quotation system on which the Common Stock is listed or quoted, or a person meeting any similar requirement under any successor rule or regulation.

(q) “Eligible Person” means any (i) individual employed by the Company or an Affiliate who satisfies all of the requirements of Section 6 of the Plan; provided, however, that no such employee covered by a collective bargaining agreement shall be an Eligible Person unless and to the extent that such eligibility is set forth in such collective bargaining agreement or in an agreement or instrument relating thereto; (ii) director or officer of the Company or an Affiliate; (iii) consultant or advisor to the Company or an Affiliate who may be offered securities registrable on Form S-8 under the Securities Act; or (iv) any prospective employees, directors, officers, consultants or advisors who have accepted offers of employment or consultancy from the Company or its Affiliates (and would satisfy the provisions of clauses (i) through (iii) above once he or she begins employment with or providing services to the Company or its Affiliates).

(r) “Exchange Act” means the Securities Exchange Act of 1934, as amended, and any successor thereto. References in the Plan to any section of (or rule promulgated under) the Exchange Act shall be deemed to include any rules, regulations or other interpretative guidance under such section or rule, and any amendments or successor provisions to such section, rules, regulations or guidance.

(s) “Exercise Price” has the meaning given such term in Section 7(b) of the Plan.

(t) “Fair Market Value” means, on a given date, (i) if the Common Stock is listed on a national securities exchange, the closing sales price of the Common Stock reported on the primary exchange on which the Common Stock is listed and traded on such date, or, if there is no such sale on that date, then on the last preceding date on which such a sale was reported; (ii) if the Common Stock is not listed on any national securities exchange but is quoted in an inter-dealer quotation system on a last sale basis, the average between the closing bid price and ask price reported on such date, or, if there is no such sale on that date, then on the last preceding date on which a sale was reported; or (iii) if the Common Stock is not listed on a national securities exchange or quoted in an inter-dealer quotation system on a last sale basis, or if the Committee determines in its sole discretion that the shares of Common Stock are too thinly traded for Fair Market Value to be determined pursuant to clause (i) or (ii), the amount determined by the Committee in good faith to be the fair market value of the Common Stock.

(u) “Immediate Family Members” shall have the meaning set forth in Section 15(b) of the Plan.

(v) “Incentive Stock Option” means an Option that is designated by the Committee as an incentive stock option as described in Section 422 of the Code and otherwise meets the requirements set forth in the Plan.

(w) “Indemnifiable Person” shall have the meaning set forth in Section 4(f) of the Plan.

(x) “Negative Discretion” means the discretion authorized by the Plan to be applied by the Committee to eliminate or reduce the size of a Performance Compensation Award consistent with Section 162(m) of the Code.

(y) “Nonqualified Stock Option” means an Option that is not designated by the Committee as an Incentive Stock Option.

(z) “Non-Employee Director” means a member of the Board who is not an employee of the Company or any Affiliate.

(aa) “NYSE” means the New York Stock Exchange.

(bb) “Option” means an Award granted under Section 7 of the Plan.

(cc) “Option Period” has the meaning given such term in Section 7(c) of the Plan.

(dd) “Other Stock-Based Award” means an Award granted under Section 10 of the Plan.

(ee) “Participant” means an Eligible Person who has been selected by the Committee to participate in the Plan and to receive an Award pursuant to Section 6 of the Plan.

(ff) “Performance Compensation Award” shall mean any Award designated by the Committee as a Performance Compensation Award or a Performance Share Award pursuant to Section 11 of the Plan.

(gg) “Performance Criteria” shall mean the criterion or criteria that the Committee shall select, in accordance with Section 11(c) of the Plan, for purposes of establishing the Performance Goal(s) for a Performance Period with respect to any Performance Compensation Award under the Plan.

(hh) “Performance Formula” shall mean, for a Performance Period, the one or more objective formulae applied against the relevant Performance Goal to determine, with regard to the Performance Compensation Award of a particular Participant, whether all, some portion, or none of the Performance Compensation Award has been earned for the Performance Period.

(ii) “Performance Goals” shall mean, for a Performance Period, the one or more goals established by the Committee for the Performance Period based upon the Performance Criteria.

(jj) “Performance Period” shall mean the one or more periods of time, as the Committee may select, over which the attainment of one or more Performance Goals will be measured for the purpose of determining a Participant’s right to, and the payment of, a Performance Compensation Award.

(kk) “Permitted Transferee” shall have the meaning set forth in Section 15(b) of the Plan.

(ll) “Person” has the meaning set forth in Section 3(a)(9) of the Exchange Act, as modified and used in Sections 13(d) and 14(d) thereof, except that such term shall not include (i) the Company or any of its subsidiaries, (ii) a trustee or other fiduciary holding securities under an employee benefit plan of the Company or any of its Affiliates, (iii) an underwriter temporarily holding securities pursuant to an offering of such securities, or (iv) a corporation owned, directly or indirectly, by the shareholders of the Company in substantially the same proportions as their ownership of Common Stock of the Company.

(mm) “Plan” means the Global Brass and Copper Holdings, Inc. 2013 Omnibus Equity Incentive Plan (Amended and Restated Effective May 26, 2016), as set forth herein, as the same may be further amended, administered or interpreted from time to time.

(nn) “Released Unit” shall have the meaning assigned to it in Section 9(e)(ii) of the Plan.

(oo) “Restricted Period” means the period of time determined by the Committee during which an Award or a portion thereof is subject to restrictions or, as applicable, the period of time within which performance is measured for purposes of determining whether an Award has been earned.

(pp) “Restricted Stock” means Common Stock, subject to certain specified restrictions (including, without limitation, a requirement that the Participant remain continuously employed or provide continuous services for a specified period of time), granted under Section 9 of the Plan.

(qq) “Restricted Stock Unit” means an unfunded and unsecured promise to deliver shares of Common Stock, cash, other securities or other property, subject to certain restrictions (including, without limitation, a requirement that the Participant remain continuously employed or provide continuous services for a specified period of time), granted under Section 9(c) of the Plan.

(rr) “SAR Period” has the meaning given such term in Section 8(c) of the Plan.

(ss) “Securities Act” means the Securities Act of 1933, as amended, and any successor thereto. Reference in the Plan to any section of (or rule promulgated under) the Securities Act shall be deemed to include any rules, regulations or other interpretative guidance under such section or rule, and any amendments or successor provisions to such section, rules, regulations or guidance.

(tt) “Stock Appreciation Right” or “SAR” means an Award granted under Section 8 of the Plan.

(uu) “Substitute Award” has the meaning given such term in Section 5(f) of the Plan.

(vv) “Sub Plans” has the meaning given such term in Section 1 of the Plan.

3. Effective Date; Duration. The Plan shall be effective as of the Effective Date. The expiration date of the Plan, on and after which date no Awards may be granted hereunder, shall be the tenth anniversary of the Effective Date; provided, however, that such expiration shall not affect Awards then outstanding, and the terms and conditions of the Plan shall continue to apply to such Awards.

4. Administration.

(a) The Committee shall administer the Plan. The majority of the members of the Committee shall constitute a quorum. The acts of a majority of the members present at any meeting at which a quorum is present or acts approved in writing by a majority of the Committee shall be deemed the acts of the Committee. To the extent required to comply with the provisions of Rule 16b-3 promulgated under the Exchange Act (if the Board is not acting as the Committee under the Plan) or necessary to obtain the exception for “qualified performance-based compensation” under Section 162(m) of the Code, or any exception or exemption under the rules of the NYSE or any other securities exchange or inter-dealer quotation system on which the Common Stock is listed or quoted, as applicable, it is intended that each member of the Committee shall, at the time he or she takes any action with respect to an Award under the Plan, be an Eligible Director. However, the fact that a Committee member shall fail to qualify as an Eligible Director shall not invalidate any Award granted or action taken by the Committee that is otherwise validly granted or taken under the Plan.

(b) Subject to the provisions of the Plan and applicable law, the Committee shall have the sole and plenary authority, in addition to other express powers and authorizations conferred on the Committee by the Plan, to: (i) designate Participants; (ii) determine the type or types of Awards to be granted to a Participant; (iii) determine the number of shares of Common Stock to be covered by, or with respect to which payments, rights, or other matters are to be calculated in connection with, Awards; (iv) determine the terms and conditions of any Award; (v) determine whether, to what extent, and under what circumstances Awards may be settled or exercised in cash, shares of Common Stock, other securities, other Awards or other property, or canceled, forfeited, or suspended, and the method or methods by which Awards may be settled, exercised, canceled, forfeited, or suspended; (vi) determine whether, to what extent, and under what circumstances the delivery of cash, Common Stock, other securities, other Awards or other property and other amounts payable with respect to an Award shall be deferred either automatically or at the election of the Participant or of the Committee; (vii) interpret, administer, reconcile any inconsistency in, correct any defect in and/or supply any omission in the Plan and any instrument or agreement relating to, or Award granted under, the Plan; (viii) establish, amend, suspend, or waive any rules and regulations and appoint such agents as the Committee shall deem appropriate for the proper administration of the Plan; (ix) accelerate the vesting, delivery or exercisability of, payment for or lapse of restrictions on, or waive any condition in respect of, Awards, including but not limited to in connection with a Change in Control and/or termination of a Participant’s service of employment; and (x) make any other determination and take any other action that the Committee deems necessary or desirable for the administration of the Plan or to comply with any applicable law, including Section 162(m) of the Code and the Treasury Regulations promulgated thereunder.

(c) Except to the extent prohibited by applicable law or the applicable rules and regulations of any securities exchange or inter-dealer quotation system on which the Common Stock is listed or quoted, the Committee may allocate all or any portion of its responsibilities and powers to any one or more of its members and may delegate all or any part of its responsibilities and powers to any person or persons selected by it. Any such allocation or delegation may be revoked by the Committee at any time. Without limiting the generality of the foregoing, the Committee may delegate to one or more officers of the Company or any Affiliate the authority to act on behalf of the Committee with respect to any matter, right, obligation, or election which is the responsibility of or which is allocated to the Committee herein, and which may be so delegated as a matter of law, except for grants of Awards to persons (i) who are non-employee members of the Board or otherwise are subject to Section 16 of the Exchange Act or (ii) who are, or who are reasonably expected to be, “covered employees” for purposes of Section 162(m) of the Code.

(d) The Committee shall have the authority to amend the Plan (including by the adoption of appendices or Sub Plans) and/or the terms and conditions relating to an Award to the extent necessary to permit participation in the Plan by Eligible Persons who are located outside of the United States on terms and conditions comparable to those afforded to Eligible Persons located within the United States; provided, however, that no such action shall be taken without shareholder approval if such approval is necessary to comply with any tax or regulatory requirement applicable to the Plan (including as necessary to prevent the Company from being denied a tax deduction on account of Section 162(m) of the Code).

(e) Unless otherwise expressly provided in the Plan, all designations, determinations, interpretations, and other decisions under or with respect to the Plan or any Award or any documents evidencing Awards granted pursuant to the Plan shall be within the sole discretion of the Committee, may be made at any time and shall be final, conclusive and binding upon all persons or entities, including, without limitation, the Company, any Affiliate, any Participant, any holder or beneficiary of any Award, and any shareholder of the Company.

(f) No member of the Board, the Committee or any employee or agent of the Company (each such person, an “Indemnifiable Person”) shall be liable for any action taken or omitted to be taken or any determination made with respect to the Plan or any Award hereunder (unless constituting fraud or a willful criminal act or omission). Each Indemnifiable Person shall be indemnified and held harmless by the Company against and from any loss, cost, liability, or expense (including attorneys’ fees) that may be imposed upon or incurred by such Indemnifiable Person in connection with or resulting from any action, suit or proceeding to which such Indemnifiable Person may be a party or in which such Indemnifiable Person may be involved by reason of any action taken or omitted to be taken or determination made under the Plan or any Award Agreement and against and from any and all amounts paid by such Indemnifiable Person with the Company’s approval (not to be unreasonably withheld), in settlement thereof, or paid by such Indemnifiable Person in satisfaction of any judgment in any such action, suit or proceeding against such Indemnifiable Person, and the Company shall advance to such Indemnifiable Person any such expenses promptly upon written request (which request shall include an undertaking by the Indemnifiable Person to repay the amount of such advance if it shall ultimately be determined as provided below that the Indemnifiable Person is not entitled to be indemnified); provided that the Company shall have the right, at its own expense, to assume and defend any such action, suit or proceeding and once the Company gives notice of its intent to assume the defense, the Company shall have sole control over such defense with counsel of recognized standing of the Company’s choice. The foregoing right of indemnification shall not be available to an Indemnifiable Person to the extent that a final judgment or other final adjudication (in either case not subject to further appeal) binding upon such Indemnifiable Person determines that the acts or omissions or determinations of such Indemnifiable Person giving rise to the indemnification claim resulted from such Indemnifiable Person’s fraud or willful criminal act or omission or that such right of indemnification is otherwise prohibited by law or by the Company’s Certificate of Incorporation or Bylaws. The foregoing right of indemnification shall not be exclusive of or otherwise supersede any other rights of indemnification to which such Indemnifiable Persons may be entitled under the Company’s Certificate of Incorporation or Bylaws, as a matter of law, individual indemnification agreement or contract or otherwise, or any other power that the Company may have to indemnify such Indemnifiable Persons or hold them harmless.

(g) Notwithstanding anything to the contrary contained in the Plan, the Board may, in its sole discretion, at any time and from time to time, grant Awards and administer the Plan with respect to such Awards. Any such actions by the Board shall be subject to the applicable rules of the NYSE or any other securities exchange or inter-dealer quotation system on which the Common Stock is listed or quoted. In any such case, the Board shall have all the authority granted to the Committee under the Plan.

5. Grant of Awards; Shares Subject to the Plan; Limitations; Minimum Vesting.

(a) The Committee may, from time to time, grant Options, Stock Appreciation Rights, Restricted Stock, Restricted Stock Units, Other Stock-Based Awards, and/or Performance Compensation Awards to one or more Eligible Persons.

(b) Awards granted under the Plan shall be subject to the following limitations:

(i) Subject to Section 12 of the Plan and Section 5(e) below, the maximum number of shares of Common Stock reserved for issuance and deliverable in the aggregate pursuant to Awards granted under the Plan shall be equal to the sum of (A) 2,250,000 shares of Common Stock, plus (B) shares of Common Stock approved under the Plan prior to Effective Date, but not issued or delivered prior to the Effective Date, plus (C) any shares of Common Stock that are subject to outstanding equity awards under the Plan, which are canceled, expired, forfeited, settled in cash or otherwise terminated without delivery of shares of Common Stock thereunder (collectively, the “Authorized Shares”).

(ii) Subject to Section 12 of the Plan, (A) no more than 200,000 shares of Common Stock may be subject to grants of Options or SARs under the Plan to any single Participant during any calendar year; (B) no more than 1,000,000 shares of Common Stock may be subject to grants of Options or SARs under the Plan; (C) no more than 100,000 shares of Common Stock may be delivered pursuant to the exercise of Incentive Stock Options granted under the Plan; (D) no more than 300,000 shares of Common Stock may be granted to any single Participant for a single fiscal year, (E) no more than 300,000 shares of Common Stock may be delivered in respect of Performance Compensation Awards denominated in shares of Common Stock granted pursuant to Section 11 of the Plan to any single Participant for a single fiscal year, or in the event such Performance Compensation Award is paid in cash, other securities, other Awards or other property, no more than the Fair Market Value of 350,000 shares of Common Stock on the last day of the

Performance Period to which such Award relates; and (F) the maximum amount that can be paid to any single Participant for a single fiscal year pursuant to a Performance Compensation Award denominated in cash described in Section 11(a) of the Plan shall be $10,000,000.

(iii) Notwithstanding Section 5(b)(ii) of the Plan, no Non-Employee Director may receive in any calendar year Common Stock-denominated Awards with an aggregate grant date Fair Market Value greater than $300,000, whether such Awards are settled in cash or in shares of Common Stock; provided, however, that the foregoing limit shall not apply to any Awards a Non-Employee Director elects to receive at Fair Market Value in lieu of all or a portion of such Non-Employee Director’s retainer.

(c) Except with respect to a maximum of five percent (5%) of the Authorized Shares, as may be adjusted pursuant to Section 12 of the Plan, no Award Agreement may provide for vesting sooner than twelve (12) months from the Date of Grant or, with respect to Performance Awards, may be subject to a Performance Period that is less than twelve (12) months.

(d) Shares of Common Stock shall be deemed to have been used in settlement of Awards whether or not they are actually delivered or the Fair Market Value equivalent of such shares is paid in cash; provided, however, that if shares of Common Stock issued upon exercise, vesting or settlement of an Award, or shares of Common Stock owned by a Participant that are surrendered or tendered to the Company (either directly or by means of attestation) in payment of the Exercise Price of an Award or any taxes required to be withheld in respect of an Award, in each case, in accordance with the terms and conditions of the Plan and any applicable Award Agreement, such surrendered or tendered shares shall again become available for other Awards under the Plan; provided, further, that in no event shall such shares increase the number of shares of Common Stock that may be delivered pursuant to Incentive Stock Options granted under the Plan. In accordance with (and without limitation upon) the preceding sentence, if and to the extent all or any portion of an Award under the Plan expires, terminates or is canceled or forfeited for any reason whatsoever without the Participant having received any benefit therefrom, the shares of Common Stock covered by such Award or portion thereof shall again become available for other Awards under the Plan. For purposes of the foregoing sentence, a Participant shall not be deemed to have received any “benefit” (i) in the case of forfeited Restricted Stock by reason of having enjoyed voting rights and dividend rights prior to the date of forfeiture or (ii) in the case of an Award canceled by reason of a new Award being granted in substitution therefor.

(e) Shares of Common Stock delivered by the Company in settlement of Awards may be authorized and unissued shares, shares held in the treasury of the Company, shares purchased on the open market or by private purchase, or a combination of the foregoing.

(f) Subject to Section 14(b) of the Plan, Awards may, in the sole discretion of the Committee, be granted under the Plan in assumption of, or in substitution for, outstanding awards previously granted by the Company or any Affiliate or an entity directly or indirectly acquired by the Company or with which the Company combines (“Substitute Awards”). The number of shares of Common Stock underlying any Substitute Awards shall be counted against the aggregate number of shares of Common Stock available for Awards under the Plan; provided, however, that Substitute Awards issued in connection with the assumption of, or the substitution for outstanding awards previously granted by the Company or any Affiliate, or by an entity that is acquired by the Company or any Affiliate through a merger or acquisition, shall not be counted against the aggregate number of shares of Common Stock available for Awards under the Plan; provided, further, that Substitute Awards issued in connection with the assumption of, or in substitution for, outstanding options intended to qualify as “incentive stock options” within the meaning of Section 422 of the Code that were previously granted by an entity that is acquired by the Company or any Affiliate through a merger or acquisition shall be counted against the aggregate number of shares of Common Stock available for Awards of Incentive Stock Options under the Plan. Subject to applicable stock exchange requirements, available shares under a stockholder approved plan of an entity directly or indirectly acquired by the Company or with which the Company combines (as appropriately adjusted to reflect the acquisition or combination transaction) may be used for Awards under the Plan and shall not reduce the number of shares of Common Stock available for delivery under the Plan.

6. Eligibility. Participation shall be limited to Eligible Persons who have entered into an Award Agreement or who have received written notification from the Committee, or from a person designated by the Committee, that they have been selected to participate in the Plan.

7. Options.

(a) Generally. Each Option granted under the Plan shall be evidenced by an Award Agreement. Each Option so granted shall be subject to the conditions set forth in this Section 7, and to such other conditions not inconsistent with the Plan as may be reflected in the applicable Award Agreement. All Options granted under the Plan shall be Nonqualified Stock Options unless the applicable Award Agreement expressly states that the Option is intended to be an Incentive Stock Option. Incentive Stock Options shall be granted only to Eligible Persons who are employees of the Company and its Affiliates, and no Incentive Stock Option shall be granted to any Eligible Person who is ineligible to receive an Incentive Stock Option under the Code. No Option shall be treated as an Incentive Stock Option unless the Plan has been approved by the shareholders of the Company in a manner intended to comply with the shareholder approval requirements of Section 422(b)(1) of the Code, provided that any Option intended to be an Incentive Stock Option shall not fail to be effective solely on account of a failure to obtain such approval, but rather such Option shall be treated as a Nonqualified Stock Option unless and until such approval is obtained. In the case of an Incentive Stock Option, the terms and conditions of such grant shall be subject to and comply with such rules as may be prescribed by Section 422 of the Code. If for any reason an Option intended to be an Incentive Stock Option (or any portion thereof) shall not qualify as an Incentive Stock Option, then, to the extent of such non-qualification, such Option or portion thereof shall be regarded as a Nonqualified Stock Option appropriately granted under the Plan.

(b) Exercise Price. Except as otherwise provided by the Committee in the case of Substitute Awards, the Exercise Price per share of Common Stock for each Option shall not be less than one-hundred percent (100%) of the Fair Market Value of such share (determined as of the Date of Grant or, in the case of Options contingent on shareholder approval of the Plan, the date of the lapse of the contingency); provided, however, that in the case of an Incentive Stock Option granted to an employee who, at the time of the grant of such Option, owns stock representing more than ten percent (10%) of the voting power of all classes of stock of the Company or any Affiliate, the Exercise Price per share shall be no less than one-hundred ten percent (110%) of the Fair Market Value per share on the Date of Grant. Any modification to the Exercise Price of an outstanding Option shall be subject to the prohibition on repricing set forth in Section 14(b) of the Plan.

(c) Vesting and Expiration. Options shall vest and become exercisable in such manner and on such date or dates as determined by the Committee and shall expire after such period, not to exceed ten (10) years, as may be determined by the Committee (the “Option Period”); provided, that if the Option Period (other than in the case of an Incentive Stock Option) would expire at a time when trading in the shares of Common Stock is prohibited by the Company’s insider trading policy (or Company-imposed “blackout period”), the Option Period shall be automatically extended until the thirtieth (30th) calendar day following the expiration of such prohibition (so long as such extension shall not violate Section 409A of the Code); provided, however, that in no event shall the Option Period exceed five (5) years from the Date of Grant in the case of an Incentive Stock Option granted to a Participant who on the Date of Grant owns stock representing more than ten percent (10%) of the voting power of all classes of stock of the Company or any Affiliate; provided, further, that notwithstanding any vesting or exercisability dates set by the Committee, the Committee may, in its sole discretion, accelerate the vesting and/or exercisability of any Option, which acceleration shall not affect the terms and conditions of such Option other than with respect to vesting and/or exercisability.

(d) Other Terms and Conditions. Except as specifically provided otherwise in an Award Agreement, each Option granted under the Plan shall be subject to the following terms and conditions:

(i) Each Option or portion thereof that is exercisable shall be exercisable for the full amount or for any part thereof.

(ii) Each share of Common Stock purchased through the exercise of an Option shall be paid for in full at the time of the exercise. Each Option shall cease to be exercisable, as to any share, when the Participant purchases the share or when the Option expires.

(iii) Subject to Section 15(b) of the Plan, Options shall not be transferable by the Participant except by will or the laws of descent and distribution and shall be exercisable during the Participant’s lifetime only by the Participant.

(iv) At the time of any exercise of an Option, the Committee may, in its sole discretion, require a Participant to deliver to the Committee a written representation that the shares of Common Stock to be acquired upon such exercise are to be acquired for investment and not for resale or with a view to the distribution thereof. Upon such a request by the Committee, delivery of such representation prior to the delivery of any shares issued upon exercise of an Option shall be a condition precedent to the right of the Participant or such other person to purchase any shares. In the event certificates for shares are delivered under the Plan with respect to which such investment representation has been obtained, the Committee may cause a legend or legends to be placed on such certificates to make appropriate reference to such representation and to restrict transfer in the absence of compliance with applicable federal or state securities laws.

(e) Method of Exercise and Form of Payment. No shares of Common Stock shall be delivered pursuant to any exercise of an Option until payment in full of the Exercise Price therefor is received by the Company and the Participant has paid to the Company an amount equal to any Federal, state, local and non-U.S. income and employment taxes required to be withheld. Options which have become exercisable may be exercised by delivery of written or electronic notice of exercise to the Company or its designee (including a third party administrator), or telephonic instructions to the extent provided by the Committee, in accordance with the terms of the Option accompanied by payment of the Exercise Price. The Exercise Price and all applicable required withholding taxes shall be payable (i) in cash, check, cash equivalent and/or shares of Common Stock valued at the Fair Market Value at the time the Option is exercised (including, pursuant to procedures approved by the Committee, by means of attestation of ownership of a sufficient number of shares of Common Stock in lieu of actual delivery of such shares to the Company); provided, that such shares of Common Stock are not subject to any pledge or other security interest; (ii) by such other method as the Committee may permit in its sole discretion, including without limitation: (A) in other property having a fair market value on the date of exercise equal to the Exercise Price and all applicable required withholding taxes or (B) if there is a public market for the shares of Common Stock at such time, by means of a broker-assisted “cashless exercise” pursuant to which the Company is delivered (including telephonically to the extent permitted by the Committee) a copy of irrevocable instructions to a stockbroker to sell the shares of Common Stock otherwise deliverable upon the exercise of the Option and to deliver promptly to the Company an amount equal to the Exercise Price and all applicable required withholding taxes or (C) by means of a “net exercise” procedure effected by withholding the minimum number of shares of Common Stock otherwise deliverable in respect of an Option that are needed to pay for the Exercise Price and all applicable required withholding taxes. Notwithstanding the foregoing, if on the last day of the Option Period, the Fair Market Value exceeds the Exercise Price, the Participant has not exercised the Option, and the Option has not expired, such Option shall be deemed to have been exercised by the Participant on such last day by means of a “net exercise” procedure described above. Any fractional shares of Common Stock shall be settled in cash.

(f) Notification upon Disqualifying Disposition of an Incentive Stock Option. Each Participant awarded an Incentive Stock Option under the Plan shall notify the Company in writing immediately after the date he makes a disqualifying disposition of any Common Stock acquired pursuant to the exercise of such Incentive Stock Option. A disqualifying disposition is any disposition (including, without limitation, any sale) of such Common Stock before the later of (A) two (2) years after the Date of Grant of the Incentive Stock Option or (B) one (1) year after the date of exercise of the Incentive Stock Option. The Company may, if determined by the Committee and in accordance with procedures established by the Committee, retain possession, as agent for the applicable Participant, of any Common Stock acquired pursuant to the exercise of an Incentive Stock Option until the end of the period described in the preceding sentence, subject to complying with any instruction from such Participant as to the sale of such Common Stock.

(g) Compliance With Laws, Etc. Notwithstanding the foregoing, in no event shall a Participant be permitted to exercise an Option in a manner which the Committee determines would violate the Sarbanes-Oxley Act of 2002, or any other applicable law or the applicable rules and regulations of the Securities and Exchange Commission or the applicable rules and regulations of any securities exchange or inter-dealer quotation system on which the Common Stock of the Company is listed or quoted.

(h) Incentive Stock Option Grants to 10% Shareholders. Notwithstanding anything to the contrary in this Section 7, if an Incentive Stock Option is granted to a Participant who owns stock representing more than ten percent (10%) of the voting power of all classes of stock of the Company or of a Subsidiary or a parent of the Company, the Option Period shall not exceed five (5) years from the Date of Grant of such Option and the Option Price shall be at least one-hundred ten percent (110%) of the Fair Market Value (on the Date of Grant) of the shares of Common Stock subject to the Option.

(i) $100,000 Per Year Limitation for Incentive Stock Options. To the extent the aggregate Fair Market Value (determined as of the Date of Grant) of shares of Common Stock for which Incentive Stock Options are exercisable for the first time by any Participant during any calendar year (under all plans of the Company) exceeds $100,000, such excess Incentive Stock Options shall be treated as Nonqualified Stock Options.

8. Stock Appreciation Rights.

(a) Generally. Each SAR granted under the Plan shall be evidenced by an Award Agreement. Each SAR so granted shall be subject to the conditions set forth in this Section 8, and to such other conditions not inconsistent with the Plan as may be reflected in the applicable Award Agreement. Any Option granted under the Plan may include tandem SARs. The Committee also may award SARs to Eligible Persons independent of any Option.

(b) Exercise Price. Except as otherwise provided by the Committee in the case of Substitute Awards, the Exercise Price per share of Common Stock for each SAR shall not be less than one-hundred percent (100%) of the Fair Market Value of such share (determined as of the Date of Grant). Notwithstanding the foregoing, a SAR granted in tandem with (or in substitution for) an Option previously granted shall have an Exercise Price equal to the Exercise Price of the corresponding Option. Any modification to the Exercise Price of an outstanding SAR shall be subject to the prohibition on repricing set forth in Section 14(b) of the Plan.

(c) Vesting and Expiration. A SAR granted in connection with an Option shall become exercisable and shall expire according to the same vesting schedule and expiration provisions as the corresponding Option. A SAR granted independent of an Option shall vest and become exercisable and shall expire in such manner and on such date or dates determined by the Committee and shall expire after such period, not to exceed ten (10) years, as may be determined by the Committee (the “SAR Period”); provided, however, that notwithstanding any vesting or exercisability dates set by the Committee, the Committee may, in its sole discretion, accelerate the vesting and/or exercisability of any SAR, which acceleration shall not affect the terms and conditions of such SAR other than with respect to vesting and/or exercisability. If the SAR Period would expire at a time when trading in the shares of Common Stock is prohibited by the Company’s insider trading policy (or the Company-imposed “blackout period”), the SAR Period shall be automatically extended until the thirtieth (30th) day following the expiration of such prohibition (so long as such extension shall not violate Section 409A of the Code).

(d) Method of Exercise. SARs which have become exercisable may be exercised by delivery of written (or electronic notice or telephonic instructions to the extent provided by the Committee) of exercise to the Company or its designee (including a third party administrator) in accordance with the terms of the Award, specifying the number of SARs to be exercised and the date on which such SARs were awarded. Notwithstanding the foregoing, if on the last day of the Option Period (or in the case of a SAR independent of an Option, the SAR Period), the Fair Market Value exceeds the Exercise Price, the Participant has not exercised the SAR or the corresponding Option (if applicable), and neither the SAR nor the corresponding Option (if applicable) has expired, such SAR shall be deemed to have been exercised by the Participant on such last day and the Company shall make the appropriate payment therefor.

(e) Payment. Upon the exercise of a SAR, the Company shall pay to the Participant an amount equal to the number of shares subject to the SAR that are being exercised multiplied by the excess, if any, of the Fair Market Value of one (1) share of Common Stock on the exercise date over the Exercise Price, less an amount equal to any Federal, state, local and non-U.S. income and employment taxes required to be withheld. The Company shall pay such amount in cash, in shares of Common Stock valued at Fair Market Value, or any combination thereof, as determined by the Committee. Any fractional shares of Common Stock shall be settled in cash.

(f) Substitution of SARs for Nonqualified Stock Options. The Committee shall have the authority in its sole discretion to substitute, without the consent of the affected Participant or any holder or beneficiary of SARs, SARs settled in shares of Common Stock (or settled in shares or cash in the sole discretion of the Committee) for outstanding Nonqualified Stock Options, provided that (i) the substitution shall not otherwise result in a modification of the terms of any such Nonqualified Stock Option, (ii) the number of shares of Common Stock underlying the substituted SARs shall be the same as the number of shares of Common Stock underlying such Nonqualified Stock Options and (iii) the Exercise Price of the substituted SARs shall be equal to the Exercise Price of such Nonqualified Stock Options; provided, however, that if, in the opinion of the Company’s independent public auditors, the foregoing provision creates adverse accounting consequences for the Company, such provision shall be considered null and void.

9. Restricted Stock and Restricted Stock Units.

(a) Generally. Each grant of Restricted Stock and Restricted Stock Units shall be evidenced by an Award Agreement. Each Restricted Stock and Restricted Stock Unit grant shall be subject to the conditions set forth in this Section 9, and to such other conditions not inconsistent with the Plan as determined by the Committee and may be reflected in the applicable Award Agreement. The Committee shall establish restrictions applicable to such Restricted Stock and Restricted Stock Units, including the Restricted Period, and the time or times at which Restricted Stock or Restricted Stock Units shall be granted or become vested. The Committee may in its sole discretion accelerate the vesting and/or the lapse of any or all of the restrictions on the Restricted Stock and Restricted Stock Units which acceleration shall not affect any other terms and conditions of such Awards.

(b) Stock Certificates; Escrow or Similar Arrangement. Upon the grant of Restricted Stock, the Committee shall cause share(s) of Common Stock to be registered in the name of the Participant and held in book-entry form subject to the Company’s directions and, if the Committee determines that the Restricted Stock shall be held by the Company or in escrow rather than delivered to the Participant pending vesting and the release of the applicable restrictions, the Committee may require the Participant to additionally execute and deliver to the Company (i) an escrow agreement satisfactory to the Committee, if applicable, and (ii) the appropriate stock power (endorsed in blank) with respect to the Restricted Stock covered by such agreement. If a Participant shall fail to execute and deliver (in a manner permitted under Section 15(a) of the Plan or as otherwise determined by the Committee) an agreement evidencing an Award of Restricted Stock and, if applicable, an escrow agreement and blank stock power within the amount of time specified by the Committee, the Award shall be null and void. Subject to the restrictions set forth in this Section 9 and the applicable Award Agreement, the Participant generally shall have the rights and privileges of a shareholder as to such Restricted Stock, including without limitation the right to vote such Restricted Stock; provided that any dividends payable on such shares of Restricted Stock shall be held by the Company and delivered (without interest) to the Participant within fifteen (15) calendar days following the date on which the restrictions on such Restricted Stock lapse (and the right to any such accumulated dividends shall be forfeited upon the forfeiture of the Restricted Stock to which such dividends relate). The Committee shall also be permitted to cause a stock certificate registered in the name of the Participant to be issued. To the extent shares of Restricted Stock are forfeited, any stock certificates issued to the Participant evidencing such shares shall be returned to the Company, and all rights of the Participant to such shares and as a shareholder with respect thereto shall terminate without further obligation or action on the part of the Company.

(c) Restricted Stock Units. No shares shall be issued at the time an Award of Restricted Stock Units is made, and the Company will not be required to set aside a fund for the payment of any such Award. At the discretion of the Committee, each Restricted Stock Unit (representing one (1) share of Common Stock) awarded to a Participant may be credited with cash and stock dividends paid in respect of one (1) share of Common Stock (“Dividend Equivalents”). Subject to Section 15(c) of the Plan, at the discretion of the Committee, Dividend Equivalents may be either currently paid to the Participant or withheld by the Company for the Participant’s account. Dividend Equivalents credited to a Participant’s account and attributable to any particular Restricted Stock Unit (and earnings thereon, if applicable) shall be distributed to the Participant upon settlement of such Restricted Stock Unit and, if such Restricted Stock Unit is forfeited, the Participant shall have no right to such Dividend Equivalents.

(d) Restrictions; Forfeiture.

(i) Restricted Stock awarded to a Participant shall be subject to forfeiture until the expiration of the Restricted Period and the attainment of any other vesting criteria established by the Committee, and to the following provisions in addition to such other terms and conditions as may be set forth in the applicable Award Agreement: (A) if an escrow arrangement is used, the Participant shall not be entitled to delivery of the stock certificate; and (B) the shares shall be subject to the restrictions on transferability set forth in the Award Agreement. In the event of any forfeiture, the stock certificates shall be returned to the Company, and all rights of the Participant to such shares and as a shareholder shall terminate without further action or obligation on the part of the Company.

(ii) Restricted Stock Units awarded to any Participant shall be subject to forfeiture until the expiration of the Restricted Period and the attainment of any other vesting criteria established by the Committee, and to such other terms and conditions as may be set forth in the applicable Award Agreement. In the event of any forfeiture, all rights of the Participant to such Restricted Stock Units shall terminate without further action or obligation on the part of the Company.

(iii) The Committee shall have the authority to remove any or all of the restrictions on Awards of Restricted Stock and Restricted Stock Units whenever it may determine that, by reason of changes in applicable laws or other changes in circumstances arising after the date of the Restricted Stock Award or Restricted Stock Unit Award, such action is appropriate.

(e) Delivery of Restricted Stock and Settlement of Restricted Stock Units.

(i) Upon the expiration of the Restricted Period with respect to any shares of Restricted Stock and the attainment of any other vesting criteria established by the Committee, the restrictions set forth in the applicable Award Agreement shall be of no further force or effect with respect to such shares, except as set forth in the applicable Award Agreement. If an escrow arrangement is used, upon such expiration, the Company shall deliver to the Participant, or his or her beneficiary, without charge a notice evidencing a book entry notation (or, if applicable, the stock certificate) evidencing the shares of Restricted Stock which have not then been forfeited and with respect to which the Restricted Period has expired (rounded down to the nearest full share). Dividends, if any, that may have been withheld by the Committee and attributable to any particular share of Restricted Stock shall be distributed to the Participant in cash or, at the sole discretion of the Committee, in shares of Common Stock having a Fair Market Value (on the date of distribution) equal to the amount of such dividends, upon the release of restrictions on such share and, if such share is forfeited, the Participant shall have no right to such dividends.

(ii) Unless otherwise provided by the Committee in an Award Agreement, upon the expiration of the Restricted Period and the attainment of any other vesting criteria established by the Committee, with respect to any outstanding Restricted Stock Units, the Company shall deliver to the Participant, or his or her beneficiary, without charge, one (1) share of Common Stock (or other securities or other property, as applicable) for each such outstanding Restricted Stock Unit which has not then been forfeited and with respect to which the Restricted Period has expired and any other such vesting criteria are attained (“Released Unit”); provided, however, that the Committee may, in its sole discretion, elect to (i) pay cash or part cash and part Common Stock in lieu of delivering only shares of Common Stock in respect of such

Released Units or (ii) defer the delivery of Common Stock (or cash or part Common Stock and part cash, as the case may be) beyond the expiration of the Restricted Period if such extension would not cause adverse tax consequences under Section 409A of the Code. If a cash payment is made in lieu of delivering shares of Common Stock, the amount of such payment shall be equal to the Fair Market Value of the Common Stock as of the date on which the Restricted Period lapsed with respect to such Restricted Stock Units, less an amount equal to any Federal, state, local and non-U.S. income and employment taxes required to be withheld. To the extent provided in an Award Agreement, the holder of outstanding Released Units shall be entitled to be credited with Dividend Equivalent payments (upon the payment by the Company of dividends on shares of Common Stock) either in cash or, at the sole discretion of the Committee, in shares of Common Stock having a Fair Market Value equal to the amount of such dividends (without interest), which accumulated Dividend Equivalents shall be payable at the same time as the underlying Restricted Stock Units are settled following the release of restrictions on such Restricted Stock Units, and, if such Restricted Stock Units are forfeited, the Participant shall have no right to such Dividend Equivalent payments.

(f) Legends on Restricted Stock. Each certificate representing Restricted Stock awarded under the Plan, if any, shall bear a legend substantially in the form of the following in addition to any other information the Company deems appropriate until the lapse of all restrictions with respect to such Common Stock:

TRANSFER OF THIS CERTIFICATE AND THE SHARES REPRESENTED HEREBY IS RESTRICTED PURSUANT TO THE TERMS OF THE GLOBAL BRASS AND COPPER HOLDINGS, INC. 2013 OMNIBUS EQUITY INCENTIVE PLAN (AMENDED AND RESTATED EFFECTIVE MAY 26, 2016) AND A RESTRICTED STOCK AWARD AGREEMENT, DATED AS OF             , BETWEEN GLOBAL BRASS AND COPPER HOLDINGS, INC. AND             . A COPY OF SUCH PLAN AND AWARD AGREEMENT IS ON FILE AT THE PRINCIPAL EXECUTIVE OFFICES OF GLOBAL BRASS AND COPPER HOLDINGS, INC.

10. Other Stock-Based Awards. The Committee may issue unrestricted Common Stock, rights to receive grants of Awards at a future date, other Awards denominated in Common Stock (including, without limitation, performance shares or performance units), or Awards that provide for cash payments based in whole or in part on the value or future value of shares of Common Stock under the Plan to Eligible Persons, alone or in tandem with other Awards, in such amounts as the Committee shall from time to time in its sole discretion determine. Each Other Stock-Based Award granted under the Plan shall be evidenced by an Award Agreement. Each Other Stock-Based Award so granted shall be subject to such conditions not inconsistent with the Plan as may be reflected in the applicable Award Agreement including, without limitation, the payment by the Participant of the Fair Market Value of such shares of Common Stock on the Date of Grant.

11. Performance Compensation Awards.

(a) Generally. The Committee shall have the authority, at or before the time of grant of any Award described in Sections 7 through 10 of the Plan, to designate such Award as a Performance Share Award or a Performance Compensation Award and to provide that such Award is intended to be “qualified performance-based compensation” under Section 162(m) of the Code. In addition, the Committee shall have the authority to make an award of a cash bonus to any Participant and designate such Award as a Performance Compensation Award intended to qualify as “performance-based compensation” under Section 162(m) of the Code. Notwithstanding anything in the Plan to the contrary, (i) any Award to a Participant who is a “covered employee” (within the meaning of Section 162(m) of the Code) for a fiscal year that satisfies the requirements of this Section 11 may be treated as a Performance Compensation Award in the absence of any such Committee designation, and (ii) if the Company determines that a Participant who has been granted an Award designated as a Performance Compensation Award is not (or is no longer) a “covered employee” (within the meaning of Section 162(m) of the Code), the terms and conditions of such Award may be modified without regard to any restrictions or limitations set forth in this Section 11 (but subject otherwise to the provisions of Section 14 of the Plan).

(b) Discretion of Committee with Respect to Performance Compensation Awards. With regard to a particular Performance Period, the Committee shall have sole discretion to select the length of such Performance Period, the type(s) of Performance Compensation Awards to be issued, the Performance Criteria that will be used to establish the Performance Goal(s), the kind(s) and/or level(s) of the Performance Goals(s) that is (are) to apply, and the Performance Formula. Within the first ninety (90) calendar days of a Performance Period (or, if longer or shorter, within the maximum period allowed under Section 162(m) of the Code), the Committee shall, with regard to the Performance Compensation Awards to be issued for such Performance Period, exercise its discretion with respect to each of the matters enumerated in the immediately preceding sentence and record the same in writing (which may be in the form of minutes of a meeting of the Committee).

(c) Performance Criteria. The Performance Criteria that will be used to establish the Performance Goal(s) may be based on the attainment of specific levels of performance of the Company (and/or one or more Affiliates, divisions or operational and/or business units, product lines, brands, business segments, administrative departments, units, or any combination of the foregoing) and shall be limited to the following: (i) net earnings or net income (before or after taxes); (ii) basic or diluted earnings per share (before or after taxes); (iii) net revenue or net revenue growth; (iv) gross revenue or gross revenue growth, gross profit or gross profit growth; (v) net operating income or profit (before or after taxes); (vi) return measures (including, but not limited to, return on investment or net investment, assets or net assets, capital, gross revenue or gross revenue growth, invested capital, equity, or sales); (vii) cash flow (including, but not limited to, operating cash flow, free cash flow, and cash flow return on capital), which may but are not required to be measured on a per share basis; (viii) earnings before or after taxes, interest, depreciation and/or amortization (including EBIT and EBITDA); (ix) gross or net operating margins; (x) productivity and/or utilization ratios; (xi) share price (including, but not limited to, growth measures and total shareholder return); (xii) expense targets or cost reduction goals, general and administrative expense savings; (xiii) margins; (xiv) operating efficiency; (xv) objective measures of customer satisfaction; (xvi) working capital ratios and/or targets; (xvii) measures of economic value added or other “value creation” metrics; (xviii) inventory control; (xix) enterprise or equity value; (xx) sales; (xxi) shareholder return; (xxii); client retention; (xxiii) competitive market metrics; (xxiv) employee retention; (xxv) timely completion of new product rollouts; (xxvi) timely launch of new facilities; (xxvii) objective measures of personal targets, goals or completion of projects (including but not limited to succession and hiring projects, completion of specific acquisitions, reorganizations or other corporate transactions or capital-raising transactions, expansions of specific business operations and meeting divisional or project budgets); (xxviii) system-wide revenues; (xxix) royalty income; (xxx) cost of capital, debt leverage year-end cash position or book value; (xxxi) strategic objectives, development of new product lines and related revenue, sales and margin targets, or international operations; or (xxxii) any combination of the foregoing. Any one or more of the Performance Criteria may be stated as a percentage of another Performance Criteria or a percentage of a prior period’s Performance Criteria, calculated by GAAP or non-GAAP financial measures, or used on an absolute, relative, adjusted, and/or per pound basis to measure the performance of the Company and/or one or more Affiliates as a whole or any divisions or operational and/or business units, product lines, brands, business segments, administrative departments of the Company and/or one or more Affiliates or any combination thereof, as the Committee may deem appropriate. Any of the above Performance Criteria may be compared to the performance of a group of comparator companies, or a published or special index that the Committee, in its sole discretion, deems appropriate, or as compared to various stock market indices. The Committee also has the authority to provide for accelerated vesting, delivery and exercisability of any Award based on the achievement of Performance Goals pursuant to the Performance Criteria specified in this paragraph. To the extent required under Section 162(m) of the Code, the Committee shall, within the first ninety (90) calendar days of a Performance Period (or, if longer or shorter, within the maximum period allowed under Section 162(m) of the Code), define in an objective fashion the manner of calculating the Performance Criteria it selects to use for such Performance Period.

(d) Modification of Performance Goal(s). In the event that applicable tax and/or securities laws change to permit Committee discretion to alter the governing Performance Criteria without obtaining shareholder approval of such alterations, the Committee shall have sole discretion to make such alterations without obtaining shareholder approval. Unless otherwise determined by the Committee at the time a Performance Compensation

Award is granted, the Committee is authorized at any time during the first ninety (90) calendar days of a Performance Period (or, if longer or shorter, within the maximum period allowed under Section 162(m) of the Code), or at any time thereafter to the extent the exercise of such authority at such time would not cause the Performance Compensation Awards granted to any Participant for such Performance Period to fail to be “qualified performance-based compensation” under Section 162(m) of the Code, to specify adjustments or modifications to be made to the calculation of a Performance Goal for such Performance Period, based on and in order to appropriately reflect the following events: (i) asset write-downs; (ii) litigation or claim judgments or settlements; (iii) the effect of changes in tax laws, accounting principles, or other laws or regulatory rules affecting reported results; (iv) any reorganization and restructuring programs; (v) unusual and/or infrequently occurring items, as well as any other types of nonrecurring items as described in Accounting Standards Codification Topic 225-20 (or any successor pronouncement thereto) and/or in management’s discussion and analysis of financial condition and results of operations appearing in the Company’s annual report to shareholders for the applicable year; (vi) acquisitions or divestitures; (vii) any other specific, unusual and/or infrequent events or nonrecurring events, or objectively determinable category thereof; (viii) foreign exchange gains and losses; (ix) discontinued operations and nonrecurring charges; and (x) a change in the Company’s fiscal year.

(e) Payment of Performance Compensation Awards.

(i) Condition to Receipt of Payment. Unless otherwise provided in the applicable Award Agreement or any employment, consulting, change in control, severance or other agreement between a Participant and the Company or an Affiliate, a Participant must be employed by or rendering services to the Company or an Affiliate on the last day of a Performance Period to be eligible for payment in respect of a Performance Compensation Award for such Performance Period.

(ii) Limitation. Unless otherwise provided in the applicable Award Agreement, or any employment, consulting, change in control, severance or other agreement between a Participant and the Company or an Affiliate, a Participant shall be eligible to receive payment or delivery, as applicable, in respect of a Performance Compensation Award only to the extent that: (1) the Performance Goals for such period are achieved, as determined by the Committee; and (2) all or some of the portion of such Participant’s Performance Compensation Award has been earned for the Performance Period based on the application of the Performance Formula to such achieved Performance Goals, as determined by the Committee; provided, however, that:

(A) following a Change in Control, if a Participant’s employment or service is terminated without Cause, by the Participant for Good Reason (as defined in the Participant’s employment, severance protection agreement or similar agreement, provided that if no such agreement exists or no definition of Good Reason is provided therein, then Good Reason shall not exist), or due to the Participant’s death or Disability, any requirement that the Participant remain in the employ of the Company or its Affiliates shall be waived and the Participant shall receive a payment in respect of the Performance Compensation Award following employment termination, as determined by the Committee.

(B) in the event of the Participant’s death, Disability, or retirement on or after the Participant has both attained age sixty (60) years and completed at least five (5) years of employment with or services to the Company or its Affiliates, any requirement that the Participant remain in the employ of the Company or its Affiliates shall be waived and the Participant shall receive a payment in respect of the Performance Compensation Award following employment termination, as determined by the Committee, (but not to the extent that application of this paragraph (B) would cause Section 162(m) of the Code to result in the loss of the deduction of the compensation payable in respect of such Performance Compensation Award for any Participant reasonably expected to be a “covered employee” within the meaning of Section 162(m) of the Code).

(iii) Certification. Following the completion of a Performance Period, the Committee shall review and certify in writing (which may be in the form of minutes of a meeting of the Committee) whether, and to what extent, the Performance Goals for the Performance Period have been achieved and, if so, calculate and certify in writing (which may be in the form of minutes of a meeting of the Committee) that amount of the Performance Compensation Awards earned for the period based upon the Performance Formula. The Committee shall then determine the amount of each Participant’s Performance Compensation Award actually payable for the Performance Period and, in so doing, may apply Negative Discretion.

(iv) Use of Negative Discretion. In determining the actual amount of an individual Participant’s Performance Compensation Award for a Performance Period, the Committee may reduce or eliminate the amount of the Performance Compensation Award earned under the Performance Formula in the Performance Period through the use of Negative Discretion if, in its sole judgment, such reduction or elimination is appropriate. Unless otherwise provided in the applicable Award Agreement, the Committee shall not have the discretion to (A) provide payment or delivery in respect of Performance Compensation Awards for a Performance Period if the Performance Goals for such Performance Period have not been attained; or (B) increase a Performance Compensation Award above the applicable limitations set forth in Section 5 of the Plan.

(f) Timing of Award Payments. Unless otherwise provided in the applicable Award Agreement, Performance Compensation Awards granted for a Performance Period shall be paid to Participants as soon as administratively practicable following completion of the certifications required by this Section 11. Any Performance Compensation Award that has been deferred shall not (between the date as of which the Award is deferred and the payment date) increase (i) with respect to a Performance Compensation Award that is payable in cash, by a measuring factor for each fiscal year greater than a reasonable rate of interest set by the Committee or (ii) with respect to a Performance Compensation Award that is payable in shares of Common Stock, by an amount greater than the appreciation of a share of Common Stock from the date such Award is deferred to the payment date. Unless otherwise provided in an Award Agreement, any Performance Compensation Award that is deferred and is otherwise payable in shares of Common Stock shall be credited (during the period between the date as of which the Award is deferred and the payment date) with Dividend Equivalents (in a manner consistent with the methodology set forth in the last sentence of Section 9(e)(ii) of the Plan).

12. Changes in Capital Structure and Similar Events. In the event of (i) any dividend (other than regular cash dividends) or other distribution (whether in the form of cash, shares of Common Stock, other securities or other property), recapitalization, stock split, reverse stock split, reorganization, merger, consolidation, split-up, split-off, spin-off, combination, repurchase or exchange of shares of Common Stock or other securities of the Company, issuance of warrants or other rights to acquire shares of Common Stock or other securities of the Company, or other similar corporate transaction or event (including, without limitation, a Change in Control) that affects the shares of Common Stock, or (ii) unusual and/or infrequent or nonrecurring events (including, without limitation, a Change in Control) affecting the Company, any Affiliate, or the financial statements of the Company or any Affiliate, or changes in applicable rules, rulings, regulations or other requirements of any governmental body or securities exchange or inter-dealer quotation system, accounting principles or law, such that in any case an adjustment is determined by the Committee in its sole discretion to be necessary or appropriate, then the Committee shall make any such adjustments in such manner as it may deem equitable, including without limitation any or all of the following:

(a) adjusting any or all of (A) the number of shares of Common Stock or other securities of the Company (or number and kind of other securities or other property) which may be delivered in respect of Awards or with respect to which Awards may be granted under the Plan (including, without limitation, adjusting any or all of the limitations under Section 5 of the Plan) and (B) the terms of any outstanding Award, including, without limitation, (1) the number of shares of Common Stock or other securities of the Company (or number and kind of other securities or other property) subject to outstanding Awards or to which outstanding Awards relate, (2) the Exercise Price with respect to any Award or (3) any applicable performance measures (including, without limitation, Performance Criteria, Performance Formula, and Performance Goals);

(b) providing for a substitution or assumption of Awards (or awards of an acquiring company), accelerating the delivery, vesting and/or exercisability of, lapse of restrictions and/or other conditions on, or termination of, Awards or providing for a period of time (which shall not be required to be more than ten (10) calendar days) for Participants to exercise outstanding Awards prior to the occurrence of such event (and any such Award not so exercised shall terminate upon the occurrence of such event); and

(c) cancelling any one or more outstanding Awards (or awards of an acquiring company) and causing to be paid to the holders thereof, in cash, shares of Common Stock, other securities or other property, or any combination thereof, the value of such Awards, if any, as determined by the Committee (which if applicable may be based upon the price per share of Common Stock received or to be received by other shareholders of the Company in such event), including without limitation, in the case of an outstanding Option or SAR, a cash payment in an amount equal to the excess, if any, of the Fair Market Value (as of a date specified by the Committee) of the shares of Common Stock subject to such Option or SAR over the aggregate Exercise Price of such Option or SAR, respectively (it being understood that, in such event, any Option or SAR having a per share Exercise Price equal to, or in excess of, the Fair Market Value of a share of Common Stock subject thereto may be canceled and terminated without any payment or consideration therefor); provided, however, that in the case of any “equity restructuring” (within the meaning of the Financial Accounting Standards Board Accounting Standards Codification Topic 718 (or any successor pronouncement thereto) (“ASC 718”), the Committee shall make an equitable or proportionate adjustment to outstanding Awards to reflect such equity restructuring. Except as otherwise determined by the Committee, any adjustment in Incentive Stock Options under this Section 12 (other than any cancellation of Incentive Stock Options) shall be made only to the extent not constituting a “modification” within the meaning of Section 424(h)(3) of the Code, and any adjustments under this Section 12 shall be made in a manner which does not adversely affect the exemption provided pursuant to Rule 16b-3 under the Exchange Act. The Company shall give each Participant notice (which may include by placement on the Company’s website) of an adjustment hereunder and, upon notice, such adjustment shall be conclusive and binding for all purposes.

13. Effect of Change in Control. The provisions of this Section 13 shall apply upon a Change in Control with respect to Awards granted on or after the Effective Date (for the avoidance of doubt, Awards granted prior to the Effective Date shall be governed by the terms of the Plan in effect prior to the Effective Date), except to the extent otherwise provided, by the Committee in its discretion, in an Award Agreement, or any applicable employment, consulting, change in control, severance or other agreement between a Participant and the Company or an Affiliate, or at any time prior to, coincident with, or after the effective time of a Change in Control:

(a) Upon a Change in Control, each outstanding Award may be assumed by the successor company or replaced with an award that preserves the existing value of the Award at the time of the Change in Control and shall provide for subsequent payout in accordance with the same vesting schedule applicable to the original Award; provided, however, that with respect to any Awards that are assumed or replaced, such assumed or replacement awards shall (i) be subject to “double-trigger” vesting as follows: if a Participant’s employment or service is terminated without Cause, by the Participant for Good Reason (as defined in the Participant’s employment, severance protection agreement or similar agreement, provided that if no such agreement exists or no definition of Good Reason is provided therein, then Good Reason shall not exist) within 24 months following the Change in Control, such assumed or replacement awards shall immediately vest upon such termination, and (ii) if assumed or replaced in relation to a Performance Compensation Award be subject to vesting as follows: if a Participant’s employment or service is terminated without Cause, by the Participant for Good Reason (as defined in the Participant’s employment, severance protection agreement or similar agreement, provided that if no such agreement exists or no definition of Good Reason is provided therein, then Good Reason shall not exist), or due to the Participant’s death or Disability, any requirement that the Participant remain in the employ of the Company or its Affiliates shall be waived and the Participant shall receive a payment in respect of the Performance Compensation Award following employment termination, as determined by the Committee.

(b) Unless (x) the Company is the surviving entity and any adjustments necessary to preserve the value of the Participant’s outstanding Awards have been made, or (y) the Company’s successor at the time of the Change in Control irrevocably assumes the Company’s obligations under the Plan or replaces each Participant’s outstanding Award with an award of equal or greater value and having terms and conditions no less favorable to the Participant than those applicable to the Participant’s Award immediately prior to the Change in Control (and consistent with the requirements under Section 13(a)); then if the applicable Award Agreement does not provide for full or partial vesting upon a Change in Control, (i) each outstanding Option will immediately become vested and exercisable in full, (ii) the vesting conditions on each share of Restricted Stock, Restricted Stock Unit, Performance Compensation Award, and any other Awards held by the Participant will lapse upon the Change in Control, and (iii) each outstanding SAR will immediately become vested and exercisable in full.

(c) In addition, in the event of a Change in Control, the Committee may, in its discretion and upon at least five (5) calendar days’ advance notice to the affected persons, cancel any outstanding Award and pay to the holders thereof, in cash, securities or other property (including of the acquiring or successor company), or any combination thereof, the value of such Awards based upon the price per share of Common Stock received or to be received by other shareholders of the Company in the event. Notwithstanding the above, the Committee shall exercise such discretion over any Award subject to Section 409A of the Code at the time such Award is granted.

(d) In the event that any Change in Control occurs as a result of any transaction described in clause (iv) of the definition of such term, any Participant’s whose employment or service is terminated without Cause, by the Participant for Good Reason (as defined in the Participant’s employment, severance protection agreement or similar agreement, provided that if no such agreement exists or no definition of Good Reason is provided therein, then Good Reason shall not exist), in each case, on or after the date on which the shareholders of the Company approve the transaction giving rise to the Change in Control, but prior to the consummation thereof, shall be treated, solely for purposes of this Plan (including, without limitation, this Section 13), as continuing to be employed until the occurrence of such Change in Control, and to have been terminated immediately thereafter.

(e) The obligations of the Company under the Plan shall be binding upon any successor corporation or organization resulting from the merger, consolidation or other reorganization of the Company, or upon any successor corporation or organization succeeding to substantially all of the assets and business of the Company. To the extent practicable, the provisions of this Section 13 shall occur in a manner and at a time that allows affected Participants the ability to participate in the Change in Control transaction with respect to the Common Stock subject to their Awards.

14. Amendments and Termination.

(a) Amendment and Termination of the Plan. The Board may amend, alter, suspend, discontinue, or terminate the Plan or any portion thereof at any time; provided, that no such amendment, alteration, suspension, discontinuation or termination shall be made without shareholder approval if such approval is necessary to comply with any tax or regulatory requirement applicable to the Plan (including, without limitation, as necessary to comply with any rules or requirements of any securities exchange or inter-dealer quotation system on which the shares of Common Stock may be listed or quoted or for changes in GAAP to new accounting standards, to prevent the Company from being denied a tax deduction under Section 162(m) of the Code); provided, further, that any such amendment, alteration, suspension, discontinuance or termination that would materially and adversely affect the rights of any Participant or any holder or beneficiary of any Award theretofore granted shall not to that extent be effective without the consent of the affected Participant, holder or beneficiary. Notwithstanding the foregoing, no amendment shall be made to the last proviso of Section 14(b) of the Plan without shareholder approval.

(b) Amendment of Award Agreements. The Committee may, to the extent not inconsistent with the terms of any applicable Award Agreement, waive any conditions or rights under, amend any terms of, or alter, suspend, discontinue, cancel or terminate, any Award theretofore granted or the associated Award Agreement, prospectively or retroactively (including after a Participant’s termination of employment or service with the Company); provided that any such waiver, amendment, alteration, suspension, discontinuance, cancellation or termination that would materially and adversely affect the rights of any Participant with respect to any Award theretofore granted shall not to that extent be effective without the consent of the affected Participant; provided, further, that without shareholder approval, except as otherwise permitted under Section 12 of the Plan, (i) no amendment or modification may reduce the Exercise Price of any Option or SAR, (ii) the Committee may not cancel any outstanding Option or SAR and replace it with a new Option or SAR (with a lower Exercise Price) or other Award or cash in a manner which would either (A) be reportable on the Company’s proxy statement as Options which have been “repriced” (as such term is used in Item 402 of Regulation S-K promulgated under the Exchange Act), or (B) result in any “repricing” for financial statement reporting purposes (or otherwise cause the Award to fail to qualify for equity accounting treatment) and (iii) the Committee may not take any other action which is considered a “repricing” for purposes of the shareholder approval rules of the applicable securities exchange or interdealer quotation system on which the Common Stock is listed or quoted.

15. General.

(a) Award Agreements. Each Award under the Plan shall be evidenced by an Award Agreement, which shall be delivered to the Participant and shall specify the terms and conditions of the Award and any rules applicable thereto. The Committee may, but need not, require an Award Agreement to be signed by the Participant or a duly authorized representative of the Company.

(b) Nontransferability.

(i) Each Award shall be exercisable only by a Participant during the Participant’s lifetime, or, if permissible under applicable law, by the Participant’s legal guardian or representative. No Award may be assigned, alienated, pledged, attached, sold or otherwise transferred or encumbered by a Participant other than by will or by the laws of descent and distribution and any such purported assignment, alienation, pledge, attachment, sale, transfer or encumbrance shall be void and unenforceable against the Company or an Affiliate; provided that the designation of a beneficiary shall not constitute an assignment, alienation, pledge, attachment, sale, transfer or encumbrance.

(ii) Notwithstanding the foregoing, the Committee may, in its sole discretion, permit Awards (other than Incentive Stock Options) to be transferred by a Participant, without consideration, subject to such rules as the Committee may adopt consistent with any applicable Award Agreement, to preserve the purposes of the Plan, to: (A) any person who is a “family member” of the Participant, as such term is used in the instructions to Form S-8 under the Securities Act or any successor form of registration statements promulgated by the Securities and Exchange Commission (collectively, the “Immediate Family Members”); (B) a trust solely for the benefit of the Participant and his or her Immediate Family Members; (C) a partnership or limited liability company whose only partners or shareholders are the Participant and his or her Immediate Family Members; or (D) any other transferee as may be approved either (I) by the Board or the Committee in its sole discretion, or (II) as provided in the applicable Award Agreement; (each transferee described in clauses (A), (B), (C) and (D) above is hereinafter referred to as a “Permitted Transferee”); provided that the Participant gives the Committee advance written notice describing the terms and conditions of the proposed transfer and the Committee notifies the Participant in writing that such a transfer would comply with the requirements of the Plan.

(iii) The terms of any Award transferred in accordance with the immediately preceding sentence shall apply to the Permitted Transferee and any reference in the Plan, or in any applicable Award Agreement, to a Participant shall be deemed to refer to the Permitted Transferee, except that (A) Permitted Transferees shall not be entitled to transfer any Award, other than by will or the laws of descent and distribution; (B) Permitted Transferees shall not be entitled to exercise any transferred Option unless there shall be in effect a registration statement on an appropriate form covering the shares of Common Stock to be acquired pursuant to the exercise of such Option if the Committee determines, consistent with any applicable Award Agreement, that such a registration statement is necessary or appropriate; (C) the Committee or the Company shall not be required to provide any notice to a Permitted Transferee, whether or not such notice is or would otherwise have been required to be given to the Participant under the Plan or otherwise; and (D) the consequences of the termination of the Participant’s employment by, or services to, the Company or an Affiliate under the terms of the Plan and the applicable Award Agreement shall continue to be applied with respect to the Permitted Transferee, including, without limitation, that an Option shall be exercisable by the Permitted Transferee only to the extent, and for the periods, specified in the Plan and the applicable Award Agreement.

(c) Dividends and Dividend Equivalents. The Committee in its sole discretion may provide a Participant as part of an Award with dividends or Dividend Equivalents, payable in cash, shares of Common Stock, other securities, other Awards or other property, on a current or deferred basis, on such terms and conditions as may be determined by the Committee in its sole discretion, including without limitation, payment directly to the Participant, withholding of such amounts by the Company subject to vesting of the Award or reinvestment in additional shares of Common Stock, Restricted Stock or other Awards; provided, that no Dividend Equivalents shall be payable in respect of outstanding (i) Options or SARs or (ii) unearned Performance Compensation Awards or other unearned Awards subject to performance conditions (other than or in addition to the passage of time) (although Dividend Equivalents may be accumulated in respect of unearned Awards and paid as soon as administratively practicable, but no more than sixty (60) calendar days, after such Awards are earned and become payable or distributable).

(d) Tax Withholding.

(i) A Participant shall be required to pay to the Company or any Affiliate, and the Company or any Affiliate shall have the right (but not the obligation) and is hereby authorized to withhold, from any cash, shares of Common Stock, other securities or other property deliverable under any Award or from any compensation or other amounts owing to a Participant, the amount (in cash, shares of Common Stock, other securities or other property) of any required withholding taxes in respect of an Award, its exercise, or any payment or transfer under an Award or under the Plan and to take such other action as may be necessary in the opinion of the Committee or the Company to satisfy all obligations for the payment of such withholding and taxes.

(ii) Without limiting the generality of clause (i) above, the Committee may, in its sole discretion, permit a Participant to satisfy, in whole or in part, the foregoing withholding liability (but no more than the minimum required statutory withholding liability, if required to avoid adverse accounting treatment of the Award as a liability award under ASC 718) by (A) payment in cash; (B) the delivery of shares of Common Stock (which are not subject to any pledge or other security interest) owned by the Participant having a Fair Market Value equal to such withholding liability or (C) having the Company withhold from the number of shares of Common Stock otherwise issuable or deliverable pursuant to the exercise or settlement of the Award a number of shares of Common Stock with a Fair Market Value equal to such withholding liability.

(e) No Claim to Awards; No Rights to Continued Employment; Waiver. No employee of the Company or an Affiliate, or other person, shall have any claim or right to be granted an Award under the Plan or, having been selected for the grant of an Award, to be selected for a grant of any other Award. There is no obligation for uniformity of treatment of Participants or holders or beneficiaries of Awards. The terms and conditions of Awards and the Committee’s determinations and interpretations with respect thereto need not be the same with respect to each Participant and may be made selectively among Participants, whether or not such Participants are similarly situated. Neither the Plan nor any action taken hereunder shall be construed as giving any Participant any right to be retained in the employ or service of the Company or an Affiliate, nor shall it be construed as giving any Participant any rights to continued service on the Board. The Company or any of its Affiliates may at any time dismiss a Participant from employment or discontinue any consulting relationship, free from any liability or any claim under the Plan, unless otherwise expressly provided in the Plan or any Award Agreement. By accepting an Award under the Plan, a Participant shall thereby be deemed to have waived any claim to continued exercise or vesting of an Award or to damages or severance entitlement related to non-continuation of the Award beyond the period provided under the Plan or any Award Agreement, notwithstanding any provision to the contrary in any written employment contract or other agreement between the Company and its Affiliates and the Participant, whether any such agreement is executed before, on or after the Date of Grant.

(f) International Participants. Without limiting the generality of Section 4(d) of the Plan, with respect to Participants who reside or work outside of the United States of America and who are not (and who are not expect to be) “covered employees” within the meaning of Section 162(m) of the Code, the Committee may in its sole discretion amend the terms of the Plan or Sub Plans or appendices thereto, or outstanding Awards, with respect to such Participants in order to conform such terms with the requirements of local law or to obtain more favorable tax or other treatment for a Participant, the Company or its Affiliates.

(g) Beneficiary. If a Participant dies, amounts payable with respect to an Award, if any, due under the Plan upon his or her death will be paid to the Participant’s spouse (or domestic partner if such status is recognized by the Company according to the procedures established by the Company and in such jurisdiction), or if the Participant is otherwise unmarried at the time of death, the Participant’s estate. After receipt of Options in accordance with this paragraph, beneficiaries will only be able to exercise such options in accordance with Section 7(d) of the Plan.

(h) Termination of Employment or Service. Except as otherwise provided in an Award Agreement, or any employment, consulting, change in control, severance or other agreement between a Participant and the Company or an Affiliate, and unless determined otherwise by the Committee: (i) neither a temporary absence from employment or service due to illness, vacation or leave of absence (including, without limitation, a call to active duty for military service through a Reserve or National Guard unit) nor a transfer from employment or service with the Company to employment or service with an Affiliate (or vice-versa) shall be considered a termination of employment or service with the Company or an Affiliate; and (ii) if a Participant’s employment with the Company and its Affiliates terminates, but such Participant continues to provide services to the Company or its Affiliates in a non-employee capacity (including as a Non-Employee Director) (or vice-versa), such change in status shall not be considered a termination of employment or service with the Company or an Affiliate for purposes of the Plan.

(i) No Rights as a Shareholder. Except as otherwise specifically provided in the Plan or any Award Agreement, no person shall be entitled to the privileges of ownership in respect of shares of Common Stock that are subject to Awards hereunder until such shares have been issued or delivered to that person.

(j) Government and Other Regulations.

(i) The obligation of the Company to settle Awards in Common Stock or other consideration shall be subject to all applicable laws, rules, and regulations, and to such approvals by governmental agencies as may be required. Notwithstanding any terms or conditions of any Award to the contrary, the Company shall be under no obligation to offer to sell or to sell, and shall be prohibited from offering to sell or selling, any shares of Common Stock pursuant to an Award unless such shares have been properly registered for sale pursuant to the Securities Act with the Securities and Exchange Commission or unless the Company has received an opinion of counsel, satisfactory to the Company, that such shares may be offered or sold without such registration pursuant to an available exemption therefrom and the terms and conditions of such exemption have been fully complied with. The Company shall be under no obligation to register for sale under the Securities Act any of the shares of Common Stock to be offered or sold under the Plan. The Committee shall have the authority to provide that all shares of Common Stock or other securities of the Company or any Affiliate delivered under the Plan shall be subject to such stop transfer orders and other restrictions as the Committee may deem advisable under the Plan, the applicable Award Agreement, the Federal securities laws, or the rules, regulations and other requirements of the Securities and Exchange Commission, any securities exchange or inter-dealer quotation system upon which such shares or other securities of the Company are then listed or quoted and any other applicable Federal, state, local or non-U.S. laws, rules, regulations and other requirements, and, without limiting the generality of Section 9 of the Plan, the Committee may cause a legend or legends to be put on any such certificates of Common Stock or other securities of the Company or any Affiliate delivered under the Plan to make appropriate reference to such restrictions or may cause such Common Stock or other securities of the Company or any Affiliate delivered under the Plan in book-entry form to be held subject to the Company’s instructions or subject to appropriate stop-transfer orders. Notwithstanding any provision in the Plan to the contrary, the Committee reserves the right to add any additional terms or provisions to any Award granted under the Plan that it in its sole discretion deems necessary or advisable in order that such Award complies with the legal requirements of any governmental entity to whose jurisdiction the Award is subject.

(ii) The Committee may cancel an Award or any portion thereof if it determines, in its sole discretion, that legal or contractual restrictions and/or blockage and/or other market considerations would make the Company’s acquisition of shares of Common Stock from the public markets, the Company’s issuance of Common Stock to the Participant, the Participant’s acquisition of Common Stock from the Company and/or the Participant’s sale of Common Stock to the public markets, illegal, impracticable or inadvisable. If the Committee determines to cancel all or any portion of an Award in accordance with the foregoing, the Company shall pay to the Participant an amount equal to the excess of (A) the aggregate Fair Market Value of the shares of Common Stock subject to such Award or portion thereof canceled (determined as of the applicable exercise date, or the date that the shares would have been vested or delivered, as applicable), over (B) the aggregate Exercise Price or any amount payable as a condition of delivery of shares of Common Stock (in the case of any other Award). Such amount shall be delivered to the Participant as soon as practicable following the cancellation of such Award or portion thereof.

(k) No Section 83(b) Elections Without Consent of Company. No election under Section 83(b) of the Code or under a similar provision of law may be made unless expressly permitted by the terms of the applicable Award Agreement or by action of the Committee in writing prior to the making of such election. If a Participant, in connection with the acquisition of shares of Common Stock under the Plan or otherwise, is expressly permitted to make such election and the Participant makes the election, the Participant shall notify the Company of such election within ten (10) calendar days of filing notice of the election with the Internal Revenue Service or other governmental authority, in addition to any filing and notification required pursuant to Section 83(b) of the Code or other applicable provision.

(l) Payments to Persons Other Than Participants. If the Committee shall find that any person to whom any amount is payable under the Plan is unable to care for his or her affairs because of illness or accident, or is a minor, or has died, then any payment due to such person or his or her estate (unless a prior claim therefor has been made by a duly appointed legal representative or a beneficiary designation form has been filed with the Company) may, if the Committee so directs the Company, be paid to his or her spouse, child, relative, an institution maintaining or having custody of such person, or any other person deemed by the Committee to be a proper recipient on behalf of such person otherwise entitled to payment. Any such payment shall be a complete discharge of the liability of the Committee and the Company therefor.

(m) Nonexclusivity of the Plan. Neither the adoption of the Plan by the Board nor the submission of the Plan to the shareholders of the Company for approval shall be construed as creating any limitations on the power of the Board to adopt such other incentive arrangements as it may deem desirable, including, without limitation, the granting of stock options other than under the Plan, and such arrangements may be either applicable generally or only in specific cases.

(n) No Trust or Fund Created. Neither the Plan nor any Award shall create or be construed to create a trust or separate fund of any kind or a fiduciary relationship between the Company or any Affiliate, on the one hand, and a Participant or other person or entity, on the other hand. No provision of the Plan or any Award shall require the Company, for the purpose of satisfying any obligations under the Plan, to purchase assets or place any assets in a trust or other entity to which contributions are made or otherwise to segregate any assets, nor shall the Company maintain separate bank accounts, books, records or other evidence of the existence of a segregated or separately maintained or administered fund for such purposes. Participants shall have no rights under the Plan other than as unsecured general creditors of the Company, except that insofar as they may have become entitled to payment of additional compensation by performance of services, they shall have the same rights as other employees under general law.

(o) Reliance on Reports. Each member of the Committee and each member of the Board (and their respective designees) shall be fully justified in acting or failing to act, as the case may be, and shall not be liable for having so acted or failed to act in good faith, in reliance upon any report made by the independent public accountant of the Company and its Affiliates and/or any other information furnished in connection with the Plan by any agent of the Company or the Committee or the Board, other than himself or herself.

(p) Relationship to Other Benefits. No payment under the Plan shall be taken into account in determining any benefits under any pension, retirement, profit sharing, severance, group insurance or other benefit plan of the Company except as otherwise specifically provided in such other plan.

(q) Purchase for Investment. Whether or not the Options and shares covered by the Plan have been registered under the Securities Act, each person exercising an Option under the Plan or acquiring shares under the Plan, may be required by the Company to give a representation in writing that such person is acquiring such shares for investment and not with a view to, or for sale in connection with, the distribution of any part thereof. The Company will endorse any necessary legend referring to the foregoing restriction upon the certificate or certificates representing any shares issued or transferred to the Participant upon the exercise of any Option granted under the Plan.

(r) Governing Law; Choice of Forum. The Plan shall be governed by and construed in accordance with the internal laws of the State of Delaware applicable to contracts made and performed wholly within the State of Delaware, without giving effect to the conflicts of law provisions thereof. The jurisdiction and venue for any disputes arising under, or any action brought to enforce (or otherwise relating to), the Plan will be exclusively in the courts in the State of Illinois, County of Cook, including the Federal Courts located therein (should Federal jurisdiction exist).

(s) Statute of Limitations for Disputes and Claims Involving the Plan or Awards. If a Participant disputes any action, omission, interpretation, or other issue arising under or related to the Plan or an Award Agreement, or the Participant believes that he or she has a claim against the Plan, the Company, the Board, the Committee, or any officer, employee or agent of them, under the terms of the Plan or any applicable Award Agreement, any action relating to such dispute must be brought in state or federal court within twelve (12) months after the dispute has arisen.

(t) Severability. If any provision of the Plan or any Award or Award Agreement is or becomes or is deemed to be invalid, illegal, or unenforceable in any jurisdiction or as to any person or entity or Award, or would disqualify the Plan or any Award under any law deemed applicable by the Committee, such provision shall be construed or deemed amended to conform to the applicable laws, or if it cannot be construed or deemed amended without, in the determination of the Committee, materially altering the intent of the Plan or the Award, such provision shall be construed or deemed stricken as to such jurisdiction, person or entity or Award and the remainder of the Plan and any such Award shall remain in full force and effect.

(u) Obligations Binding on Successors. The obligations of the Company under the Plan shall be binding upon any successor corporation or organization resulting from the merger, consolidation or other reorganization of the Company, or upon any successor corporation or organization succeeding to substantially all of the assets and business of the Company.

(v) Section 409A of the Code.

(i) Notwithstanding any provision of the Plan to the contrary, it is intended that the provisions of the Plan comply with Section 409A of the Code, and all provisions of the Plan shall be construed and interpreted in a manner consistent with the requirements for avoiding taxes or penalties under Section 409A of the Code. Each Participant is solely responsible and liable for the satisfaction of all taxes and penalties that may be imposed on or in respect of such Participant in connection with the Plan or any other plan maintained by the Company (including any taxes and penalties under Section 409A of the Code), and neither the Company nor any Affiliate shall have any obligation to indemnify or otherwise hold such Participant (or any beneficiary) harmless from any or all of such taxes or penalties. With respect to any Award that is considered “deferred compensation” subject to Section 409A of the Code, references in the Plan to “termination of employment” (and substantially similar phrases) shall mean “separation from service” within the meaning of Section 409A of the Code. For purposes of Section 409A of the Code, each of the payments that may be made in respect of any Award granted under the Plan is designated as a separate payment.

(ii) Notwithstanding anything in the Plan to the contrary, if a Participant is a “specified employee” within the meaning of Section 409A (a)(2)(B)(i) of the Code, no payments or deliveries in respect of any Awards that are “deferred compensation” subject to Section 409A of the Code shall be made to such Participant prior to the date that is six (6) months after the date of such Participant’s “separation from service” (as defined in Section 409A of the Code) or, if earlier, the Participant’s date of death. Following any applicable six (6) month delay, all such delayed payments or deliveries will be paid or delivered (without interest) in a single lump sum on the earliest date permitted under Section 409A of the Code that is also a business day.

(iii) Unless otherwise provided by the Committee, in the event that the timing of payments in respect of any Award (that would otherwise be considered “deferred compensation” subject to Section 409A of the Code) would be accelerated upon the occurrence of (A) a Change in Control, no such acceleration shall be permitted unless the event giving rise to the Change in Control satisfies the definition of a change in the ownership or effective control of a corporation, or a change in the ownership of a substantial portion of the assets of a corporation pursuant to Section 409A of the Code and any Treasury Regulations promulgated thereunder or (B) a Disability, no such acceleration shall be permitted unless the Disability also satisfies the definition of “Disability” pursuant to Section 409A of the Code and any Treasury Regulations promulgated thereunder.

(w) Clawback; Forfeiture. Notwithstanding anything to the contrary contained herein, an Award Agreement may provide that the Committee may in its sole discretion cancel the Award, including after the Award has vested, if the Participant, while employed by or providing services to the Company or any Affiliate or after termination of such employment or service, violates a non-competition, non-solicitation, non-disparagement, non-disclosure, or other restrictive covenant or agreement or otherwise has engaged in or engages in activity that is in conflict with or adverse to the interest of the Company or any Affiliate, including fraud or conduct contributing to any financial restatements or irregularities, as determined by the Committee in its sole discretion. The Committee may also provide in an Award Agreement that if the Participant otherwise has engaged in or engages in any activity referred to in the preceding sentence, the Participant shall forfeit any compensation, gain or other value realized thereafter on the vesting, exercise or settlement of such Award, the sale or other transfer of such Award, or the sale of shares of Common Stock acquired in respect of such Award, and must promptly repay such amounts to the Company. The Committee may also provide in an Award Agreement that if the Participant receives any amount in excess of what the Participant should have received under the terms of the Award for any reason (including without limitation by reason of a financial restatement, mistake in calculations or other administrative error), all as determined by the Committee in its sole discretion, then the Participant shall be required to promptly repay any such excess amount to the Company. To the extent required by applicable law (including without limitation Section 304 of the Sarbanes-Oxley Act and Section 954 of the Dodd-Frank Wall Street Reform and Consumer Protection Act) and/or the rules and regulations of NYSE or other securities exchange or inter-dealer quotation system on which the Common Stock is listed or quoted, or if so required pursuant to a written policy adopted from time to time by the Company, Awards shall be subject (including on a retroactive basis) to clawback, forfeiture or similar requirements (and such requirements shall be deemed incorporated by reference into all outstanding Award Agreements).

(x) Code Section 162(m) Re-Approval. If so determined by the Committee, the provisions of the Plan regarding Performance Compensation Awards shall be submitted for re-approval by the shareholders of the Company no later than the first shareholder meeting that occurs in the fifth year following the year that shareholders previously approved such provisions following the date of initial shareholder approval, for purposes of exempting certain Awards granted after such time from the deduction limitations of Section 162(m) of the Code. Nothing in this subsection, however, shall affect the validity of Awards granted after such time if such shareholder approval has not been obtained.

(y) Electronic Delivery of Plan Information and Electronic Signatures. To the extent permitted by applicable law, the Company may deliver by email or other electronic means (including posting on a web site maintained by the Company or by a third party under contract with the Company) all documents relating to the Plan or any Award thereunder (including without limitation, prospectuses required by applicable securities law) and all other documents that the Company is required to deliver to its security holders (including without limitation, annual reports and proxy statements). To the extent permitted by applicable law, the Participant’s execution of an Award Agreement may be made by electronic facsimile or other method of recording of the Participant’s signature in a manner that is acceptable to the Committee.

(z) Expenses; Gender; Titles and Headings. The expenses of administering the Plan shall be borne by the Company and its Affiliates. Masculine pronouns and other words of masculine gender shall refer to both men and women. The titles and headings of the sections in the Plan are for convenience of reference only, and in the event of any conflict, the text of the Plan, rather than such titles or headings, shall control.

GLOBAL BRASS AND COPPER HOLDINGS, INC.

475 N. MARTINGALE ROAD

SUITE 1050

SCHAUMBURG, IL 60173

VOTE BY INTERNET - www.proxyvote.com

Use the Internet to transmit your voting instructions and for electronic delivery of information up until 10:59 p.m. (Central Time) on May 25, 2016. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALS

If you would like to reduce the costs incurred by our company in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years.

VOTE BY PHONE - 1-800-690-6903

Use any touch-tone telephone to transmit your voting instructions up until 10:59 p.m. (Central Time) on May 25, 2016. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL

Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

M90698-P64930                         KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

GLOBAL BRASS AND COPPER HOLDINGS, INC.

The Board of Directors recommends you vote FOR the following:

1.	Election of Directors

	Nominees:	For	Against	Abstain

	1a. Vicki L. Avril	☐	☐	☐

	1b. Donald L. Marsh	☐	☐	☐

	1c. Bradford T. Ray	☐	☐	☐

	1d. John H. Walker	☐	☐	☐

	1e. John J. Wasz	☐	☐	☐

	1f. Martin E. Welch, III	☐	☐	☐

	1g. Ronald C. Whitaker	☐	☐	☐

The Board of Directors recommends you vote FOR the following proposals:		For	Against	Abstain

2.	Ratify the appointment of PricewaterhouseCoopers LLP as our independent registered public accounting firm for 2016.	☐	☐	☐

3.	Approve the amendment and restatement of our Global Brass and Copper Holdings, Inc. 2013 Omnibus Equity Incentive Plan	☐	☐	☐

4.	Advisory approval of our executive compensation.	☐	☐	☐

NOTE: Such other business as may properly come before the meeting or any adjournment thereof.

	Yes	No

Please indicate if you plan to attend this meeting.	☐	☐

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature (Joint Owners)	Date

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:

The Notice and Proxy Statement and Annual Report on Form 10-K are available at www.proxyvote.com.

M90699-P64930

GLOBAL BRASS AND COPPER HOLDINGS, INC.

Annual Meeting of Stockholders

May 26, 2016, 10:00 AM, CDT

This proxy is solicited by the Board of Directors

The undersigned hereby appoints John J. Wasz and Robert T. Micchelli, and each of them, with power to act without the other and with power of substitution, as proxies and attorneys-in-fact and hereby authorizes them to represent and vote, as provided on the other side, all the shares of Global Brass and Copper Holdings, Inc. Common Stock which the undersigned is entitled to vote and, in their discretion, to vote upon such other business as may properly come before the Annual Meeting of Stockholders of the Company to be held on May 26, 2016 or any adjournment thereof, with all powers which the undersigned would possess if present at the Meeting.

THIS PROXY CARD, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED. IF NO DIRECTION IS MADE BUT THE CARD IS SIGNED, THIS PROXY CARD WILL BE VOTED FOR THE ELECTION OF ALL NOMINEES UNDER PROPOSAL 1, FOR PROPOSAL 2, FOR PROPOSAL 3, AND FOR PROPOSAL 4, AND IN THE DISCRETION OF THE PROXIES WITH RESPECT TO SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING.

Continued and to be signed on reverse side